UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7170

TCW Funds, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Philip K. Holl, Esq.

Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders.

TCW Funds Insight that works for you.™

TCW Fixed Income Funds
TCW Money Market Fund

2010 Annual Report

TCW Fixed Income Funds TCW Money Market Fund

2010 Annual Report

TCW Funds, Inc.

Table of Contents	October 31, 2010

The Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc.

To Our Valued Shareholders

We submit the 2010 annual report for the TCW Funds, Inc. The report contains information outlining the performance of our Funds and a listing of the portfolio holdings as of October 31, 2010, as well as the management discussions on each of the Funds for the year ended October 31, 2010.

TCW and MetWest Acquisition

On February 24, 2010, the TCW Group (TCW) announced the completion of its acquisition of Metropolitan West Asset Management LLC (MetWest), a leading fixed income investment management firm. Since its founding in 1996, MetWest has delivered attractive fixed income returns for its clients through a value driven investment philosophy and a client-centered culture. MetWest’s strategies have garnered four nominations for Morningstar’s Fixed Income Manager of the Year and received this distinguished honor in 2006. MetWest investment professionals assumed overall management of many of our TCW Fixed Income Funds, including part of our TCW Asset Allocation Funds.

Investment Environment

The year has provided positive market returns for investors across almost all asset classes, albeit with sometimes high levels of volatility. In the first quarter of 2010, U.S. stocks rallied as signs of continued economic expansion and subdued inflation lifted shares of industrial, finance and consumer related names. Then in the second quarter, financial stress reasserted itself with most U.S. equity indexes down over 10%. Fears escalated that Europe could not contain Greece’s debt problems and that the debt crisis would spread to larger countries such as Spain and Portugal which had similar large public budget deficits. Other large macro concerns such as China’s slowing growth rate, the massive Gulf of Mexico oil spill, and the threat of further financial regulation also negatively impacted the markets. The third quarter of 2010 saw equity markets rebound pushing all equity indexes back into the black. Year-to-date as of the end of October 2010, the Dow Jones Industrial Average was up 9.0%, the S&P500 was up 7.8%, and the NASDAQ Composite was up 11.4%.

U.S. investment grade bonds started 2010 with a strong first quarter as the Barclays Aggregate Index finished up 1.8%. Amid improving economic conditions, credit sectors led this quarter while Treasuries, despite being the laggard, posted a positive return. High yield bonds had an outstanding first quarter as the Barclays High Yield Index returned 4.6%. Strong performance continued in the U.S. fixed income markets in the second quarter with yields on both the 10-year and 30-year Treasuries dipping below 3% and 4% respectively. The Barclays Aggregate ended the quarter up 3.5% and 5.3% for the first half of the year. U.S. bonds continued to rally in the third quarter and on through October as both interest rates and credit spreads declined. Yields dropped across all maturities with the 10-year and 30-year yields dropping 40 and 20 basis points respectively in the quarter as the Federal Reserve reiterated the need for exceptionally low rates for an extended period of time. As of October 31, 2010, the Barclays Aggregate was up 8.3% year-to-date and the Barclays High Yield index was up 14.4%.

Global equities moved higher in the year as investors were comforted by solid corporate earnings, positive news from key economic reports, and statements from central banks reaffirming their support to provide measures for continued economic expansion. Emerging markets equities as measured by the MSCI Emerging Markets Index rebounded from a loss in the second quarter and

To Our Valued Shareholders (Continued)

gained nearly 18% in the third quarter. Strong gains in many countries have pushed the Index to levels within 13% of the record high for the index set nearly three years ago. As of October 31, 2010, the MSCI Emerging Markets Index was up 14.3% year-to-date. Emerging markets fixed income had similar strong performance results with the JP EMBI Global Diversified Index up 16.4% percent year-to-date.

Product Management and Product Developments

On May 1, 2010, TCW expanded the TCW Total Return Bond Fund’s universe to allow the portfolio managers to invest up to half of the portfolio in non-investment grade bonds. This change is a reflection of the new realities in the mortgage bond market after the credit crisis. The managers do not intend to drastically increase the Fund’s non-investment grade bond exposure. However, they do plan to selectively invest in attractively priced lower-rated non-agency mortgage bonds that they see as having better risk/reward profiles than more expensive higher-rated securities.

We also effected a name change earlier this year of the TCW Focused Equities Fund. This Fund is now called the TCW Concentrated Value Fund to create more consistency with the strategy and its institutional vehicle. In addition, we liquidated the TCW Balanced Fund in September, due in large part to limited investor demand.

Recognition

At March month-end, the TCW Small Cap Growth Fund was named the winner of the prestigious Lipper Award for delivering strong and consistent performance over a three-year period. Lipper ranked the TCW Small Cap Growth Fund the best out of 463 funds in its classification over that time period.

Three of our Funds received the highest overall five-star Morningstar rating at the end of October 2010. They are the TCW Total Return Bond Fund, the TCW Core Fixed Income Fund, and the TCW Emerging Markets Income Fund. Additionally, the TCW Conservative Allocation Fund and the TCW Short Term Bond Fund were awarded an overall four stars by Morningstar.

Retirement of Richard Call

Richard Call will be retiring from the TCW Funds Board at the end of the year. Dick has been a Director since 1994 and will be remembered for his significant counsel and guidance as well as his outstanding contributions to the progress of TCW Funds and protection of shareholder interests.

Conclusion

During these challenging times in the capital markets, the TCW Funds continue to stay focused on maintaining their consistent investment approach with a long-term view. The TCW Funds provide our shareholders with sound investment strategies at competitive expense ratios. On behalf of the Board of Directors and everyone at TCW, I would like to thank you for your continued support. As always we look forward to assisting you in reaching your financial goals. If you have any questions or require any further information on the TCW Funds, I invite you to visit our website at www.tcw.com, or call our shareholder services department at (800) FUND TCW (800-386-3829).

Sincerely,

Charles W. Baldiswieler

President, Chief Executive Officer and Director

TCW Core Fixed Income Fund

Management Discussions

For the year ended October 31, 2010, the TCW Core Fixed Income Fund (the “Fund”) posted a gain of 11.34% and 10.88% on its I Class and N Class shares, respectively. The performance of the Fund’s two classes varies because of differing expenses. The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 8.01% over the same period.

Portfolio positioning with an overweight to non-government sectors benefitted Fund performance as spreads continued to compress across credit sectors over the fiscal year. In particular, holdings of non-Agency mortgage-backed securities (MBS) and corporate securities (including high yield) were contributors to outperformance. Improvements in non-Agency MBS pricing throughout the fiscal year were additive on a relative basis as the sector experienced price improvements anywhere from 25-30% over the past twelve months, even against a backdrop of volatile markets and mixed economic headlines. The Fund opportunistically increased its allocation to corporate credit after a period of elevated volatility in the second quarter. The Fund also expanded its opportunity set in early 2010 to include commercial mortgage-backed securities (CMBS), with the sector posting excess return of nearly 13% since inclusion in the portfolio over similar duration US Treasury issues.

Credit and equity markets rallied significantly over the fiscal year as improvements in economic data provided momentum to accompany the effects of government stimulus programs well underway and completed (e.g., conclusion in March of the Federal Reserve purchase program of $1.25 trillion in Agency MBS debt). Despite some volatility re-introduced during the second quarter of 2010, financial markets were able to internalize diverse challenges from economic weakness and European sovereign debt concerns to domestic financial reform. The Federal Reserve’s ongoing commitment to provide support to the economy has been evidenced by an additional round of quantitative easing, focusing on its dual mandate of full employment and price stability.

TCW Core Fixed Income Fund

Management Discussions (Continued)

TCW Core Fixed Income Fund - I Class

TCW Core Fixed Income Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Emerging Markets Income Fund

Management Discussions

For the fiscal year ended October 31, 2010, the TCW Emerging Markets Income Fund (the “Fund”) posted a gain of 24.44% and 24.03% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the JP Morgan Emerging Markets Bond Index Global Diversified (EMBI-GD), returned 18.06% over the same period.

Positive excess returns were generated across all geographic regions with the Fund’s out-performance deriving from solid returns from emerging markets (“EM”) corporate bonds, higher yielding sovereign credits and opportunistic local currency positions. The purchase of new issues benefited the portfolio, as these bonds came to the market at attractive spread concessions.

Emerging economies passed the 2008-2009 global stress test with their positive fundamentals largely intact and they are now expected to act as the key drivers of global growth over the next three to five years. The IMF currently projects emerging markets to grow by 6.4% in 2011 while the developed economies grow by 2.2%. Given the present growth trajectories, emerging market economies should account for about 50% of global GDP by 2017 from 20% today. Over the last decade, per capita income in the emerging markets has increased by more than three-fold. As a consequence, EM consumption exceeded that of the United States for the first time ever in 2008 and currently represents 34% of the global consumption story. Currently, the value of Chinese consumption is $1.8 trillion and is growing at a rate of approximately 15% per annum. For the four BRIC countries as a whole, consumption is currently $4.1 trillion. If consumption in these countries continues to increase at rates similar to those of the recent past, they will generate another $8 trillion of annual consumption by 2020.

Emerging markets fixed income has generated cumulative total returns of 23-45% since the onset of the US recession and financial crisis in mid-2007, solidly outperforming most other global asset classes with lower volatility. Since EM is imperfectly correlated with developed market assets, it has also provided diversification benefits. Going forward, we expect abundant liquidity conditions, strong relative growth dynamics and diminished macro vulnerabilities to result in further compression of EM risk premia. With policy rates in the US, Europe and Japan likely to remain lower for longer, the carry on EM fixed income will be all the more compelling. This is particularly the case, we believe, for higher yielding sovereigns with improving credit fundamentals, external corporate bonds, and local currency fixed income instruments. Despite the current US dollar weakness, many emerging market currencies are still below their pre-Lehman levels and, in spite of expected FX intervention by many EM central banks and governments to prevent rapid appreciation, emerging currencies seem poised to strengthen further over time.

There are, of course, risks to our positive view. The near-term risks of greatest concern to us are: a) Premature fiscal and monetary tightening in the developed markets; b) Beggar-thy-neighbor currency policies leading to protectionism and capital controls; c) Social and political unrest due to fiscal tightening, especially in the Eurozone periphery; d) Inflation-deflation risks; and e) Geopolitical risk leading to oil price volatility and fragile financial sentiment. While we are on watch for signs that the above risks could materialize, we remain constructive about the near-medium term outlook and we expect continued outperformance by EM debt.

Going forward, we expect the global economy to continue growing, albeit somewhat slower than trend due to prolonged weakness in the major developed economies. A double-dip recession seems unlikely given the vigilant approach of major central banks, which are now clearly biased to fight deflation rather than future inflation. Valuations are less favorable today than at the end of the second quarter, but the credit fundamentals underpinning EM debt remain compelling and market technicals are highly favorable. As we approach the end of 2010, we anticipate continued healthy inflows into EM debt from investors who are simultaneously worried about the G-3 macro outlook and constructive on the EM macro outlook. At +275 bps, the spread on the EMBI-GD opened the fiscal year 2011 substantially above its all-time highs of around 160 bps over US Treasuries. We continue to see good value in EM corporate bonds, the external debt of higher yielding sovereigns with improving credit fundamentals, and local currency bonds. We believe that current interest rate differentials, together with the longer-term trend of global investor diversification away from the G-3 currencies, should support the EMD asset class over time.

TCW Emerging Markets Income Fund

Management Discussions (Continued)

TCW Emerging Markets Income Fund - I Class

TCW Emerging Markets Income Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW High Yield Bond Fund

Management Discussions

For the year ended October 31, 2010, the TCW High Yield Bond Fund (the “Fund”) posted a gain of 18.18% and 17.86% on its I Class and N Class shares, respectively. The performance of the Fund’s two classes varies because of differing expenses. The Fund’s benchmark, the Citigroup High Yield Cash Pay Index, returned 17.60% during the same period.

Performance within the high yield market remained strong during the subject period, following historic returns the previous year. Conditions within the corporate credit markets continued to improve as companies reported higher earnings and revenues, which has contributed to high levels of cash on their balance sheets. The improvement in business operations, combined with a functioning credit market, has allowed many companies to refinance existing debt and improve their capital structures. Default rates are reflecting the positive developments as the Moody’s Global Speculative Grade Default rate has fallen to 3.7% on a trailing 12-month basis at the end of October and is less than a third of the peak rate reached last November.

The Fund benefited from good security selection within autos, homebuilders and retail. Risk was rewarded during the subject period and the triple-C segment of the Fund’s benchmark returned 25.32%. That performance was followed by 16.78% in the double-B segment and 15.19% in the single-B segment. High yield investors again benefited from both high current income and capital appreciation. The price gains in 2010 have largely been driven by the decline in Treasury yields, as credit spreads are nearly unchanged for the year. We are taking advantage of the market rally to prune positions that have met or exceeded our expectations and rotate into those securities that offer more attractive risk/reward. We continue to believe that credit spreads should compress in response to the improvements in corporate credit metrics. Spreads are still nearly 350 basis points wide of the trough levels reached in 2007 and represent a significant premium to the comparable maturity Treasury bond.

TCW High Yield Bond Fund

Management Discussions (Continued)

TCW High Yield Bond Fund - I Class

TCW High Yield Bond Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Short Term Bond Fund

Management Discussions

For the year ended October 31, 2010, the TCW Short Term Bond Fund (the “Fund”) posted a gain of 9.21%. The Fund’s benchmark, the Citigroup 1-year Treasury Index, returned 0.77% over the same period.

Shorter duration CMOs outperformed the Citigroup 1-year Treasury Index during the year as short term interest rates fell. Non-Agency ARMS underperformed the index as the collateral underlying floating rate securities continued to deteriorate.

The housing market continues to see deterioration as serious delinquencies rise, particularly amongst subprime loans, which are currently reporting over a 45% total delinquency rate. In comparison, Alt-A mortgages currently report a delinquency rate over 24%, while prime loans are seeing delinquency rates topping 6%. We expect delinquencies to continue to rise for Alt-A and prime mortgages, with the latter potentially seeing delinquencies rates rising to the double digits. Subprime delinquency rates, however, may see a slowing trend as these mortgages stand to benefit the most from government programs and initiatives. The Advisor remains diligent in its preferred method of security analysis, choosing to use conservative assumptions, thus limiting exposure to downside risk. Under these conservative assumptions, we continue to find value in the non-agency sector, which often offers the potential for double-digit yields. Generally, the Advisor tends to use a 30% default rate when analyzing prime bonds, a 65% rate when analyzing Alt-A securities and an 85%-90% default rate when analyzing subprime bonds.

Our overall investment strategy remains unchanged. The non-agency market, however, has seen relatively significant price gains over the year, making this sector less attractive than the previous quarter. We are still finding value in senior tranches of non-agency bonds, some of which are backed by Alt-A mortgage loans. Although we have significantly pared down our allocation to non-agency mortgages we continue to focus on both the agency and non-agency market for advantageous purchasing opportunities.

TCW Short Term Bond Fund - I Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Total Return Bond Fund

Management Discussions

For the year ended October 31, 2010, the TCW Total Return Bond Fund (the “Fund”) posted a gain of 10.32% and 10.00% on its Class I and Class N shares, respectively. The performance of the Fund’s two classes varies because of differing expenses. The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 8.01% over the same period.

Non-Agency MBS maintained its favorable trend as the sector, currently representing over 30% of the Fund, led relative performance during the year. In particular, senior securities backed by alt-A and subprime collateral have experienced price improvements anywhere from 25-30% over the past twelve months, even against a backdrop of volatile markets and mixed economic headlines. The technical landscape has been very favorable with demand overwhelming a non-existent supply, as a result of no new issuance and a shrinking asset class as amortizations, prepayments and defaults reduce available investments. In addition to the favorable technical backdrop, loan fundamentals continue to improve, albeit modestly, and the market is only just beginning to incorporate these improvements into pricing.

Agency holdings, which comprise the largest allocation of the Fund at approximately 50%, modestly outperformed during the year, buoyed by the Federal Reserve MBS purchasing initiative (a total of $1.25 trillion in MBS assets purchased), which came to an end in March 2010. Agency MBS captured headlines as buyouts by the government sponsored entities (GSEs) announced in February and implemented over the next several months resulted in prepayment spikes across Agency MBS, though overall refinancing activity remains slow. Despite the increased volatility, portfolio adjustments prior to the announcements to mitigate negative convexity characteristics limited impacts to Fund performance. CMBS exposure, which was added to the portfolio in early 2010, has experienced strong relative performance over the past twelve months, and remains a modest overweight with continuing focus on senior tranches at the top of the capital structure.

From a strategy perspective, Fund positioning remains intact, though adjustments have been made in recognition of the pricing environment to realize better risk-adjusted investment opportunities. Duration remains short that of the benchmark reflecting a defensive stance on inflation and little sacrifice in overall yield. We increased exposure to Agency MBS towards the latter part of the fiscal year, favoring recent-issue 3.5%-coupon and 15-year MBS while reducing exposure to Agency CMOs. While recognizing foreclosure challenges remain and controversy is on-going, our overweight investment in non-Agency RMBS continues. In our view, senior tranches of this asset class remain a compelling risk-adjusted value as technical dynamics remain strong with shrinking supply and growing demand, coupled with gradual improvement in fundamentals.

TCW Total Return Bond Fund

TCW Total Return Bond Fund - I Class

TCW Total Return Bond Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Money Market Fund

Schedule of Investments

Principal Amount	Short-Term Investments	Value (1)

	Commercial Paper (7.9% of Net Assets)
$2,000,000	Honeywell International, Inc., (144A), 0.52%, due 12/29/10 (2)	$1,998,325
1,400,000	National Australia Bank Ltd, 0.37%, due 01/03/11	1,400,000
1,400,000	National Co-op. Services, 0.28%, due 12/02/10	1,399,663
1,400,000	Northwest National Gas Co., 0.42%, due 03/21/11	1,397,713
1,500,000	Prudential Funding LLC, 0.49%, due 12/14/10	1,499,122
1,400,000	Standard Chartered Bank, (144A), 0.5%, due 07/26/11 (2)	1,394,808
1,400,000	Toronto-Dominion Bank, 0.256%, due 12/09/10 (3)	1,400,007
1,400,000	Toyota Credit De Puerto Rico Corp., 0.39%, due 03/14/11	1,397,983
1,400,000	Union Bank N.A., 0.43%, due 04/11/11	1,397,308

	Total Commercial Paper (Cost: $13,284,929)	13,284,929

	Corporate Bonds (35.7%)
985,000	Abbott Laboratories, 3.75%, due 03/15/11	996,253
2,100,000	AT&T, Inc., 5.3%, due 11/15/10	2,103,835
2,000,000	AT&T, Inc., 6.25%, due 03/15/11	2,040,577
1,985,000	Bank of America Corp., 0.796%, due 12/02/10 (3)	1,985,961
733,000	Bank of New York Mellon Corp. (The), 4.95%, due 01/14/11	739,571
1,470,000	BB&T Corp., 3.1%, due 07/28/11	1,495,697
500,000	Berkshire Hathaway Finance Corp., 0.589%, due 01/11/11 (3)	500,327
1,005,000	Berkshire Hathaway Finance Corp., 4.2%, due 12/15/10	1,009,384
1,400,000	BNP Paribas, 0.44%, due 07/29/11	1,400,000
1,400,000	Campbell Soup Co., 6.75%, due 02/15/11	1,425,870
1,370,000	Caterpillar Financial Services Corp., 5.05%, due 12/01/10	1,375,238
1,500,000	Cellco Partnership/Verizon Wireless Capital LLC, 2.946%, due 05/20/11 (3)	1,520,494
1,500,000	Cisco Systems, Inc., 5.25%, due 02/22/11	1,521,025
1,500,000	Citigroup, Inc., 0.452%, due 05/18/11 (3)	1,497,063
1,400,000	ConocoPhillips, 9.375%, due 02/15/11	1,435,740
1,530,000	Credit Suisse (USA), Inc., 0.486%, due 03/02/11 (3)	1,530,825
1,400,000	Deutsche Bank AG, 0.46%, due 10/28/11 (3)	1,400,000
1,700,000	Federal Home Loan Bank, 0.29%, due 05/27/11 (3)	1,699,605
1,500,000	Federal Home Loan Bank, 0.35%, due 06/13/11 (3)	1,500,000
6,000,000	Federal Home Loan Mortgage Corp., 0.33%, due 11/07/11 (3)	5,998,768
1,500,000	General Electric Capital Corp., 0.378%, due 04/28/11 (3)	1,499,248
3,715,000	General Electric Capital Corp., 0.922%, due 12/09/10 (3)	3,717,702
1,000,000	Goldman Sachs Group, Inc. (The), 5%, due 01/15/11	1,008,962
440,000	Goldman Sachs Group, Inc. (The), 6.875%, due 01/15/11	445,632
1,400,000	Govco LLC, (144A), 0.4%, due 03/04/11 (2)	1,398,087
1,500,000	Hewlett-Packard Co., 2.079%, due 02/24/11 (3)	1,508,435
1,500,000	Inter-American Development Bank, 5%, due 04/05/11	1,529,219
1,500,000	John Deere Capital Corp., 0.989%, due 01/18/11 (3)	1,502,539
2,000,000	JP Morgan Chase & Co., 0.517%, due 01/31/11 (3)	2,001,158
1,600,000	McDonald’s Corp., 8.875%, due 04/01/11	1,653,775
1,400,000	Merrill Lynch & Co., Inc., 4.5%, due 11/04/10	1,400,448
1,500,000	Morgan Stanley, 0.539%, due 01/18/11 (3)	1,489,126
1,516,000	Oracle Corp., 5%, due 01/15/11	1,529,386

See accompanying notes to financial statements.

TCW Money Market Fund

October 31, 2010

Principal Amount	Short-Term Investments	Value (1)

	Corporate Bonds (Continued)
$1,500,000	Shell International Finance BV, 5.625%, due 06/27/11	$1,550,481
1,350,000	Target Corp., 6.35%, due 01/15/11	1,366,230
1,400,000	UBS AG of Stamford, 1.539%, due 09/29/11 (3)	1,411,594
200,000	Wal-Mart Stores, Inc., 4.125%, due 02/15/11	202,087
1,400,000	Wells Fargo & Co., 0.389%, due 01/12/11 (3)	1,400,441
479,000	Wyeth, 6.95%, due 03/15/11	490,438

	Total Corporate Bonds (Cost: $60,281,221)	60,281,221

	Municipal Bonds (1.8%)
1,500,000	Kentucky Asset Liability Commission, Revenue Bond, 0.841%, due 04/01/11	1,500,000
1,500,000	State of Illinois, General Obligation, 3.55%, due 06/01/11	1,519,353

	Total Municipal Bonds (Cost: $3,019,353)	3,019,353

	U.S. Treasury Bond (Cost: $883,910) (0.5%)
878,003	U.S. Treasury Inflation Indexed Bond, 3.5%, due 01/15/11 (4)	883,910

Number of Shares
	Money Market Investments (11.5%)
6,500,000	BlackRock Provident Institutional Fund, 0.21%	6,500,000
6,500,000	Dreyfus Institutional Cash Advantage Fund, 0.22%	6,500,000
6,482,000	Fidelity Institutional Money Market Fund, 0.2%	6,482,000

	Total Money Market Investments (Cost: $19,482,000)	19,482,000

Principal Amount
	Repurchase Agreements (42.4%)
$24,300,000	Bank of America, 0.19%, due 11/01/10 (collateralized by $863,000 Freddie Mac, 4.88%, due 06/13/18, valued at $1,030,997; $551,000 Fannie Mae, 5.40%, due 11/09/29, valued at $565,739; $4,852,000 Fannie Mae, 5.00%, due 05/11/17, valued at $5,829,500; $5,000,000 Federal Home Loan Bank, 4.38%, due 07/01/19, valued at $5,710,751; $5,000,000 Federal Home Loan Bank, 4.75%, due 06/08/18, valued at $5,886,771; $4,863,000 Freddie Mac, 5.13%, due 10/18/16, valued at $5,762,684) (Total Amount to be Received Upon Repurchase $24,300,385)	24,300,000
47,427,000	Deutsche Bank LLC, 0.21%, due 11/01/10 (collateralized by $48,376,000 Federal Home Loan Discount Note, 0%, due 11/01/10, valued at $48,376,000) (Total Amount to be Received Upon Repurchase $47,427,830)	47,427,000

See accompanying notes to financial statements.

TCW Money Market Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value (1)

	Repurchase Agreements (Continued)
$1,555	State Street Bank & Trust Company, 0.01%, due 11/01/10 (collateralized by $5,000, U.S. Treasury Note, 1.38%, due 05/15/13, valued at $5,144) (Total Amount to be Received Upon Repurchase $1,555)	$1,555

	Total Repurchase Agreements (Cost: $71,728,555)	71,728,555

	Total Short-Term Investments (Cost: $168,679,968) (99.8%)	168,679,968

	Total Investments (Cost: $168,679,968) (99.8%)	168,679,968
	Excess of Other Assets over Liabilities (0.2%)	361,069

	Net Assets (100.0%)	$169,041,037

Notes to the Schedule of Investments:

(1)	Amortized Cost (See Note 2 under “Security Valuation”).
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the value of these securities amounted to $4,791,220 or 2.8% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2010.
(4)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.

See accompanying notes to financial statements.

TCW Money Market Fund

Investments by Industry	October 31, 2010

Industry*	Percentage of Net Assets
Automotive	0.8%
Banking	14.9
Beverages, Food & Tobacco	0.8
Computers & Information	1.8
Financial Services	10.2
Heavy Machinery	0.8
Industrial — Diversified	1.2
Insurance	1.8
Investment Companies	7.6
Municipal Bonds	1.8
Oil & Gas	2.6
Pharmaceuticals	0.9
Prepackaged Software	0.9
Repurchase Agreements (1)	42.4
Restaurants	1.0
Retailers	0.9
Telephone Communications, exc. Radio	2.5
Telephone Systems	0.9
U.S. Government Agency Obligations	5.5
U.S. Government Obligations	0.5

Total	99.8%

(1)	Collateralized by U.S. Government Agency securities.
*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments

Principal Amount	Fixed Income Securities	Value

	Corporate Bonds

	Airlines (0.0% of Net Assets)
$77,558	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22 (EETC)	$85,509
49,000	Delta Air Lines, Inc., (144A), 9.5%, due 09/15/14 (1)	54,268

	Total Airlines	139,777

	Apparel Retailers (0.1%)
190,000	Limited Brands, Inc., 7%, due 05/01/20	210,425

	Automotive (0.2%)
130,000	American Tire Distributors, Inc., (144A), 9.75%, due 06/01/17 (1)	139,425
350,000	Daimler Finance North America LLC, 6.5%, due 11/15/13	402,878
105,000	Goodyear Tire & Rubber Co. (The), 8.25%, due 08/15/20	111,037
145,000	Navistar International Corp., 8.25%, due 11/01/21	158,594

	Total Automotive	811,934

	Banking (4.7%)
350,000	American Express Co., 7.25%, due 05/20/14	409,667
1,100,000	Bank of America Corp., 5.65%, due 05/01/18	1,157,732
800,000	Bank of America NA, 6.1%, due 06/15/17	853,524
475,000	Bank of New York Mellon Corp. (The), 4.95%, due 11/01/12	513,510
250,000	Barclays Bank PLC, 5%, due 09/22/16	277,754
900,000	Barnett Capital III, 1.091%, due 02/01/27 (2)	632,705
110,000	CIT Group, Inc., 7%, due 05/01/17	109,175
425,000	Citigroup, Inc., 6%, due 08/15/17	468,557
275,000	Citigroup, Inc., 6.125%, due 05/15/18	306,658
550,000	Citigroup, Inc., 8.125%, due 07/15/39	691,959
950,000	Citigroup, Inc., 8.5%, due 05/22/19	1,192,893
160,000	Credit Acceptance Corp., (144A), 9.125%, due 02/01/17 (1)	168,200
475,000	Credit Suisse New York, 5.5%, due 05/01/14	534,535
500,000	Discover Bank/Greenwood DE, 7%, due 04/15/20	552,203
475,000	First Chicago NBD Institutional Capital I, 1.016%, due 02/01/27 (2)	373,294
25,000	Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	30,563
1,250,000	General Electric Capital Corp., 4.375%, due 09/16/20	1,260,313
250,000	General Electric Capital Corp., 4.8%, due 05/01/13	270,253
250,000	General Electric Capital Corp., 5.5%, due 01/08/20	275,254
375,000	General Electric Capital Corp., 6.875%, due 01/10/39	431,166
125,000	John Deere Capital Corp., 4.9%, due 09/09/13	138,737
1,300,000	JPMorgan Chase & Co., 5.5%, due 10/15/40	1,311,675
475,000	JPMorgan Chase Bank N.A., 6%, due 10/01/17	540,578
125,000	Korea Development Bank (South Korea), 5.3%, due 01/17/13	133,418
250,000	Korea Development Bank (South Korea), 5.75%, due 09/10/13	273,635
150,000	Korea Development Bank (South Korea), 8%, due 01/23/14	176,119
150,000	National Rural Utilities Cooperative Finance Corp., 8%, due 03/01/32	197,898
125,000	National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	178,390

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2010

Principal Amount	Fixed Income Securities	Value

	Banking (Continued)
$180,000	Provident Funding Associates, (144A), 10.25%, due 04/15/17 (1)	$186,750
450,000	Royal Bank of Scotland PLC (The) (Great Britain), 3.95%, due 09/21/15	463,801
325,000	Royal Bank of Scotland PLC (The) (Great Britain), 4.875%, due 03/16/15	349,881
375,000	US Bank N.A., 6.3%, due 02/04/14	428,326
250,000	Wachovia Corp., 5.5%, due 05/01/13	275,021
75,000	Wells Fargo & Co., 6.45%, due 02/01/11	76,082
550,000	Westpac Banking Corp., 2.1%, due 08/02/13	561,787

	Total Banking	15,802,013

	Beverages, Food & Tobacco (0.5%)
425,000	Altria Group, Inc., 8.5%, due 11/10/13	513,203
210,000	Coca-Cola Enterprises, Inc., 7.375%, due 03/03/14	252,243
176,000	General Mills, Inc., 6%, due 02/15/12	187,913
275,000	Kraft Foods, Inc., 5.375%, due 02/10/20	307,103
250,000	Safeway, Inc., 5.8%, due 08/15/12	270,493
60,000	Smithfield Foods, Inc., (144A), 10%, due 07/15/14 (1)	69,150

	Total Beverages, Food & Tobacco	1,600,105

	Building Materials (0.0%)
145,000	Ply Gem Industries, Inc., 13.125%, due 07/15/14	155,150

	Chemicals (0.2%)
165,000	Berry Plastics Corp., 8.25%, due 11/15/15	173,869
150,000	Huntsman International LLC, 5.5%, due 06/30/16	148,500
310,000	Ineos Group Holdings PLC (United Kingdom), (144A), 8.5%, due 02/15/16 (1)	283,650
50,000	LBI Escrow Corp., (144A), 8%, due 11/01/17 (1)	54,875

	Total Chemicals	660,894

	Coal (0.1%)
150,000	Arch Coal, Inc., 7.25%, due 10/01/20	163,875
30,000	Patriot Coal Corp., 8.25%, due 04/30/18	30,525

	Total Coal	194,400

	Commercial Services (0.7%)
150,000	Aircastle, Ltd., 9.75%, due 08/01/18	163,875
220,000	Ashtead Capital, Inc., (144A), 9%, due 08/15/16 (1)	231,000
140,000	Brickman Group Holdings, Inc., (144A), 9.125%, due 11/01/18 (1)	144,200
30,000	Casella Waste Systems, Inc., 11%, due 07/15/14	33,150
10,000	Inergy LP/Inergy Finance Corp., 8.25%, due 03/01/16	10,425
750,000	International Lease Finance Corp., (144A), 6.5%, due 09/01/14 (1)	810,000
150,000	International Lease Finance Corp., (144A), 8.625%, due 09/15/15 (1)	168,750
180,000	McJunkin Red Man Corp., (144A), 9.5%, due 12/15/16 (1)	165,150
35,000	PHH Corp., (144A), 9.25%, due 03/01/16 (1)	35,875
110,000	RBS Global, Inc. / Rexnord LLC, 8.5%, due 05/01/18	116,050
50,000	TransUnion LLC/TransUnion Financing Corp., (144A), 11.375%, due 06/15/18 (1)	57,500

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Commercial Services (Continued)
$95,000	Universal Hospital Services, Inc., 8.5%, due 06/01/15	$98,325
50,000	Waste Management, Inc., 7%, due 07/15/28	57,984
225,000	Waste Management, Inc., 7.75%, due 05/15/32	279,556
90,000	Wyle Services Corp., (144A), 10.5%, due 04/01/18 (1)	89,100

	Total Commercial Services	2,460,940

	Communications (0.1%)
233,750	Intelsat (Luxembourg) S.A., 11.5%, due 02/04/17	253,619

	Computer Integrated Systems Design (0.1%)
75,000	Unisys Corp., 12.5%, due 01/15/16	84,000
71,000	Unisys Corp., (144A), 14.25%, due 09/15/15 (1)	85,910

	Total Computer Integrated Systems Design	169,910

	Computers & Information (0.0%)
80,000	Aeroflex, Inc., 11.75%, due 02/15/15	86,800

	Data Processing & Preparation (0.0%)
85,000	First Data Corp., 9.875%, due 09/24/15	72,038

	Electric Utilities (1.2%)
110,000	Dynegy Holdings, Inc., 8.375%, due 05/01/16	84,425
125,000	Edison Mission Energy, 7%, due 05/15/17	92,188
875,000	Exelon Generation Co. LLC, 5.75%, due 10/01/41	856,526
275,000	MidAmerican Energy Holdings Co., 6.125%, due 04/01/36	306,509
400,000	NiSource Finance Corp., 6.8%, due 01/15/19	475,712
865,000	Nisource Finance Corp., 10.75%, due 03/15/16	1,159,739
145,000	North American Energy Alliance LLC/North American Energy Alliance Finance Corp., (144A), 10.875%, due 06/01/16 (1)	160,587
150,000	NRG Energy, Inc., (144A), 8.25%, due 09/01/20 (1)	158,250
250,000	Pacific Gas & Electric Co., 8.25%, due 10/15/18	337,705
1,000	PNM Resources, Inc., 9.25%, due 05/15/15	1,070
145,000	Public Service Co. of New Mexico, 7.95%, due 05/15/18	159,958
95,000	RRI Energy, Inc., 7.625%, due 06/15/14	96,187
250,000	Southern Power Co., 4.875%, due 07/15/15	281,427

	Total Electric Utilities	4,170,283

	Electrical Equipment (0.1%)
400,000	Xerox Corp., 5.5%, due 05/15/12	426,102

	Electronics (0.1%)
50,000	Freescale Semiconductor, Inc., (144A), 9.25%, due 04/15/18 (1)	53,500
40,000	NXP BV/NXP Funding LLC (Netherlands), 7.875%, due 10/15/14	41,450
110,000	Stoneridge, Inc., (144A), 9.5%, due 10/15/17 (1)	116,875
60,000	Viasystems, Inc., (144A), 12%, due 01/15/15 (1)	67,200

	Total Electronics	279,025

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2010

Principal Amount	Fixed Income Securities	Value

	Entertainment & Leisure (0.1%)
$225,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma, (144A), 12%, due 10/15/15 (1)	$216,000
85,000	Mashantucket Western Pequot Tribe, (144A), 8.5%, due 11/15/15 (1)(3)	11,900
15,000	Regal Entertainment Group, 9.125%, due 08/15/18	15,975
40,000	Steinway Musical Instruments, Inc., (144A), 7%, due 03/01/14 (1)	40,300

	Total Entertainment & Leisure	284,175

	Financial Services (2.6%)
100,000	Ally Financial, Inc., (144A), 7.5%, due 09/15/20 (1)	108,000
575,000	Alta Wind Holdings LLC, (144A), 7%, due 06/30/35 (1)	611,007
425,000	Berkshire Hathaway Finance Corp., 4.85%, due 01/15/15	480,422
225,000	Farmers Exchange Capital, (144A), 7.05%, due 07/15/28 (1)	220,624
875,000	Farmers Exchange Capital, (144A), 7.2%, due 07/15/48 (1)	826,688
50,000	Goldman Sachs Group, Inc. (The), 6%, due 06/15/20	55,528
1,550,000	Goldman Sachs Group, Inc. (The), 6.15%, due 04/01/18	1,735,614
430,000	Goldman Sachs Group, Inc. (The), 6.875%, due 01/15/11	435,624
250,000	Goldman Sachs Group, Inc. (The), 7.5%, due 02/15/19	300,954
75,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8%, due 01/15/18	77,250
40,000	Interactive Data Corp., (144A), 10.25%, due 08/01/18 (1)	43,750
475,000	JPMorgan Chase & Co. (originally issued by Bear Stearns & Co.), 7.25%, due 02/01/18	579,591
175,000	JPMorgan Chase Capital XXVII, 7%, due 11/01/39	177,026
575,000	Morgan Stanley, 5.45%, due 01/09/17	610,088
975,000	Morgan Stanley, 6.625%, due 04/01/18	1,095,150
375,000	Morgan Stanley, 7.3%, due 05/13/19	435,019
242,000	Nuveen Investments, Inc., 10.5%, due 11/15/15	252,890
55,000	Pinafore LLC/Pinafore, Inc., (144A), 9%, due 10/01/18 (1)	58,850
375,000	Prudential Holdings LLC, (144A), 8.695%, due 12/18/23 (1)	469,778
125,000	Reynolds Group Escrow, (144A), 7.75%, due 10/15/16 (1)	132,500

	Total Financial Services	8,706,353

	Food Retailers (0.1%)
125,000	Kroger Co., 5.5%, due 02/01/13	136,777
75,000	Kroger Co., 6.2%, due 06/15/12	81,248
50,000	Kroger Co., 7.5%, due 01/15/14	59,079

	Total Food Retailers	277,104

	Forest Products & Paper (0.1%)
200,000	Exopack Holding Corp., 11.25%, due 02/01/14	208,000
75,000	Verso Paper Holdings LLC, 9.125%, due 08/01/14	77,062

	Total Forest Products & Paper	285,062

	Healthcare Providers (0.2%)
50,000	Capella Healthcare, Inc., (144A), 9.25%, due 07/01/17 (1)	54,625
60,000	LifePoint Hospitals, Inc., (144A), 6.625%, due 10/01/20 (1)	62,700

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Healthcare Providers (Continued)
$70,000	Omnicare, Inc., 7.75%, due 06/01/20	$73,150
100,000	Radiation Therapy Services, Inc., (144A), 9.875%, due 04/15/17 (1)	99,000
105,000	United Surgical Partners International, Inc., 8.875%, due 05/01/17	109,725
125,000	US Oncology, Inc., 9.125%, due 08/15/17	137,812

	Total Healthcare Providers	537,012

	Heavy Machinery (0.0%)
90,000	Case New Holland, Inc., (144A), 7.875%, due 12/01/17 (1)	100,800
35,000	Liberty Tire Recycling, (144A), 11%, due 10/01/16 (1)	36,400

	Total Heavy Machinery	137,200

	Home Construction, Furnishings & Appliances (0.1%)
195,000	KB Home, 7.25%, due 06/15/18	185,250
70,000	Norcraft Cos. LP/Norcraft Finance Corp., 10.5%, due 12/15/15	74,900
120,000	William Lyon Homes, Inc., 10.75%, due 04/01/13	103,200

	Total Home Construction, Furnishings & Appliances	363,350

	Household Products (0.1%)
350,000	Rohm and Haas Co., 6%, due 09/15/17	391,341

	Insurance (0.5%)
300,000	MetLife, Inc., 5.7%, due 06/15/35	310,956
850,000	UnitedHealth Group, Inc., 3.875%, due 10/15/20	843,152
250,000	WellPoint, Inc., 5.25%, due 01/15/16	282,606
175,000	WellPoint, Inc., 5.875%, due 06/15/17	202,033

	Total Insurance	1,638,747

	Lodging (0.0%)
75,000	Sheraton Holding Corp., 7.375%, due 11/15/15	84,750

	Media — Broadcasting & Publishing (1.0%)
50,000	Block Communications, Inc., (144A), 8.25%, due 12/15/15 (1)	50,563
2,000	CMP Susquehanna Corp., 1%, due 05/15/14 (1)(4)	1,052
250,000	Comcast Corp., 5.3%, due 01/15/14	279,152
275,000	Comcast Corp., 6.4%, due 03/01/40	301,877
75,000	DCP LLC/DCP Corp., (144A), 10.75%, due 08/15/15 (1)	75,000
245,000	Insight Communications Co., Inc., (144A), 9.375%, due 07/15/18 (1)	265,212
750,000	NBC Universal, Inc., (144A), 4.375%, due 04/01/21 (1)	769,631
200,000	NBC Universal, Inc., (144A), 5.15%, due 04/30/20 (1)	218,614
175,000	News America, Inc., 6.15%, due 03/01/37	183,227
150,000	News America, Inc., 6.4%, due 12/15/35	162,466
115,000	Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., (144A), 8.875%, due 04/15/17 (1)	121,756
141,000	Salem Communications Corp., 9.625%, due 12/15/16	154,043
150,000	Time Warner Cable, Inc., 6.2%, due 07/01/13	168,920
75,000	Time Warner Cable, Inc., 7.5%, due 04/01/14	88,534

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2010

Principal Amount	Fixed Income Securities	Value

	Media — Broadcasting & Publishing (Continued)
$225,000	Time Warner Entertainment Co., LP, 8.375%, due 07/15/33	$282,582
145,000	Univision Communications, Inc., (144A), 12%, due 07/01/14 (1)	160,588
225,000	Viacom, Inc., 6.25%, due 04/30/16	266,462

	Total Media — Broadcasting & Publishing	3,549,679

	Medical Supplies (0.2%)
75,000	Bausch & Lomb, Inc., 9.875%, due 11/01/15	81,375
100,000	Biomet, Inc., 10.375%, due 10/15/17	111,750
250,000	Covidien International Finance SA, 6%, due 10/15/17	295,632
50,000	DJO Finance LLC/DJO Finance Corp., 10.875%, due 11/15/14	54,625

	Total Medical Supplies	543,382

	Metals (0.5%)
280,000	ArcelorMittal, 9%, due 02/15/15	341,302
95,000	Mueller Water Products, Inc., (144A), 8.75%, due 09/01/20 (1)	101,650
275,000	Rio Tinto Finance USA, Ltd. (Australia), 5.875%, due 07/15/13	311,128
225,000	Ryerson Holding Corp., (144A), 0% , due 02/01/15 (1)	103,500
90,000	Ryerson, Inc., 12%, due 11/01/15	93,600
95,000	Severstal Columbus LLC, (144A), 10.25%, due 02/15/18 (1)	101,175
400,000	Southern Copper Corp., 6.75%, due 04/16/40	429,762
300,000	Southern Copper Corp., 7.5%, due 07/27/35	345,318

	Total Metals	1,827,435

	Miscellaneous (0.0%)
KRW 100,000,000	International Bank for Reconstruction & Development (Korea), 2.3%, due 02/26/13	90,975
$40,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, (144A), 7.125%, due 04/15/19 (1)	41,600

	Total Miscellaneous	132,575

	Oil & Gas (2.6%)
250,000	Anadarko Petroleum Corp., 5.95%, due 09/15/16	272,461
65,000	Basic Energy Services, Inc., 7.125%, due 04/15/16	61,100
180,000	Basic Energy Services, Inc., 11.625%, due 08/01/14	201,600
460,000	CenterPoint Energy Resources Corp., 6.15%, due 05/01/16	536,577
65,000	CITGO Petroleum Corp., (144A), 11.5%, due 07/01/17 (1)	75,400
15,000	Denbury Resources, Inc., 7.5%, due 12/15/15	15,581
15,000	Denbury Resources, Inc., 8.25%, due 02/15/20	16,688
250,000	El Paso Corp., 8.05%, due 10/15/30	272,500
375,000	El Paso Pipeline Partners Operating Co. LLC, 6.5%, due 04/01/20	408,750
150,000	Expro Finance Luxembourg SCA, (144A), 8.5%, due 12/15/16 (1)	148,125
350,000	Florida Gas Transmission Co. LLC, (144A), 7.9%, due 05/15/19 (1)	435,124
95,000	Harvest Operations Corp., (144A), 6.875%, due 10/01/17 (1)	99,037
100,000	Hilcorp Energy I LP/Hilcorp Finance Co., (144A), 8%, due 02/15/20 (1)	105,500
325,000	Kinder Morgan Energy Partners, LP, 6.95%, due 01/15/38	359,150

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Oil & Gas (Continued)
$220,000	OPTI Canada, Inc. (Canada), 8.25%, due 12/15/14	$165,000
325,000	Panhandle Eastern Pipe Line Co. LP, 7%, due 06/15/18	378,999
825,000	Panhandle Eastern Pipeline Co. LP, 8.125%, due 06/01/19	998,895
40,000	Parker Drilling Co., 9.125%, due 04/01/18	42,100
50,000	Petrobras International Finance Co. (Brazil), 6.875%, due 01/20/40	57,608
300,000	Petrobras International Finance Co. (Brazil), 7.875%, due 03/15/19	378,300
125,000	Petrohawk Energy Corp., (144A), 7.25%, due 08/15/18 (1)	129,375
15,000	PetroHawk Energy Corp., 7.875%, due 06/01/15	15,938
50,000	Plains Exploration & Production Co., 7.625%, due 06/01/18	53,375
45,000	Plains Exploration & Production Co., 7.625%, due 04/01/20	48,263
300,000	Spectra Energy Capital LLC, 7.5%, due 09/15/38	358,691
1,035,000	Tennessee Gas Pipeline Co., 8%, due 02/01/16	1,242,000
375,000	TransCanada PipeLines, Ltd., 6.1%, due 06/01/40	416,591
450,000	Valero Energy Corp., 9.375%, due 03/15/19	576,720
278,000	Williams Cos., Inc. (The), 7.875%, due 09/01/21	332,206
400,000	XTO Energy, Inc., 5.65%, due 04/01/16	476,671

	Total Oil & Gas	8,678,325

	Pharmaceuticals (0.3%)
250,000	Abbott Laboratories, 5.6%, due 11/30/17	295,628
250,000	Eli Lilly & Co., 5.2%, due 03/15/17	289,496
50,000	McKesson Corp., 6.5%, due 02/15/14	57,372
200,000	McKesson HBOC, Inc., 5.7%, due 03/01/17	227,446
30,000	Omnicare, Inc., 6.875%, due 12/15/15	30,900
225,000	Warner Chilcott Co. LLC, (144A), 7.75%, due 09/15/18 (1)	235,687

	Total Pharmaceuticals	1,136,529

	Radio Telephone Communications (0.0%)
130,000	GeoEye, Inc., 9.625%, due 10/01/15	146,088

	Real Estate (2.2%)
140,000	Felcor Lodging, LP (REIT), 10%, due 10/01/14	157,150
1,000,000	HCP, Inc. (REIT), 6%, due 01/30/17	1,086,431
715,000	HCP, Inc. (REIT), 6.3%, due 09/15/16	798,217
200,000	HCP, Inc. (REIT), 6.7%, due 01/30/18	222,423
1,200,000	Health Care REIT, Inc. (REIT), 4.7%, due 09/15/17	1,237,098
300,000	Health Care REIT, Inc. (REIT), 6.125%, due 04/15/20	326,267
350,000	Healthcare Realty Trust, Inc. (REIT), 6.5%, due 01/17/17	387,598
1,000,000	Kimco Realty Corp. (REIT), 5.19%, due 10/01/13	1,074,085
300,000	Liberty Property LP (REIT), 5.125%, due 03/02/15	329,550
850,000	Post Apartment Homes LP, 4.75%, due 10/15/17	849,432
325,000	Simon Property Group, LP (REIT), 5.1%, due 06/15/15	366,384
275,000	Simon Property Group, LP (REIT), 5.25%, due 12/01/16	309,547
200,000	UDR, Inc. (REIT), 5.13%, due 01/15/14	213,896
150,000	UDR, Inc. (REIT), 5.25%, due 01/15/15	159,953

	Total Real Estate	7,518,031

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2010

Principal Amount	Fixed Income Securities	Value

	Restaurants (0.1%)
$60,000	DineEquity, Inc., (144A), 9.5%, due 10/30/18 (1)	$63,900
90,000	Real Mex Restaurants, Inc., 14%, due 01/01/13	94,500

	Total Restaurants	158,400

	Retailers (0.3%)
150,000	CVS Caremark Corp., 6.6%, due 03/15/19	182,448
5,000	Harry & David Holdings, Inc., 5.297%, due 03/01/12 (2)	3,650
110,000	Harry & David Holdings, Inc., 9%, due 03/01/13	82,500
110,000	Neiman Marcus Group, Inc., 10.375%, due 10/15/15	116,325
150,000	QVC, Inc., (144A), 7.5%, due 10/01/19 (1)	161,250
240,000	Toys R US — Delaware, Inc., (144A), 7.375%, due 09/01/16 (1)	249,000
50,000	Toys R Us Property Co. II LLC, (144A), 8.5%, due 12/01/17 (1)	53,875

	Total Retailers	849,048

	Telephone Communications, exc. Radio (0.4%)
369,000	AT&T, Inc., (144A), 5.35%, due 09/01/40 (1)	355,729
245,000	Broadview Networks Holdings, Inc., 11.375%, due 09/01/12	240,100
20,000	Frontier Communications Corp., 7.875%, due 04/15/15	22,375
65,000	Frontier Communications Corp., 8.25%, due 05/01/14	72,963
100,000	PAETEC Holding Corp., 8.875%, due 06/30/17	107,750
375,000	Qwest Corp., 7.875%, due 09/01/11	395,156
125,000	Verizon Communications, Inc., 6.25%, due 04/01/37	139,305
150,000	Verizon Communications, Inc., 6.9%, due 04/15/38	180,810

	Total Telephone Communications, exc. Radio	1,514,188

	Telephone Systems (0.4%)
250,000	Koninklijke KPN NV (Netherlands), 8.375%, due 10/01/30	332,656
110,000	Sprint Capital Corp., 8.75%, due 03/15/32	120,450
575,000	Telecom Italia Capital S.A. (Italy), 7.175%, due 06/18/19	692,406
175,000	Windstream Corp., 8.625%, due 08/01/16	185,937

	Total Telephone Systems	1,331,449

	Transportation (0.2%)
150,000	Marquette Transportation Co./Marquette Transportation Finance, Inc., (144A), 10.875%, due 01/15/17 (1)	153,375
180,000	NCL Corp., Ltd., 11.75%, due 11/15/16	208,350
140,000	Royal Caribbean Cruises (Liberia), 11.875%, due 07/15/15	175,000
70,000	Travelport LLC/Travelport, Inc., (144A), 9%, due 03/01/16 (1)	71,400

	Total Transportation	608,125

	Total Corporate Bonds (Cost: $63,635,458) (20.1%)	68,191,763

	Municipal Bonds (1.1%)
300,000	Bay Area Toll Authority, California Toll Bridge Revenue, 6.263%, due 04/01/49	317,226
325,000	California State, Build America Bonds, 6.65%, due 03/01/22	357,064

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Municipal Bonds (Continued)
$250,000	Illinois State, Build America Bonds, 4.421%, due 01/01/15	$260,850
500,000	New York City Municipal Water Finance Authority, Water & Sewer Revenue, 6.011%, due 06/15/42	533,435
730,000	New York State, Build America Bonds, General Obligation Unlimited, 5.817%, due 10/01/31	724,598
500,000	North Texas Tollway Authority Revenue, Revenue Bonds, 6.718%, due 01/01/49	519,995
150,000	NYC Industrial Development Agency, (144A), 11%, due 03/01/29 (1)	193,500
900,000	Port Authority of New York and New Jersey, Revenue Bonds, 5.647%, due 11/01/40	892,422

	Total Municipal Bonds (Cost: $3,691,393)	3,799,090

	Asset-Backed Securities (1.7%)
947,151	Countrywide Asset-Backed Certificates (05-4-MV1), 0.716%, due 10/25/35 (2)	901,179
1,913,230	GSAA Home Equity Trust (07-9-A1A), 6%, due 10/25/37	1,722,764
970,657	GSAA Home Equity Trust (06-15-AF3A), 5.883%, due 09/25/36 (2)	652,760
1,282,730	Morgan Stanley Capital, Inc. (04-WMC2-M1), 1.171%, due 07/25/34 (2)	1,108,965
979,599	Morgan Stanley Mortgage Loan Trust (06-17XS-A3A), 5.651%, due 10/25/46 (2)	633,679
1,470,000	Option One Mortgage Loan Trust (07-1-2A3), 0.396%, due 01/25/37 (2)	603,281

	Total Asset-Backed Securities (Cost: $5,148,977)	5,622,628

	Collateralized Mortgage Obligations (28.0%)
1,741,873	American Home Mortgage Assets (07-3-22A1), 6.25%, due 06/25/37 (2)	1,075,715
1,535,000	Banc of America Commercial Mortgage, Inc. (02-2-A3), 5.118%, due 07/11/43	1,592,738
2,298,568	Bayview Commercial Asset Trust (06-4A-A1), (144A), 0.486%, due 12/25/36 (1)(2)	1,748,576
1,901,776	BCAP LLC Trust (07-AA2-2A5), 6%, due 04/25/37	1,417,856
2,345,000	Bear Stearns Commercial Mortgage Securities (05-T20-A4A), 5.149%, due 10/12/42 (2)	2,593,771
2,685,000	Bear Stearns Commercial Mortgage Securities (07-T26-AAB), 5.429%, due 01/12/45	2,945,418
1,076,680	Citigroup Mortgage Loan Trust, Inc. (05-5-2A2), 5.75%, due 08/25/35	809,553
1,582,511	Countrywide Alternative Loan Trust (07-19-1A34), 6%, due 08/25/37	1,151,086
2,008,000	Countrywide Alternative Loan Trust (07-19-1A4), 6%, due 08/25/37	1,401,719
2,584,206	Countrywide Alternative Loan Trust (07-9T1-2A1), 6%, due 05/25/37	1,717,777
1,296,750	Countrywide Home Loans Mortgage Pass Through Trust (05-18-A7), 18.82%, due 10/25/35 (I/F) (2)	1,435,840
95,458	Countrywide Home Loans Mortgage Pass Through Trust (05-8R-A4), 6%, due 10/25/34	96,451
1,812,766	Countrywide Home Loans Mortgage Pass Through Trust (07-J3-A1), 0.756%, due 07/25/37 (2)	1,161,141

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2010

Principal Amount	Fixed Income Securities	Value

	Collateralized Mortgage Obligations (Continued)
$705,318	Credit Suisse First Boston Mortgage Securities Corp. (03-7-1A4), 5.5%, due 02/25/33	$724,134
172,088	Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA), 5.75%, due 04/22/33	177,447
1,620,662	Credit Suisse Mortgage Capital Certificates (06-7-7A1), 0.956%, due 08/25/36 (2)	635,621
333,700	Credit Suisse Mortgage Capital Certificates (06-C5-A3), 5.311%, due 12/15/39	351,328
2,492,283	Credit Suisse Mortgage Capital Certificates (07-1-5A4), 6%, due 02/25/37	2,107,608
1,137,155	Federal Home Loan Mortgage Corp. (2439-KZ), 6.5%, due 04/15/32 (5)	1,275,445
1,000,000	Federal Home Loan Mortgage Corp. (2649-GP), 4.5%, due 10/15/30	1,047,081
2,588,163	Federal Home Loan Mortgage Corp. (2662-MT), 4.5%, due 08/15/33 (TAC) (5)	2,734,189
50,518	Federal Home Loan Mortgage Corp. (2695-DB), 4%, due 09/15/15 (PAC)	50,582
589,208	Federal Home Loan Mortgage Corp. (2770-UT), 4.5%, due 03/15/19	597,457
2,100,000	Federal Home Loan Mortgage Corp. (2875-GM), 5%, due 01/15/33 (PAC) (5)	2,240,189
1,448,004	Federal Home Loan Mortgage Corp. (3042-EZ), 4.5%, due 09/15/35	1,445,648
1,610,627	Federal Home Loan Mortgage Corp. (3315-S), 6.154%, due 05/15/37 (I/O) (I/F) (2)	198,347
1,195,234	Federal Home Loan Mortgage Corp. (3351-ZC), 5.5%, due 07/15/37	1,350,882
5,504,281	Federal Home Loan Mortgage Corp. (3380-SM), 6.154%, due 10/15/37 (I/O) (I/F) (2)	737,220
7,457,809	Federal Home Loan Mortgage Corp. (3578-DI), 6.394%, due 04/15/36 (I/O) (I/F) (2)	1,129,733
822,340	Federal National Mortgage Association (01-14-SH), 26.928%, due 03/25/30 (I/F) (2)	1,338,329
141,865	Federal National Mortgage Association (03-62-MA), 3.5%, due 07/25/33	144,830
2,000,000	Federal National Mortgage Association (04-W10-A6), 5.75%, due 08/25/34 (PAC) (5)	2,167,188
816,371	Federal National Mortgage Association (05-54-VM), 4.5%, due 11/25/25	884,756
4,951,962	Federal National Mortgage Association (05-87-CD), 5%, due 10/25/35 (5)	4,964,575
1,505,797	Federal National Mortgage Association (07-27-ZM), 5.5%, due 04/25/37	1,512,994
2,244,697	Federal National Mortgage Association (08-12-SE), 6.144%, due 01/25/33 (I/O) (I/F) (2)	158,790
2,515,590	Federal National Mortgage Association (08-30-SA), 6.594%, due 04/25/38 (I/O) (I/F) (2)	288,017
2,655,513	Federal National Mortgage Association (08-62-SN), 5.944%, due 07/25/38 (I/O) (I/F) (2)	195,055
1,879,953	Federal National Mortgage Association (09-47-MT), 7%, due 07/25/39 (5)	2,098,220
4,000,000	Federal National Mortgage Association (09-64-TB), 4%, due 08/25/29 (5)	4,140,508
1,122,567	Federal National Mortgage Association (09-68-SA), 6.494%, due 09/25/39 (I/O) (I/F) (2)	114,219
1,525,000	GMAC Commercial Mortgage Securities, Inc. (02-C1-A2), 6.278%, due 11/15/39	1,579,713

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Collateralized Mortgage Obligations (Continued)
$1,495,503	GMAC Commercial Mortgage Securities, Inc. (03-C2-A1), 4.576%, due 05/10/40	$1,578,647
1,321,261	Government National Mortgage Association (05-25-Z), 5%, due 03/16/35	1,419,714
3,015,138	Government National Mortgage Association (08-27-SI), 6.214%, due 03/20/38 (I/O) (I/F) (2)	306,472
12,478,921	Government National Mortgage Association (08-81-S), 5.944%, due 09/20/38 (I/O) (I/F) (2)	1,261,488
2,482,207	Greenpoint Mortgage Funding Trust (06-AR2-4A1), 2.353%, due 03/25/36 (2)	1,596,208
1,500,000	Greenwich Capital Commercial Funding Corp. (03-C1-A4), 4.111%, due 07/05/35	1,582,810
830,000	Greenwich Capital Commercial Funding Corp. (06-GG7-A4), 5.883%, due 07/10/38 (2)	913,559
1,835,000	Greenwich Capital Commercial Funding Corp. (07-GG9-A4), 5.444%, due 03/10/39	1,961,553
1,884,018	GSR Mortgage Loan Trust (06-9F-4A1), 6.5%, due 10/25/36	1,686,611
1,797,213	Indymac IMSC Mortgage Loan Trust (07-AR1-2A1), 5.561%, due 06/25/37 (2)	888,674
2,032,043	Indymac Index Mortgage Loan Trust (07-AR7-2A1), 4.929%, due 06/25/37 (2)	1,114,958
2,984,913	JP Morgan Alternative Loan Trust (06-S1-1A9), 5.75%, due 03/25/36	2,188,750
1,530,000	JP Morgan Chase Commercial Mortgage Securities Corp. (01-CIB3-A3), 6.465%, due 11/15/35	1,580,928
1,500,000	JP Morgan Chase Commercial Mortgage Securities Corp. (02-C1-A3), 5.376%, due 07/12/37	1,578,924
475,000	JP Morgan Chase Commercial Mortgage Securities Corp. (07-LDPX-A3), 5.42%, due 01/15/49	497,301
3,805,294	JP Morgan Mortgage Trust (06-S2-1A4), 5.5%, due 07/25/36	2,493,096
1,446,391	JP Morgan Mortgage Trust (06-S2-2A1), 5%, due 07/25/36	1,310,140
767,875	JP Morgan Mortgage Trust (07-S3-1A64), 7.5%, due 08/25/37	595,503
1,128,526	Lehman Mortgage Trust (05-1-6A1), 5%, due 11/25/20	1,106,205
1,080,000	Morgan Stanley Capital I Trust (07-T25-A3), 5.514%, due 11/12/49	1,176,635
1,116,040	Morgan Stanley Mortgage Loan Trust (04-3-4A), 5.657%, due 04/25/34 (2)	1,161,128
3,610,000	NCUA Guaranteed Notes (10-R1-1A), 1%, due 10/07/20 (2)	3,610,000
3,099,238	New Century Alternative Mortgage Loan Trust (06-ALT1-AF6), 6.167%, due 07/25/36 (2)	1,909,869
1,410,000	Nomura Asset Securities Corp. (98-D6-A3), 7.253%, due 03/15/30 (2)	1,592,011
1,044,326	Prime Mortgage Trust (06-DR1-2A1), (144A), 5.5%, due 05/25/35 (1)	912,174
895,963	Residential Accredit Loans, Inc. (06-QS8-A1), 6%, due 08/25/36	584,130
750,879	Wells Fargo Alternative Loan Trust (07-PA3-2A1), 6%, due 07/25/37	575,776
1,789,430	Wells Fargo Mortgage Backed Securities Trust (06-11-A8), 6%, due 09/25/36	1,610,630
1,667,336	Wells Fargo Mortgage Loan Trust (10-RR4-1A2), (144A), 5.52%, due 12/27/46 (1)(2)	744,551

	Total Collateralized Mortgage Obligations (Cost: $86,264,119)	95,076,191

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2010

Principal Amount		Fixed Income Securities	Value

		Foreign Government Bonds (0.9%)
AUD	106,000	Australia Government Bond, 5.25%, due 03/15/19	$104,280
EUR	178,000	Bundesrepublik Deutschland (Germany), 3.25%, due 01/04/20	263,274
CAD	99,000	Canadian Government Bond, 3.75%, due 06/01/19	104,809
EUR	81,000	Finland Government Bond, 4.375%, due 07/04/19	127,790
EUR	173,500	France Government Bond OAT, 3.75%, due 10/25/19	259,979
	$300,000	Hydro-Quebec (Canada), 6.3%, due 05/11/11	309,286
MYR	388,000	Malaysia Government Bond, 3.21%, due 05/31/13	124,563
MXN	1,420,000	Mexican Bonos de Desarrollo del Gobierno Federal, 8.5%, due 12/13/18	134,330
NOK	395,000	Norway Government Bond, 4.5%, due 05/22/19	74,338
PLN	286,000	Poland Government Bond, 5.5%, due 10/25/19	99,377
	$200,000	Province of Manitoba (Canada), 4.9%, due 12/06/16	232,423
	625,000	Republic of Poland, 6.25%, due 07/03/12	675,000
SGD	202,000	Singapore Government Bond, 2.5%, due 06/01/19	164,147
	$250,000	State of Israel, 4.625%, due 06/15/13	269,535
SEK	745,000	Sweden Government Bond, 5%, due 12/01/20	132,011
GBP	45,800	United Kingdom Gilt, 4.5%, due 03/07/19	82,111

		Total Foreign Government Bonds (Cost: $2,960,099)	3,157,253

		U.S. Government Agency Obligations (30.6%)
	$2,095,000	Federal Home Loan Bank, 0.37%, due 06/15/11 (2)(6)	2,096,288
	3,320,000	Federal Home Loan Bank, 0.37%, due 11/16/11	3,320,385
	6,480,000	Federal Home Loan Mortgage Corp., 0.33%, due 10/12/12 (2)	6,497,580
	2,290,000	Federal Home Loan Mortgage Corp., 0.5%, due 09/16/12 (2)(5)	2,289,730
	2,365,000	Federal Home Loan Mortgage Corp., 1.4%, due 07/26/13 (5)	2,368,619
	3,155,000	Federal Home Loan Mortgage Corp., 1.75%, due 09/10/15 (5)	3,211,301
	2,875,000	Federal Home Loan Mortgage Corp., 4.5%, due 01/15/14 (5)	3,219,709
	513,706	Federal Home Loan Mortgage Corp., Pool #1A1127, 6.2%, due 01/01/37 (2)	547,355
	182,926	Federal Home Loan Mortgage Corp., Pool #B15026, 5%, due 06/01/19	196,311
	75,327	Federal Home Loan Mortgage Corp., Pool #B15591, 5%, due 07/01/19	80,839
	145,392	Federal Home Loan Mortgage Corp., Pool #C90526, 5.5%, due 02/01/22	157,444
	7,575,000	Federal Home Loan Mortgage Corp., TBA, 3.5% (6)	7,835,982
	3,315,000	Federal National Mortgage Association, 0.286%, due 10/18/12 (2)	3,315,004
	3,225,000	Federal National Mortgage Association, 0.625%, due 04/14/14	3,232,566
	980,000	Federal National Mortgage Association, 1%, due 03/29/13 (2)	982,914
	735,000	Federal National Mortgage Association, 1.5%, due 08/26/14	740,919
	3,395,000	Federal National Mortgage Association, 1.5%, due 09/08/14 (5)	3,409,637
	2,090,000	Federal National Mortgage Association, 2%, due 04/19/13 (5)	2,118,806
	163,428	Federal National Mortgage Association, Pool #254634, 5.5%, due 02/01/23	176,888
	123,099	Federal National Mortgage Association, Pool #596686, 6.5%, due 11/01/31	135,467
	698,432	Federal National Mortgage Association, Pool #725275, 4%, due 03/01/19	740,383
	493,131	Federal National Mortgage Association, Pool #727575, 5%, due 06/01/33	524,871

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	U.S. Government Agency Obligations (Continued)
$314,832	Federal National Mortgage Association, Pool #748751, 5.5%, due 10/01/33	$338,472
3,203,945	Federal National Mortgage Association, Pool #995152, 5.5%, due 01/01/21 (4)	3,480,044
22,980,000	Federal National Mortgage Association, TBA, 3.5% (6)	23,780,715
396,691	Government National Mortgage Association, Pool #608259, 4.5%, due 08/15/33	424,579
1,111,777	Government National Mortgage Association, Pool #782114, 5%, due 09/15/36	1,199,133
1,650,000	Government National Mortgage Association, TBA, 4% (6)	1,708,265
24,835,000	Government National Mortgage Association, TBA, 4% (6)	25,812,878

	Total U.S. Government Agency Obligations (Cost: $103,463,367)	103,943,084

	U.S. Treasury Bonds (1.4%)
10,000	U.S. Treasury Bond, 4.25%, due 05/15/39	10,438
2,953,178	U.S. Treasury Inflation Indexed Bond, 2%, due 01/15/16 (7)	3,288,641
1,473,791	U.S. Treasury Inflation Indexed Bond, 3.5%, due 01/15/11 (7)	1,484,268

	Total U.S. Treasury Bonds (Cost: $4,805,602)	4,783,347

	U.S. Treasury Notes (27.1%)
20,833,000	U.S. Treasury Note, 0.875%, due 04/30/11	20,905,428
23,267,000	U.S. Treasury Note, 1%, due 08/31/11	23,416,049
11,375,000	U.S. Treasury Note, 1.75%, due 07/31/15	11,713,634
16,125,000	U.S. Treasury Note, 3%, due 09/30/16	17,464,133
14,705,000	U.S. Treasury Note, 3.375%, due 11/15/19	15,783,744
2,400,000	U.S. Treasury Note, 4.875%, due 04/30/11	2,455,874

	Total U.S. Treasury Notes (Cost: $90,842,919)	91,738,862

	Total Fixed Income Securities (Cost: $360,811,934) (110.9%)	376,312,218

Number of Shares	Equity Securities
13	Ally Financial, Inc., (144A), Preferred Stock, 7.00% (Banking) (1)	11,505
466	CMP Susquehanna Radio Holdings Corp., (144A), Preferred Stock, 0% (Media — Broadcasting & Publishing) (1)(4)(8)	5
533	CNB Capital Trust I, (144A), Warrants, expire 03/23/19 (Banking) (1)(4)(8)	5
964	Unisys Corp., Common Stock (Computer Intergrated System Design) (8)	22,220

	Total Equities Securities (Cost: $18,283) (0%)	33,735

	Money Market Investments (Cost: $15,300,000) (4.5%)
15,300,000	Dreyfus Institutional Cash Advantage Fund, 0.22%	15,300,000

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2010

Principal Amount	Short-Term Investments	Value

$2,000,000	Federal Home Loan Mortgage Corp. Discount Note, 0.23%, due 01/24/11 (5)	$1,998,927
1,400,000	Federal Home Loan Mortgage Corp. Discount Note, 0.24%, due 01/11/11 (5)	1,399,337
1,923,000	Federal National Mortgage Association Discount Note, 0.24%, due 01/26/11 (5)	1,921,898
3,500,000	Federal National Mortgage Association Discount Note, 0.245%, due 01/19/11 (5)	3,498,118
7,250,000	Federal National Mortgage Association Discount Note, 0.1%, due 01/19/11	7,246,102
225,158	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/01/10 (collateralized by $215,000, U.S. Treasury Note, 2.50%, due 04/30/15, valued at $231,104) (Total Amount to be Received Upon Repurchase $225,158)	225,158

	Total Short-Term Investments (Cost: $16,289,540) (4.8%)	16,289,540

	Total Investments (Cost: $392,419,757) (120.2%)	407,935,493
	Liabilities in Excess of Other Assets (–20.2%)	(68,607,486)

	Net Assets (100.0%)	$339,328,007

Notes to the Schedule of Investments:

AUD	- Australian Dollar.
CAD	- Canadian Dollar.
EUR	- Euro Currency.
GBP	- British Pound Sterling.
KRW	- South Korean Won.
MXN	- Mexican Peso.
MYR	- Malaysian Ringgit.
NOK	- Norwegian Krona.
PLN	- Polish Zloty.
SEK	- Swedish Krona.
SGD	- Singapore Dollar.
EETC	- Enhanced Equipment Trust Certificate.
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
PAC	- Planned Amortization Class.
REIT	- Real Estate Investment Trust.
TAC	- Target Amortization Class.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the value of these securities amounted to $14,350,571 or 4.2% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2010.
(3)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the Issuer. Income is not being accrued.
(4)	Illiquid security.
(5)	All or a portion of this security is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(6)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(7)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.
(8)	Non-income producing security.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Investments by Industry

Industry*	Percentage of Net Assets
Airlines	0.0	%**
Apparel Retailers	0.1
Asset-Backed Securities	1.7
Automotive	0.2
Banking	7.9
Beverages, Food & Tobacco	0.5
Building Materials	0.0	**
Chemicals	0.2
Coal	0.1
Commercial Services	0.7
Communications	0.1
Computer Integrated Systems Design	0.1
Computers & Information	0.0	**
Data Processing & Preparation	0.0	**
Electric Utilities	1.2
Electrical Equipment	0.1
Electronics	0.1
Entertainment & Leisure	0.1
Financial Services	3.7
Food Retailers	0.1
Forest Products & Paper	0.1
Healthcare Providers	0.2
Heavy Machinery	0.0	**
Home Construction, Furnishings & Appliances	0.1
Household Products	0.1
Insurance	0.5
Lodging	0.0	**
Media — Broadcasting & Publishing	1.0
Medical Supplies	0.2
Metals	0.5
Miscellaneous	0.0	**
Municipal Bonds	1.1
Oil & Gas	2.6
Pharmaceuticals	0.3
Private Mortgage-Backed Securities	13.8
Radio Telephone Communications	0.0	**
Real Estate	2.2
Restaurants	0.1
Retailers	0.3
Sovereign Government	0.9
Telephone Communications, exc. Radio	0.4
Telephone Systems	0.4
Transportation	0.2
U.S. Government Agency Obligations	40.6
U.S. Government Obligations	28.4
Short-Term Investments	9.3

Total	120.2%

*	These classifications are unaudited.
**	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Schedule of Investments	October 31, 2010

Principal Amount		Fixed Income Securities	Value

		Argentina (9.3% of Net Assets)
	$125,800,000	Argentina Government Bond, 3.169%, due 12/15/35 (1)	$16,731,400
	10,476,684	Banco de Galicia y Bueuos Aires, (Reg. S), 11%, due 01/01/19 (1)	10,790,985
	12,000,000	Pan American Energy LLC, (144A), 7.875%, due 05/07/21 (2)	12,780,000
	13,000,000	Provincia de Buenos Aires, (144A), 11.75%, due 10/05/15 (2)	13,273,000
	9,500,000	Provincia de Buenos Aires, (Reg. S), 9.375%, due 09/14/18	8,407,500
	18,000,000	Provincia de Cordoba, (144A), 12.375%, due 08/17/17 (2)	18,832,500
	25,760,775	Republic of Argentina, 8.28%, due 12/31/33 (1)	23,836,445

		Total Argentina (Cost: $93,969,734)	104,651,830

		Belarus (Cost: $15,033,268) (1.3%)
	14,500,000	Republic of Belarus, (Reg. S), 8.75%, due 08/03/15	14,898,750

		Brazil (10.5%)
	8,000,000	Banco BMG S.A., (144A), 8.875%, due 08/05/20 (2)	8,648,882
	11,000,000	Banco Bonsucesso S.A., (144A), 9.25%, due 11/03/20 (2)	10,835,000
	13,500,000	Banco Cruzeiro do Sul SA/Brazil, (144A), 8.875%, due 09/22/20 (2)	14,225,625
	7,650,000	Banco Industrial e Comercial S.A., (144A), 8.5%, due 04/27/20 (2)	8,281,125
BRL	1,053,000	Brazil Notas do Tesouro Nacional, Series B, 6%, due 08/15/20	12,089,840
BRL	2,820,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/21	14,796,555
BRL	14,385,000	European Bank for Reconstruction and Development (The), 9.25%, due 09/10/12	8,617,930
	$12,000,000	GOL Finance, (144A), 9.25%, due 07/20/20 (2)	12,637,024
	13,500,000	Odebrecht Finance, Ltd., (144A), 7.5%, due 09/14/49 (2)	13,668,750
	12,500,000	TAM Capital 2, Inc., (Reg. S), 9.5%, due 01/29/20	13,906,250

		Total Brazil (Cost: $112,137,046)	117,706,981

		Chile (Cost: $16,442,297) (1.5%)
CLP	8,191,000,000	Banco Santander Chile, (144A), 6.5%, due 09/22/20 (2)	16,597,328

		China (6.2%)
	$13,000,000	China Oriental Group Company, Ltd., (144A), 8%, due 08/18/15 (2)	13,691,422
	13,000,000	Country Garden Holdings Co., (144A), 11.25%, due 04/22/17 (2)	14,020,107
	16,000,000	Evergrande Real Estate Group, Ltd., (Reg. S), 13%, due 01/27/15	17,200,000
	11,000,000	Hidili Industry International Development, Ltd., (144A), 8.625%, due 11/04/15 (2)	10,876,250
	13,000,000	Sino-Forest Corp, (144A), 6.25%, due 10/21/17 (2)	13,107,376

		Total China (Cost: $66,736,589)	68,895,155

		Colombia (Cost: $8,733,328) (0.8%)
	9,000,000	Drummond Co., Inc., 7.375%, due 02/15/16	9,337,500

		El Salvador (2.2%)
	10,219,000	Republic of El Salvador, (Reg. S), 7.65%, due 06/15/35	11,675,207
	12,000,000	Telemovil Finance Co., Ltd., (144A), 8%, due 10/01/17 (2)	12,480,000

		Total El Salvador (Cost: $23,006,857)	24,155,207

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value

		Ghana (1.6%)
GHS	14,130,000	Ghana Government Bond, 13.3%, due 09/30/13	$9,862,385
	$5,600,000	Standard Chartered Bank, Credit Linked Note to Republic of Ghana, 15.65%, due 06/03/13	4,125,513
	5,000,000	Standard Chartered Bank, Credit Linked Note to Republic of Ghana, 19%, due 01/14/13	3,875,025

		Total Ghana (Cost: $17,766,037)	17,862,923

		Hong Kong (Cost: $11,065,000) (1.0%)
	11,000,000	Pacnet, Ltd, (144A), 9.25%, due 11/09/15 (2)	11,123,750

		India (2.6%)
INR	663,700,000	Export-Import Bank of Korea, (144A), 5.1%, due 10/29/13 (2)	14,865,087
	$13,450,000	Vedanta Resources PLC, (Reg. S), 9.5%, due 07/18/18	14,593,250

		Total India (Cost: $29,008,358)	29,458,337

		Indonesia (1.8%)
	8,000,000	Berau Capital Resources Pte, Ltd., (144A), 12.5%, due 07/08/15 (2)	9,210,000
IDR	77,750,000,000	Indonesia Government Bond, 10.5%, due 08/15/30	10,591,399

		Total Indonesia (Cost: $17,432,883)	19,801,399

		Ivory Coast (0.9%)
	$10,000,000	Ivory Coast Government Bond, (144A), 2.5%, due 12/31/32 (1)(2)	6,150,000
	6,321,000	Ivory Coast Government Bond, (Reg. S), (144A), 2.5%, due 12/31/32 (1)(2)	3,887,415

		Total Ivory Coast (Cost: $10,561,199)	10,037,415

		Kazakhstan (3.3%)
	80,000,000	BTA Bank JSC, (Reg. S), 0%,due 07/01/20 (1)	6,160,000
	15,499,000	Kazkommerts Finance B.V., 8.5%, due 06/13/17 (1)	12,554,190
	18,000,000	Zhaikmunai Finance B.V., (144A), 10.5%, due 10/19/15 (2)	17,820,000

		Total Kazakhstan (Cost: $36,930,525)	36,534,190

		Lithuania (Cost: $9,929,245) (0.9%)
	10,000,000	Republic of Lithuania, (144A), 5.125%, due 09/14/17 (2)	10,250,000

		Luxembourg (Cost: $12,035,856) (1.0%)
	11,500,000	ArcelorMittal, 7%, due 10/15/39	11,583,375

		Mexico (5.5%)
	9,500,000	BBVA Bancomer S.A., (144A), 7.25%, due 04/22/20 (2)	10,580,625
	11,000,000	Cemex Espana Luxembourg, (Reg. S), 9.25%, due 05/12/20	10,642,500
	12,000,000	Credito Real S.A. de C.V., (144A), 10.25%, due 04/14/15 (2)	12,690,000
	8,000,000	Financiera Independencia S.A.B. de C.V., (144A), 10%, due 03/30/15 (2)	8,500,000
MXN	213,700,000	Grupo Televisa S.A., 8.49%, due 05/11/37	17,546,487
	$5,447,000	Hipotecaria Su Casita S.A. de C.V., (Reg. S), 8.5%, due 10/04/16	2,178,800

		Total Mexico (Cost: $59,527,605)	62,138,412

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

October 31, 2010

Principal Amount		Fixed Income Securities	Value

		Pakistan (Cost: $16,526,145) (1.5%)
	$20,370,000	Islamic Republic of Pakistan, (Reg. S), 7.875%, due 03/31/36	$17,008,950

		Peru (2.9%)
	11,000,000	Banco Internacional del Peru SAA, (144A), 5.75%, due 10/07/20 (2)	11,082,500
	12,000,000	Banco Continental, (144A), 7.375%, due 10/07/40 (1)(2)	12,660,000
PEN	22,500,000	Republic of Peru, (Reg. S), 6.9%, due 08/12/37	8,631,526

		Total Peru (Cost: $31,824,875)	32,374,026

		Philippines (Cost: $8,873,180) (0.9%)
PHP	386,000,000	Republic of Philippines, 4.95%, due 01/15/21	9,627,569

		Poland (Cost: $19,951,550) (1.8%)
PLN	55,500,000	Poland Government Bond, 5.5%, due 04/25/15	19,679,878

		Qatar (Cost: $20,600,785) (1.8%)
	$21,000,000	Qtel International Finance, Ltd., (144A), 5%, due 10/19/25 (2)	20,443,500

		Russia (8.7%)
	18,000,000	Alfa Bank OJSC, (144A), 7.875%, due 09/25/17 (2)	18,231,939
	15,000,000	Alrosa Finance S.A., (144A), 7.75%, due 11/03/20 (2)	15,103,200
	18,000,000	Bank of Moscow (BOM Capital PLC), (Reg. S), 6.699%, due 03/11/15	18,225,000
	17,180,000	Gaz Capital (Gazprom) S.A., (Reg. S), 6.51%, due 03/07/22	18,039,000
	15,000,000	VTB Capital S.A., (144A), 6.551%, due 10/13/20 (2)	14,955,376
	13,200,000	VTB Capital S.A., (Reg. S), 6.25%, due 06/30/35	13,480,500

		Total Russia (Cost: $96,834,935)	98,035,015

		Serbia (Cost: $13,482,656) (1.2%)
	13,533,334	Republic of Serbia, (Reg. S), 6.75%, due 11/01/24 (1)	13,431,834

		Seychelles (Cost: $2,716,500) (0.3%)
	4,286,000	Republic of Seychelles, 3%, due 01/01/26 (1)	2,807,330

		South Africa (2.0%)
	10,000,000	Gold Fields Orogen Holding B.V., (144A), 4.875%, due 10/07/20 (2)	9,750,000
	12,000,000	Myriad International Holding B.V., (144A), 6.375%, due 07/28/17 (2)	12,660,000

		Total South Africa (Cost: $22,163,002)	22,410,000

		South Korea (3.9%)
	8,500,000	Hynix Semiconductor, Inc., (Reg. S), 7.875%, due 06/27/17	8,670,000
KRW	13,950,000,000	Korea Treasury Bond, 5.75%, due 09/10/18	13,602,867
KRW	9,086,490,000	Korea Treasury Inflation Linked Bond, 2.75%, due 06/10/20 (1)	8,987,166
	$12,600,000	Woori Bank, (Reg. S), 6.208%, due 05/02/37 (1)	12,379,500

		Total South Korea (Cost: $40,497,083)	43,639,533

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value

		Sri Lanka (2.0%)
	$9,456,540	Citigroup Funding, Inc, 11%, due 10/08/15	$9,265,896
	10,000,000	Republic of Sri Lanka, (144A), 6.25%, due 10/04/20 (2)	10,402,000
LKR	340,000,000	Sri Lanka Government Bond, 8.5%, due 07/15/13	3,084,514

		Total Sri Lanka (Cost: $22,513,738)	22,752,410

		Turkey (4.7%)
	$10,000,000	Akbank Tas, (Reg. S), 5.125%, due 07/22/15	10,150,000
TRY	25,666,000	Turkey Government Bond, 10.5%, due 01/15/20	20,319,684
TRY	14,481,708	Turkey Government Bond, 4%, due 04/01/20 (1)	11,434,123
	$10,000,000	Yapi ve Kredi Bankasi, (144A), 5.188%, due 10/13/15 (2)	10,187,500

		Total Turkey (Cost: $49,997,913)	52,091,307

		Ukraine (5.6%)
	19,250,000	Alfa Bank OJSC, 13%, due 07/30/12	19,947,813
	10,500,000	Metinvest B.V., (144A), 10.25%, due 05/20/15 (2)	11,164,303
	11,789,000	PrivatBank, 8.75%, due 02/09/16 (1)	11,494,275
	10,000,000	Ukraine Government International Bond, (144A), 7.75%, due 09/23/20 (2)	10,100,000
UAH	97,393,000	Ukraine VAT Bond, 5.5%, due 08/24/15	10,463,316

		Total Ukraine (Cost: $60,724,625)	63,169,707

		United Arab Emirates (5.4%)
	$7,800,000	DP World Sukuk, Ltd., (Reg. S), 6.25%, due 07/02/17	7,507,500
	9,400,000	DP World, Ltd., (Reg. S), 6.85%, due 07/02/37	8,845,287
	10,000,000	Dubai DOF Sukuk, Ltd., Series E, 6.396%, due 11/03/14	10,000,000
	14,000,000	Dubai Electricity & Water Authority, (144A), 7.375%, due 10/21/20 (2)	13,816,652
	11,000,000	Dubai Holding Commercial Operations MTN, Ltd., Series E, 0.841%, due 02/01/12 (1)	9,515,000
	13,000,000	Dubai Sukuk Centre, Ltd., 0.668%, due 06/13/12 (1)	10,855,000

		Total United Arab Emirates (Cost: $59,146,683)	60,539,439

		Venezuela (4.0%)
	16,850,000	Petroleos de Venezuela S.A., 5.25%, due 04/12/17	9,941,500
	28,000,000	Petroleos de Venezuela S.A., 4.9%, due 10/28/14	18,088,000
	10,500,000	Venezuela Government Bond, (Reg. S), 7.75%, due 10/13/19	7,077,000
	15,000,000	Venezuela Government Bond, (Reg. S), 9.25%, due 05/07/28	10,200,000

		Total Venezuela (Cost: $45,983,614)	45,306,500

		Total Fixed Income Securities (Cost: $1,052,153,111) (97.1%)	1,088,349,550

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

October 31, 2010

Principal Amount		Short-Term Investments	Value

EGP	47,000,000	Egypt Treasury Bills, 0%, due 11/09/10	$8,113,975
	$50,551,860	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/01/10 (collateralized by $47,970,000, U.S. Treasury Note, 1.38%, due 05/15/13, valued at $51,562,953) (Total Amount to be Received Upon Repurchase $50,551,903)	50,551,860

		Total Short-Term Investments (Cost: $58,802,367) (5.2%)	58,665,835

		Total Investments (Cost: $1,110,955,478) (102.3%)	1,147,015,385
		Liabilities in Excess of Other Assets (–2.3%)	(26,154,954)

		Total Net Assets (100.0%)	$1,120,860,431

Notes to the Schedule of Investments:

BRL	- Brazilian Real.
CLP	- Chilean Peso.
EGP	- Egyptian Pound.
GHS	- Ghana Cedi.
IDR	- Indonesian Rupiah.
INR	- Indian Rupee.
KRW	- South Korean Won.
LKR	- Sri Lankan Rupee.
MXN	- Mexican Peso.
PEN	- Peruvian Nouveau Sol.
PHP	- Philippines Peso.
PLN	- Polish Zloty.
TRY	- New Turkish Lira.
UAH	- Ukraine Hryvnia.
MTN	- Medium Term Note.
Reg.	S - Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2010.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the value of these securities amounted to $469,588,236 or 41.9% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Investments by Industry

Industry*	Percentage of Net Assets
Airlines	2.3%
Banking	21.2
Chemicals	1.4
Coal	1.0
Electric Utilities	1.2
Electrical Equipment	0.9
Electronics	0.8
Financial Services	8.2
Forest Products & Paper	1.2
Heavy Construction	1.2
Media — Broadcasting & Publishing	2.7
Metals	5.4
Mining	0.8
Miscellaneous	3.7
Oil & Gas	6.8
Real Estate	2.8
Sovereign Government	31.9
Telephone Systems	2.9
Transportation	0.7
Short-Term Investments	5.2

Total	102.3%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments	October 31, 2010

Principal Amount	Corporate Bonds	Value

	Aerospace & Defense (0.8% of Net Assets)
$1,180,000	Hawker Beechcraft Acquisition Co., 8.5%, due 04/01/15	$955,800

	Airlines (1.5%)
735,000	Delta Air Lines, Inc., (144A), 9.5%, due 09/15/14 (1)	814,013
1,000,000	United Air Lines, Inc., (144A), 9.875%, due 08/01/13 (1)	1,105,000

	Total Airlines	1,919,013

	Automotive (3.4%)
1,200,000	American Tire Distributors, Inc., (144A), 9.75%, due 06/01/17 (1)	1,287,000
950,000	Cooper-Standard Automotive, Inc., (144A), 8.5%, due 05/01/18 (1)	1,016,500
1,310,000	Goodyear Tire & Rubber Co. (The), 8.25%, due 08/15/20	1,385,325
525,000	Navistar International Corp., 8.25%, due 11/01/21	574,219

	Total Automotive	4,263,044

	Banking (4.4%)
950,000	CIT Group, Inc., 7%, due 05/01/17	942,875
975,000	Credit Acceptance Corp., (144A), 9.125%, due 02/01/17 (1)	1,024,969
865,000	Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	1,057,462
1,300,000	Provident Funding Associates, (144A), 10.25%, due 04/15/17 (1)	1,348,750
1,125,000	SLM Corp., 8%, due 03/25/20	1,134,156

	Total Banking	5,508,212

	Building Materials (1.0%)
550,000	Ply Gem Industries, Inc., 11.75%, due 06/15/13	588,500
570,000	Ply Gem Industries, Inc., 13.125%, due 07/15/14	609,900

	Total Building Materials	1,198,400

	Chemicals (2.6%)
1,000,000	Huntsman International LLC, (144A), 8.625%, due 03/15/21 (1)	1,092,500
675,000	Ineos Finance PLC, (144A), 9%, due 05/15/15 (1)	718,875
1,550,000	Ineos Group Holdings PLC (United Kingdom), (144A), 8.5%, due 02/15/16 (1)	1,418,250

	Total Chemicals	3,229,625

	Coal (1.7%)
1,000,000	Arch Coal, Inc., 7.25%, due 10/01/20	1,092,500
1,000,000	Patriot Coal Corp., 8.25%, due 04/30/18	1,017,500

	Total Coal	2,110,000

	Commercial Services (7.5%)
850,000	Aircastle, Ltd., 9.75%, due 08/01/18	928,625
990,000	Ashtead Capital, Inc., (144A), 9%, due 08/15/16 (1)	1,039,500
1,050,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.75%, due 05/15/16	1,063,125
835,000	Brickman Group Holdings, Inc., (144A), 9.125%, due 11/01/18 (1)	860,050
200,000	Casella Waste Systems, Inc., 11%, due 07/15/14	221,000
1,045,000	International Lease Finance Corp., 5.65%, due 06/01/14	1,050,225
475,000	International Lease Finance Corp., (144A), 8.625%, due 09/15/15 (1)	534,375
325,000	International Lease Finance Corp., (144A), 8.75%, due 03/15/17 (1)	370,500
1,165,000	McJunkin Red Man Corp., (144A), 9.5%, due 12/15/16 (1)	1,068,887

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Principal Amount	Corporate Bonds	Value

	Commercial Services (Continued)
$250,000	PHH Corp., (144A), 9.25%, due 03/01/16 (1)	$256,250
400,000	TransUnion LLC/TransUnion Financing Corp., (144A), 11.375%, due 06/15/18 (1)	460,000
750,000	Universal Hospital Services, Inc., 8.5%, due 06/01/15	776,250
650,000	Wyle Services Corp., (144A), 10.5%, due 04/01/18 (1)	643,500

	Total Commercial Services	9,272,287

	Communications (2.9%)
635,000	DigitalGlobe, Inc., 10.5%, due 05/01/14	712,788
550,000	Hughes Network Systems LLC/HNS Finance Corp., 9.5%, due 04/15/14	573,375
725,000	Hughes Network Systems LLC/HNS Finance Corp., 9.5%, due 04/15/14	755,812
1,421,093	Intelsat (Luxembourg) S.A., 11.5%, due 02/04/17	1,541,886

	Total Communications	3,583,861

	Computer Integrated Systems Design (0.6%)
625,000	Unisys Corp., 12.5%, due 01/15/16	700,000

	Computers & Information (0.5%)
560,000	Aeroflex, Inc., 11.75%, due 02/15/15	607,600

	Data Processing & Preparation (0.5%)
675,000	First Data Corp., 9.875%, due 09/24/15	572,063

	Electric Utilities (6.2%)
425,000	Calpine Corp., (144A), 7.5%, due 02/15/21 (1)	435,625
500,000	Dynegy Holdings, Inc., 8.375%, due 05/01/16	383,750
1,625,000	Edison Mission Energy, 7%, due 05/15/17	1,198,437
1,000,000	GenOn Escrow Corp., (144A), 9.5%, due 10/15/18 (1)	972,500
1,150,000	InterGen NV (Netherlands), (144A), 9%, due 06/30/17 (1)	1,242,000
1,200,000	North American Energy Alliance LLC/North American Energy Alliance Finance Corp., (144A), 10.875%, due 06/01/16 (1)	1,329,000
650,000	NRG Energy, Inc., (144A), 8.25%, due 09/01/20 (1)	685,750
577,000	PNM Resources, Inc., 9.25%, due 05/15/15	617,390
1,250,000	Texas Competitive Electric Holdings Co. LLC, 10.25%, due 11/01/15 (2)	787,500

	Total Electric Utilities	7,651,952

	Electronics (2.3%)
100,000	Freescale Semiconductor, Inc., 8.875%, due 12/15/14	101,500
1,250,000	Freescale Semiconductor, Inc., (144A), 9.25%, due 04/15/18 (1)	1,337,500
510,000	Stoneridge, Inc., (144A), 9.5%, due 10/15/17 (1)	541,875
765,000	Viasystems, Inc., (144A), 12%, due 01/15/15 (1)	856,800

	Total Electronics	2,837,675

	Entertainment & Leisure (3.1%)
1,725,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma, (144A), 12%, due 10/15/15 (1)	1,656,000
1,275,000	Mashantucket Western Pequot Tribe, (144A), 8.5%, due 11/15/15 (1)(3)	178,500

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2010

Principal Amount	Corporate Bonds	Value

	Entertainment & Leisure (Continued)
$1,000,000	MU Finance PLC, (144A), 8.375%, due 02/01/17 (1)	$998,750
100,000	Regal Entertainment Group, 9.125%, due 08/15/18	106,500
245,000	Steinway Musical Instruments, Inc., (144A), 7%, due 03/01/14 (1)	246,837
785,000	WMG Acquisition Corp., 7.375%, due 04/15/14	726,125

	Total Entertainment & Leisure	3,912,712

	Financial Services (3.9%)
750,000	Ally Financial, Inc., (144A), 7.5%, due 09/15/20 (1)	810,000
725,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, due 01/15/16	744,937
675,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8%, due 01/15/18	695,250
325,000	Interactive Data Corp., (144A), 10.25%, due 08/01/18 (1)	355,469
550,000	Nationstar Mortgage/Nationstar Capital Corp., (144A), 10.875%, due 04/01/15 (1)	500,500
500,000	Nuveen Investments, Inc., 5.5%, due 09/15/15	422,500
890,000	Nuveen Investments, Inc., 10.5%, due 11/15/15	930,050
350,000	Pinafore LLC/Pinafore, Inc., (144A), 9%, due 10/01/18 (1)	374,500

	Total Financial Services	4,833,206

	Forest Products & Paper (1.4%)
1,100,000	Exopack Holding Corp., 11.25%, due 02/01/14	1,144,000
575,000	Verso Paper Holdings LLC, 9.125%, due 08/01/14	590,813

	Total Forest Products & Paper	1,734,813

	Healthcare Providers (3.6%)
1,000,000	Capella Healthcare, Inc., (144A), 9.25%, due 07/01/17 (1)	1,092,500
1,150,000	Healthsouth Corp., 7.25%, due 10/01/18	1,204,625
375,000	LifePoint Hospitals, Inc., (144A), 6.625%, due 10/01/20 (1)	391,875
900,000	Radiation Therapy Services, Inc., (144A), 9.875%, due 04/15/17 (1)	891,000
775,000	US Oncology, Inc., 9.125%, due 08/15/17	854,437

	Total Healthcare Providers	4,434,437

	Heavy Machinery (0.9%)
750,000	Case New Holland, Inc., (144A), 7.875%, due 12/01/17 (1)	840,000
225,000	Liberty Tire Recycling, (144A), 11%, due 10/01/16 (1)	234,000

	Total Heavy Machinery	1,074,000

	Home Construction, Furnishings & Appliances (2.8%)
625,000	K Hovnanian Enterprises, Inc., 10.625%, due 10/15/16	632,813
850,000	KB Home, 7.25%, due 06/15/18	807,500
915,000	Norcraft Cos. LP/Norcraft Finance Corp., 10.5%, due 12/15/15	979,050
1,215,000	William Lyon Homes, Inc., 10.75%, due 04/01/13	1,044,900

	Total Home Construction, Furnishings & Appliances	3,464,263

	Lodging (2.8%)
750,000	Boyd Gaming Corp., (144A), 9.125%, due 12/01/18 (1)	751,875
1,425,000	Harrah’s Operating Co., Inc., 10%, due 12/15/18	1,218,375

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Principal Amount	Corporate Bonds	Value

	Lodging (Continued)
$425,000	MGM Mirage, Inc., 6.75%, due 04/01/13	$413,312
75,000	MGM Mirage, Inc., (144A), 9%, due 03/15/20 (1)	82,313
475,000	MGM Mirage, Inc., 10.375%, due 05/15/14	536,750
500,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., (144A), 7.75%, due 08/15/20 (1)	543,750

	Total Lodging	3,546,375

	Media — Broadcasting & Publishing (5.6%)
1,000,000	Block Communications, Inc., (144A), 8.25%, due 12/15/15 (1)	1,011,250
725,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., (144A), 8.625%, due 11/15/17 (1)	773,938
34,000	CMP Susquehanna Corp., 1%, due 05/15/14 (4)	17,893
625,000	DCP LLC/DCP Corp., (144A), 10.75%, due 08/15/15 (1)	625,000
1,225,000	Insight Communications Co., Inc., (144A), 9.375%, due 07/15/18 (1)	1,326,062
900,000	Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., (144A), 8.875%, due 04/15/17 (1)	952,875
1,015,000	Salem Communications Corp., 9.625%, due 12/15/16	1,108,887
675,000	Univision Communications, Inc., (144A), 7.875%, due 11/01/20 (1)	708,750
450,000	Univision Communications, Inc., (144A), 12%, due 07/01/14 (1)	498,375

	Total Media — Broadcasting & Publishing	7,023,030

	Medical Supplies (2.5%)
1,750,000	Alere, Inc., 7.875%, due 02/01/16	1,837,500
500,000	Bausch & Lomb, Inc., 9.875%, due 11/01/15	542,500
700,000	DJO Finance LLC / DJO Finance Corp., (144A), 9.75%, due 10/15/17 (1)	729,750

	Total Medical Supplies	3,109,750

	Metals (3.1%)
800,000	AK Steel Corp., 7.625%, due 05/15/20	828,000
525,000	Mueller Water Products, Inc., (144A), 8.75%, due 09/01/20 (1)	561,750
2,325,000	Ryerson Holding Corp., (144A), 0% , due 02/01/15 (1)(5)	1,069,500
125,000	Ryerson, Inc., 12%, due 11/01/15	130,000
735,000	Severstal Columbus LLC, (144A), 10.25%, due 02/15/18 (1)	782,775
425,000	Steel Dynamics, Inc., (144A), 7.625%, due 03/15/20 (1)	456,875

	Total Metals	3,828,900

	Miscellaneous (0.7%)
400,000	Prestige Brands, Inc., (144A), 8.25%, due 04/01/18 (1)	416,000
490,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, (144A), 7.125%, due 04/15/19 (1)	509,600

	Total Miscellaneous	925,600

	Oil & Gas (8.2%)
425,000	Basic Energy Services, Inc., 7.125%, due 04/15/16	399,500
700,000	Basic Energy Services, Inc., 11.625%, due 08/01/14	784,000

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2010

Principal Amount	Corporate Bonds	Value

	Oil & Gas (Continued)
$525,000	Chesapeake Energy Corp., 6.625%, due 08/15/20	$556,500
950,000	CITGO Petroleum Corp., (144A), 11.5%, due 07/01/17 (1)	1,102,000
500,000	El Paso Corp., 8.05%, due 10/15/30	545,000
200,000	EXCO Resources, Inc., 7.5%, due 09/15/18	197,000
1,500,000	Expro Finance Luxembourg SCA, (144A), 8.5%, due 12/15/16 (1)	1,481,250
590,000	Harvest Operations Corp., (144A), 6.875%, due 10/01/17 (1)	615,075
1,525,000	OPTI Canada, Inc. (Canada), 8.25%, due 12/15/14	1,143,750
375,000	Parker Drilling Co., 9.125%, due 04/01/18	394,687
700,000	Petrohawk Energy Corp., (144A), 7.25%, due 08/15/18 (1)	724,500
550,000	Plains Exploration & Production Co., 7.625%, due 06/01/18	587,125
350,000	Plains Exploration & Production Co., 7.625%, due 04/01/20	375,375
500,000	SandRidge Energy, Inc., (144A), 8%, due 06/01/18 (1)	500,000
800,000	Whiting Petroleum Corp., 6.5%, due 10/01/18	852,000

	Total Oil & Gas	10,257,762

	Pharmaceuticals (1.4%)
675,000	NBTY, Inc., (144A), 9%, due 10/01/18 (1)	720,563
1,000,000	Warner Chilcott Co. LLC, (144A), 7.75%, due 09/15/18 (1)	1,047,500

	Total Pharmaceuticals	1,768,063

	Radio Telephone Communications (1.1%)
460,000	GeoEye, Inc., 8.625%, due 10/01/16	480,700
830,000	GeoEye, Inc., 9.625%, due 10/01/15	932,713

	Total Radio Telephone Communications	1,413,413

	Real Estate (1.4%)
600,000	DuPont Fabros Technology LP (REIT), 8.5%, due 12/15/17	648,000
950,000	Felcor Lodging, LP (REIT), 10%, due 10/01/14	1,066,375

	Total Real Estate	1,714,375

	Restaurants (1.4%)
400,000	DineEquity, Inc., (144A), 9.5%, due 10/30/18 (1)	426,000
1,225,000	Real Mex Restaurants, Inc., 14%, due 01/01/13	1,286,250

	Total Restaurants	1,712,250

	Retailers (3.2%)
400,000	Harry & David Holdings, Inc., 5.297%, due 03/01/12 (2)	292,000
850,000	Harry & David Holdings, Inc., 9%, due 03/01/13	637,500
255,000	JC Penney Corp, Inc., 7.125%, due 11/15/23	267,112
1,025,000	Rite Aid Corp., (144A), 8%, due 08/15/20 (1)	1,055,750
1,600,000	Toys R Us Property Co. II LLC, (144A), 8.5%, due 12/01/17 (1)	1,724,000

	Total Retailers	3,976,362

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Principal Amount	Corporate Bonds	Value

	Telephone Communications, exc. Radio (3.5%)
$1,000,000	Broadview Networks Holdings, Inc., 11.375%, due 09/01/12	$980,000
700,000	Cincinnati Bell, Inc., 8.75%, due 03/15/18	675,500
1,235,000	PAETEC Holding Corp., 8.875%, due 06/30/17	1,330,712
1,275,000	Windstream Corp., 7.875%, due 11/01/17	1,389,750

	Total Telephone Communications, exc. Radio	4,375,962

	Telephone Systems (2.2%)
860,000	Frontier Communications Corp., 8.25%, due 04/15/17	979,325
1,750,000	Sprint Capital Corp., 6.9%, due 05/01/19	1,787,188

	Total Telephone Systems	2,766,513

	Transportation (2.9%)
1,000,000	Marquette Transportation Co./Marquette Transportation Finance, Inc., (144A), 10.875%, due 01/15/17 (1)	1,022,500
1,350,000	NCL Corp., Ltd., Class C, 11.75%, due 11/15/16	1,562,625
600,000	Royal Caribbean Cruises (Liberia), 11.875%, due 07/15/15	750,000
300,000	Travelport LLC/Travelport, Inc., (144A), 9%, due 03/01/16 (1)	306,000

	Total Transportation	3,641,125

	Total Corporate Bonds (Cost: $107,902,266) (91.6%)	113,922,443

	Municipal Bonds (1.8%)
1,750,000	NYC Industrial Development Agency, (144A), 11%, due 03/01/29 (1)	2,257,500

	Total Municipal Bonds (Cost: $1,901,562)	2,257,500

Number of Shares	Equity Securities
131	Ally Financial, Inc., (144A), Preferred Stock, 7.00% (Banking) (1)	115,935
3,750	Chesapeake Energy Corp., Common Stock (Oil & Gas)	81,375
40,000	Cincinnati Bell, Inc., Common Stock (Telephone Communications, exc. Radio) (5)	98,000
7,929	CMP Susquehanna Radio Holdings Corp., (144A), Preferred Stock, 0% (Media — Broadcasting & Publishing) (1)(4)(5)	79
9,061	CNB Capital Trust I, (144A), Warrants, expire 03/23/19 (Banking) (1)(4)(5)	91
3,250	CNH Global NV (Netherlands), Common Stock (Heavy Machinery) (5)	128,992
2,500	Community Health Systems, Inc., Common Stock (Healthcare Providers) (5)	75,200
49,000	Level 3 Communications, Inc., Common Stock (Telephone Communications, exc. Radio) (5)	47,417
5,500	Rogers Communications, Inc. — Class B, Common Stock (Radio Telephone Communications)	200,475
8,036	Unisys Corp., Common Stock (Computer Intergrated System Design) (5)	185,230

	Total Equity Securities (Cost: $1,289,043) (0.8%)	932,794

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2010

Principal Amount	Short-Term Investments (4.7%)	Value

$5,839,728	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/01/10 (collateralized by $5,545,000 U.S. Treasury Note, 2.50%, due 4/30/15, valued at $5,960,321) (Total Amount to be Received Upon Repurchase $5,839,733)	$5,839,728

	Total Short-Term Investments (Cost: $5,839,728) (4.7%)	5,839,728

	Total Investments (Cost: $116,932,599) (98.9%)	122,952,465
	Excess of Other Assets over Liabilities (1.1%)	1,429,145

	Net Assets (100.0%)	$124,381,610

Notes to the Schedule of Investments:

REIT	- Real Estate Investment Trust.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the value of these securities amounted to $55,929,081 or 45.0% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2010.
(3)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the Issuer. Income is not being accrued.
(4)	Illiquid security.
(5)	Non-income producing security.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Investments by Industry

Industry*	Percentage of Net Assets
Aerospace & Defense	0.8%
Airlines	1.5
Automotive	3.4
Banking	4.5
Building Materials	1.0
Chemicals	2.6
Coal	1.7
Commercial Services	7.5
Communications	2.9
Computer Integrated Systems Design	0.7
Computers & Information	0.5
Data Processing & Preparation	0.5
Electric Utilities	6.2
Electronics	2.3
Entertainment & Leisure	3.1
Financial Services	3.9
Forest Products & Paper	1.4
Healthcare Providers	3.7
Heavy Machinery	1.0
Home Construction, Furnishings & Appliances	2.8
Lodging	2.8
Media — Broadcasting & Publishing	5.6
Medical Supplies	2.5
Metals	3.1
Miscellaneous	0.7
Municipal Bonds	1.8
Oil & Gas	8.3
Pharmaceuticals	1.4
Radio Telephone Communications	1.3
Real Estate	1.4
Repurchase Agreements	4.7
Restaurants	1.4
Retailers	3.2
Telephone Communications, exc. Radio	3.6
Telephone Systems	2.2
Transportation	2.9

Total	98.9%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments	October 31, 2010

Principal Amount	Fixed Income Securities	Value

	Asset-Backed Securities (1.6% of Net Assets)
$311,810	BMW Vehicle Lease Trust (09-1-A3), 2.91%, due 03/15/12	$314,683
291,320	Capital Auto Receivables Asset Trust (08-CPA-A1), (144A), 1.106%, due 01/15/13 (1)(2)	292,267
402,526	Huntington Auto Trust (08-1A-A3A), (144A), 4.81%, due 04/16/12 (2)	406,177
198,701	Morgan Stanley ABS Capital I (05-WMC6-M1), 0.736%, due 07/25/35 (1)	194,465

	Total Asset-Backed Securities (Cost: $1,213,161)	1,207,592

	Collateralized Mortgage Obligations (48.8%)
59,902	Banc of America Commercial Mortgage, Inc. (01-1-A2), 6.503%, due 04/15/36	60,463
395,000	Bear Stearns Commercial Mortgage Securities (02-PBW1-A2), 4.72%, due 11/11/35	413,456
665,585	Citigroup Mortgage Loan Trust, Inc. (04-UST1-A1), 2.347%, due 08/25/34 (1)	601,062
405,000	Commercial Mortgage Asset Trust (99-C1-A4), 6.975%, due 01/17/32	443,277
244,633	Credit Suisse First Boston Mortgage Securities Corp. (02-AR31-6A1), 2.393%, due 11/25/32 (1)	226,492
385,000	Credit Suisse First Boston Mortgage Securities Corp. (02-CP3-A3), 5.603%, due 07/15/35	407,958
530,742	Federal Home Loan Mortgage Corp. (2368-AF), 1.206%, due 10/15/31 (PAC) (1)	537,713
15,155	Federal Home Loan Mortgage Corp. (2432-FH), 0.956%, due 03/15/32 (1)	15,365
179,991	Federal Home Loan Mortgage Corp. (2585-FD), 0.756%, due 12/15/32 (1)	180,722
1,130,292	Federal Home Loan Mortgage Corp. (2611-XF), 0.656%, due 02/15/31 (TAC) (1)	1,131,008
689,488	Federal Home Loan Mortgage Corp. (2649-PF), 0.656%, due 06/15/33 (PAC) (1)	688,419
646,546	Federal Home Loan Mortgage Corp. (2802-AF), 0.506%, due 04/15/33 (PAC) (1)	647,673
730,137	Federal Home Loan Mortgage Corp. (2812-DF), 0.706%, due 06/15/23 (1)	731,171
563,701	Federal Home Loan Mortgage Corp. (2812-MF), 0.706%, due 06/15/34 (1)	566,266
456,761	Federal Home Loan Mortgage Corp. (2817-FA), 0.756%, due 06/15/32	457,582
906,451	Federal Home Loan Mortgage Corp. (2885-DT), 4.5%, due 05/15/18 (TAC)	931,402
849,821	Federal Home Loan Mortgage Corp. (3129-CQ), 5.75%, due 05/15/35 (PAC)	908,504
514,854	Federal Home Loan Mortgage Corp. (3318-F), 0.506%, due 05/15/37 (1)	511,516
964,789	Federal Home Loan Mortgage Corp. (3324-A), 5.5%, due 11/15/34	997,835
703,404	Federal Home Loan Mortgage Corp. (3346-FA), 0.486%, due 02/15/19 (1)	702,994
2,657,356	Federal Home Loan Mortgage Corp. (3384-SL), 6.214%, due 11/15/37 (I/O) (I/F)	367,472
822,604	Federal Home Loan Mortgage Corp. (3417-FA), 0.756%, due 11/15/37 (1)	825,590
603,752	Federal Home Loan Mortgage Corp. (R008-FK), 0.656%, due 07/15/23 (1)	604,069
1,271,278	Federal Home Loan Mortgage Corp. Strip (237-F22), 0.606%, due 05/15/36 (1)	1,268,289
703,645	Federal National Mortgage Association (02-82-FP), 0.756%, due 02/25/32 (PAC) (1)	705,742
651,279	Federal National Mortgage Association (02-83-LF), 0.756%, due 07/25/31 (PAC) (1)	652,221
1,033,028	Federal National Mortgage Association (02-97-FR), 0.806%, due 01/25/33 (1)	1,038,747
697,998	Federal National Mortgage Association (03-130-FA), 0.576%, due 01/25/34 (PAC) (1)	699,411
543,117	Federal National Mortgage Association (03-20-HP), 4%, due 10/25/16 (1)	547,043
1,358,820	Federal National Mortgage Association (03-64-FN), 0.706%, due 07/25/33 (1)	1,361,574

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Collateralized Mortgage Obligations (Continued)
$817,831	Federal National Mortgage Association (03-74-F), 0.656%, due 02/25/31 (1)	$818,707
1,093,195	Federal National Mortgage Association (03-W6-F), 0.606%, due 09/25/42 (1)	1,092,735
760,000	Federal National Mortgage Association (04-33-MW), 4.5%, due 01/25/30 (PAC)	802,822
571,911	Federal National Mortgage Association (04-81-MK), 4.5%, due 06/25/22	583,286
562,524	Federal National Mortgage Association (05-103-FP), 0.556%, due 10/25/35 (1)	562,175
548,221	Federal National Mortgage Association (05-105-F), 0.556%, due 12/25/35 (1)	548,089
927,256	Federal National Mortgage Association (06-58-FT), 0.606%, due 07/25/36 (TAC) (1)	924,981
604,546	Federal National Mortgage Association (10-43-DP), 5%, due 05/25/40 (PAC)	659,946
322,054	First Union National Bank Commercial Mortgage (01-C3-A3), 6.423%, due 08/15/33	328,434
382,888	GE Capital Commercial Mortgage Corp. (01-2-A4), 6.29%, due 08/11/33	391,813
263,231	GE Capital Commercial Mortgage Corp. (02-1A-A3), 6.269%, due 12/10/35	277,298
395,125	GMAC Commercial Mortgage Securities, Inc. (01-C2-A2), 6.7%, due 04/15/34	402,480
413,318	GMAC Mortgage Corp. Loan Trust (04-J2-A2), 0.756%, due 06/25/34 (1)	399,469
69,635	GMAC Mortgage Corp. Loan Trust (04-JR1-A6), 0.706%, due 12/25/33 (1)	67,225
608,661	Government National Mortgage Association (06-65-AB), 5.5%, due 10/20/33	642,847
953,416	Government National Mortgage Association (07-49-NO), 0%, due 12/20/35 (P/O) (PAC) (3)	929,646
903,245	Government National Mortgage Association (09-66-UF), 1.256%, due 08/16/39 (1)	914,307
1,087,009	Government National Mortgage Association (10-29-8A), 4.5%, due 04/20/36	1,138,109
415,000	Greenwich Capital Commercial Funding Corp. (02-C1-A4), 4.948%, due 01/11/35	438,314
350,000	Greenwich Capital Commercial Funding Corp. (04-GG1-A7), 5.317%, due 06/10/36	383,324
195,000	JP Morgan Chase Commercial Mortgage Securities Corp. (02-C2-A2), 5.05%, due 12/12/34	206,752
395,000	JP Morgan Chase Commercial Mortgage Securities Corp. (02-C3-A2), 4.994%, due 07/12/35	421,073
364,341	LB-UBS Commercial Mortgage Trust (01-C2-A2), 6.653%, due 11/15/27	367,887
390,000	Merrill Lynch Mortgage Trust (02-MW1-A4), 5.619%, due 07/12/34	409,953
1,660,000	NCUA Guaranteed Notes (10-R1-1A), 0.706%, due 10/07/20 (1)	1,660,000
219,443	Nomura Asset Securities Corp. (98-D6-A1C), 6.69%, due 03/15/30	236,686
471,093	Prudential Mortgage Capital Funding LLC (01-ROCK-A2), 6.605%, due 05/10/34	477,529
74,074	Residential Accredit Loans, Inc. (02-QS16-A2), 0.806%, due 10/25/17 (1)	71,895
303,752	Salomon Brothers Mortgage Securities VII, Inc. (01-C2-A3), 6.499%, due 11/13/36	313,350
378,340	Wachovia Bank Commercial Mortgage Trust (02-C1-A3), 6.164%, due 04/15/34	383,599
911,326	Washington Mutual MSC Mortgage Pass-Through Certificates (02-MS3-2A3), 6%, due 05/25/17 (1)	940,029
7,961	Washington Mutual MSC Mortgage Pass-Through Certificates (03-MS4-2A4), 0.706%, due 03/25/33 (PAC) (1)	7,800

	Total Collateralized Mortgage Obligations (Cost: $37,350,728)	37,033,596

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2010

Principal Amount	Fixed Income Securities	Value

	U.S. Government Agency Obligations (33.0%)
$915,000	Federal Home Loan Bank, 0.37%, due 06/15/11 (1)	$915,563
900,000	Federal Home Loan Mortgage Corp., 1%, due 08/28/12	909,886
32,654	Federal Home Loan Mortgage Corp., Pool #1B1010, 2.875%, due 08/01/33 (1)	33,652
289,381	Federal Home Loan Mortgage Corp., Pool #310005, 6.938%, due 11/01/19 (1)	296,528
79,329	Federal Home Loan Mortgage Corp., Pool #610967, 2.715%, due 04/01/28 (1)	82,929
152,011	Federal Home Loan Mortgage Corp., Pool #780721, 2.625%, due 08/01/33 (1)	157,932
57,064	Federal Home Loan Mortgage Corp., Pool #780833, 2.581%, due 09/01/33 (1)	58,682
579,354	Federal Home Loan Mortgage Corp., Pool #781122, 2.691%, due 12/01/33 (1)	605,493
37,709	Federal Home Loan Mortgage Corp., Pool #789924, 2.657%, due 11/01/32 (1)	39,470
1,007,153	Federal Home Loan Mortgage Corp., Pool #847342, 2.61%, due 05/01/34 (1)	1,050,192
686,116	Federal Home Loan Mortgage Corp., Pool #G12057, 6%, due 05/01/17	742,291
692,476	Federal Home Loan Mortgage Corp., Pool #G12180, 6%, due 11/01/17	753,329
924,827	Federal Home Loan Mortgage Corp., Pool #G13107, 5.5%, due 07/01/20	1,006,752
825,000	Federal National Mortgage Association, 0.286%, due 10/18/12 (1)	825,001
760,000	Federal National Mortgage Association, 0.75%, due 12/30/11	760,829
960,916	Federal National Mortgage Association, Pool #462360, 6.15%, due 08/01/36 (1)	1,026,753
1,211,578	Federal National Mortgage Association, Pool #555424, 5.5%, due 05/01/33	1,311,722
124,824	Federal National Mortgage Association, Pool #600187, 7%, due 07/01/31	140,737
14,558	Federal National Mortgage Association, Pool #661691, 2.862%, due 10/01/32 (1)	15,285
257,243	Federal National Mortgage Association, Pool #711014, 2.599%, due 10/01/33 (1)	266,495
78,256	Federal National Mortgage Association, Pool #725886, 2.636%, due 05/01/34 (1)	81,925
369,236	Federal National Mortgage Association, Pool #735084, 3.015%, due 02/01/34 (1)	386,422
140,301	Federal National Mortgage Association, Pool #735524, 2.755%, due 02/01/35 (1)	147,551
416,552	Federal National Mortgage Association, Pool #735542, 2.755%, due 11/01/34 (1)	432,172
493,211	Federal National Mortgage Association, Pool #770222, 2.538%, due 04/01/34 (1)	515,777
53,029	Federal National Mortgage Association, Pool #786884, 2.935%, due 08/01/34 (1)	55,834
615,221	Federal National Mortgage Association, Pool #793031, 2.207%, due 07/01/34 (1)	638,935
461,837	Federal National Mortgage Association, Pool #804017, 2.55%, due 12/01/34 (1)	479,784
432,413	Federal National Mortgage Association, Pool #821159, 2.157%, due 05/01/35 (1)	445,120
1,289,147	Federal National Mortgage Association, Pool #821542, 2.456%, due 05/01/35 (1)	1,346,425
305,040	Federal National Mortgage Association, Pool #821915, 2.685%, due 06/01/35 (1)	319,528
265,382	Federal National Mortgage Association, Pool #822073, 2.586%, due 07/01/35 (1)	277,960
140,130	Federal National Mortgage Association, Pool #826239, 2.598%, due 07/01/35 (1)	145,172
923,967	Federal National Mortgage Association, Pool #829043, 5.5%, due 08/01/20	1,005,372
138,776	Federal National Mortgage Association, Pool #830581, 1.835%, due 05/01/35 (1)	141,346
186,660	Federal National Mortgage Association, Pool #832721, 2.313%, due 09/01/35 (1)	191,600
425,613	Federal National Mortgage Association, Pool #841970, 2.286%, due 10/01/33 (1)	442,754
687,444	Federal National Mortgage Association, Pool #851282, 2.305%, due 11/01/35 (1)	697,458
577,072	Federal National Mortgage Association, Pool #890141, 5.5%, due 12/01/20	626,649
906,777	Federal National Mortgage Association, Pool #995152, 5.5%, due 01/01/21	984,918
787,866	Federal National Mortgage Association, Pool #995182, 5.5%, due 06/01/20	859,666
843,958	Federal National Mortgage Association, Pool #995425, 6%, due 01/01/24	916,672
637,162	Federal National Mortgage Association, Pool #995793, 5.5%, due 09/01/36	689,727
716,256	Federal National Mortgage Association, Pool #AD3830, 4.5%, due 04/01/25	767,660

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

$140,597	Government National Mortgage Association, Pool #781714, 6.5%, due 12/15/17	$152,627
49,277	Government National Mortgage Association II, Pool #80022, 3.125%, due 12/20/26 (1)	50,894
347,755	Government National Mortgage Association II, Pool #80546, 3%, due 10/20/31 (1)	358,555
41,207	Government National Mortgage Association II, Pool #80636, 3.625%, due 09/20/32 (1)	42,689
215,236	Government National Mortgage Association II, Pool #80734, 3.625%, due 09/20/33 (1)	220,905
6,922	Government National Mortgage Association II, Pool #80747, 3.125%, due 10/20/33 (1)	7,168
25,531	Government National Mortgage Association II, Pool #80757, 3.625%, due 10/20/33 (1)	26,204
88,995	Government National Mortgage Association II, Pool #80764, 3.125%, due 11/20/33 (1)	92,159
90,300	Government National Mortgage Association II, Pool #80766, 3.125%, due 11/20/33 (1)	93,155
214,738	Government National Mortgage Association II, Pool #80797, 3%, due 01/20/34 (1)	221,853
89,679	Government National Mortgage Association II, Pool #80869, 3.5%, due 04/20/34 (1)	92,688
84,541	Government National Mortgage Association II, Pool #80937, 3.5%, due 06/20/34 (1)	88,119

	Total U.S. Government Agency Obligations (Cost: $24,555,660)	25,042,964

	Corporate Bonds (11.2%)

	Banking (4.8%)
370,000	Bank of America Corp., 1.016%, due 12/02/11 (1)	373,278
465,000	Bank of America Corp., 0.49%, due 06/22/12 (1)	466,940
500,000	Citigroup, Inc., 5.3%, due 10/17/12	532,989
760,000	General Electric Capital Corp., 0.592%, due 06/08/12 (1)	763,994
250,000	General Electric Capital Corp., 1.875%, due 09/16/13	252,297
815,000	KeyCorp, 0.856%, due 12/19/11 (1)	813,519
400,000	Royal Bank of Scotland PLC (The), 2.759%, due 08/23/13 (1)	409,618

	Total Banking	3,612,635

	Commercial Services (0.6%)
400,000	International Lease Finance Corp., (144A), 6.5%, due 09/01/14 (2)	432,000

	Electric Utilities (0.3%)
250,000	IPALCO Enterprises, Inc., 7.625%, due 11/14/11	264,375

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2010

Principal Amount	Fixed Income Securities	Value

	Financial Services (1.6%)
$820,000	Morgan Stanley, 0.691%, due 02/10/12 (1)	$823,248
395,000	Morgan Stanley, 0.493%, due 03/13/12 (1)	396,078

	Total Financial Services	1,219,326

	Insurance (0.9%)
250,000	Farmers Insurance Exchange, (144A), 6%, due 08/01/14 (2)	267,699
400,000	MetLife, Inc., 2.375%, due 02/06/14	407,690

	Total Insurance	675,389

	Media — Broadcasting & Publishing (0.3%)
250,000	CSC Holdings, Inc., 7.625%, due 04/01/11	256,250

	Medical Supplies (0.5%)
400,000	Boston Scientific Corp., 6%, due 06/15/11	410,182

	Oil & Gas (0.4%)
250,000	El Paso Corp., 7.875%, due 06/15/12	267,188

	Real Estate (1.0%)
350,000	Duke Realty LP, 5.4%, due 08/15/14 (REIT)	374,225
115,000	Healthcare Realty Trust, Inc., 5.125%, due 04/01/14 (REIT)	122,538
225,000	Healthcare Realty Trust, Inc., 8.125%, due 05/01/11 (REIT)	232,606

	Total Real Estate	729,369

	Telephone Communications, exc. Radio (0.5%)
375,000	Qwest Corp., 7.875%, due 09/01/11	395,156

	Telephone Systems (0.3%)
250,000	Sprint Capital Corp., 7.625%, due 01/30/11	253,125

	Total Corporate Bonds (Cost: $8,452,010)	8,514,995

	Municipal Bonds (1.0%)
400,000	Kentucky Asset Liability Commission, Revenue Bond, 0.841%, due 04/01/11	400,016
350,000	State of Illinois, 4.071%, due 01/01/14	360,241

	Total Municipal Bonds (Cost: $747,148)	760,257

	U.S. Treasury Note (Cost: $2,944,122) (3.9%)
2,924,000	U.S. Treasury Note, 1%, due 08/31/11	2,942,731

	U.S. Treasury Bond (Cost: $431,050) (0.6%)
426,459	U.S. Treasury Inflation Indexed Bond, 3.5%, due 01/15/11 (4)	429,490

	Total Fixed Income Securities (Cost: $75,693,879) (100.1%)	75,931,625

Number of Shares	Money Market Investments (Cost: $1,200,000) (1.6%)
1,200,000	Dreyfus Institutional Cash Advantage Fund, 0.22%	1,200,000

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value

$201,255	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/01/10 (collateralized by $195,000, U.S. Treasury Note, 2.50%, due 04/30/15, valued at $209,606) (Total Amount to be Received Upon Repurchase $201,255)	$201,255

	Total Short-Term Investments (Cost: $201,255) (0.3%)	201,255

	Total Investments (Cost: $77,095,134) (102.0%)	77,332,880
	Liabilities in Excess of Other Assets (–2.0%)	(1,484,151)

	Net Assets (100.0%)	$75,848,729

Notes to the Schedule of Investments:

I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
PAC	- Planned Amortization Class.
REIT -	Real Estate Investment Trust.
TAC	- Target Amortization Class.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2010.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the value of these securities amounted to $1,398,143 or 1.8% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)	Non-income producing security.
(4)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Investments by Industry	October 31, 2010

Industry*	Percentage of Net Assets
Asset-Backed Securities	1.6%
Banking	4.8
Commercial Services	0.6
Electric Utilities	0.3
Financial Services	1.6
Insurance	0.9
Media — Broadcasting & Publishing	0.3
Medical Supplies	0.5
Municipal Obligations	1.0
Oil & Gas	0.4
Private Mortgage-Backed Securities	13.6
Real Estate	1.0
Telephone Communications, exc. Radio	0.5
Telephone Systems	0.3
U.S. Government Agency Obligations	68.2
U.S. Government Obligations	4.5
Short Term Investments	1.9

Total	102.0%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments

Principal Amount	Fixed Income Securities	Value

	Asset-Backed Securities (9.6% of Net Assets)
$41,609,000	Accredited Mortgage Loan Trust (06-1-A4), 0.536%, due 04/25/36 (1)	$19,776,375
4,000,000	Accredited Mortgage Loan Trust (06-2-A4), 0.516%, due 09/25/36 (1)	1,739,012
11,563,661	Asset-Backed Securities Corp. Home Equity (06-HE1-A3), 0.456%, due 01/25/36 (1)	8,300,080
33,465,493	Asset-Backed Securities Corp. Home Equity (06-HE7-A4), 0.396%, due 11/25/36 (1)	14,487,647
52,114,000	Asset-Backed Securities Corp. Home Equity (07-HE1-A4), 0.396%, due 12/25/36 (1)	22,246,805
4,983,407	Centex Home Equity (03-C-M1), 0.956%, due 09/25/33 (1)	3,706,343
16,300,000	Citicorp Residential Mortgage Securities, Inc. (06-2-A4), 5.775%, due 09/25/36 (1)	15,903,144
35,735,011	Countrywide Asset-Backed Certificates (06-15-A6), 5.826%, due 10/25/46 (1)	25,338,460
14,260,000	Countrywide Asset-Backed Certificates (06-BC5-2A3), 0.426%, due 03/25/37 (1)	7,338,319
18,992,600	Credit-Based Asset Servicing and Securitization LLC (06-CB6-A1), 0.336%, due 07/25/36 (1)	11,833,530
31,942,090	Credit-Based Asset Servicing and Securitization LLC (06-CB7-A4), 0.416%, due 10/25/36 (1)	13,690,412
6,003,427	Credit-Based Asset Servicing and Securitization LLC (07-CB4-A2A), 5.844%, due 04/25/37	6,042,215
21,090,277	CSAB Mortgage Backed Trust (06-2-A6A), 5.72%, due 09/25/36 (1)	15,575,212
7,750,000	Fieldstone Mortgage Investment Corp. (07-1-2A2), 0.526%, due 04/25/47 (1)	3,220,450
22,951,964	Fremont Home Loan Trust (06-1-2A3), 0.436%, due 04/25/36 (1)	16,903,403
21,500,000	Fremont Home Loan Trust (06-3-2A4), 0.496%, due 02/25/37 (1)	8,891,088
15,907,407	Fremont Home Loan Trust (06-D-2A2), 0.386%, due 11/25/36 (1)	6,887,955
22,315,137	GSAA Home Equity Trust (06-13-AF3), 6.04%, due 07/25/36 (1)	15,455,906
19,518,181	GSAA Home Equity Trust (06-13-AF4), 6.119%, due 07/25/36 (1)	12,707,735
21,419,002	GSAA Home Equity Trust (06-15-AF5), 6.192%, due 09/25/36 (1)	13,199,878
5,683,079	GSAA Home Equity Trust (06-16-A1), 0.316%, due 10/25/36 (1)	2,980,121
4,631,443	GSAA Home Equity Trust (06-19-A1), 0.346%, due 12/25/36 (1)	2,264,410
3,210,845	GSAA Home Equity Trust (07-4-A1), 0.356%, due 03/25/37 (1)	1,579,042
21,920,484	GSAMP Trust (06-HE4-A2C), 0.406%, due 06/25/36 (1)	14,005,786
36,149,190	GSAMP Trust (06-HE5-A2C), 0.406%, due 08/25/36 (1)	19,652,363
25,181,589	Household Home Equity Loan Trust (06-2-A1), 0.406%, due 03/20/36 (1)	23,535,494
46,572,871	Long Beach Mortgage Loan Trust (06-3-2A3), 0.436%, due 05/25/46 (1)	18,863,825
23,624,000	Long Beach Mortgage Loan Trust (06-6-2A4), 0.506%, due 07/25/36 (1)	9,040,884
15,000,000	Long Beach Mortgage Loan Trust (06-7-2A4), 0.496%, due 08/25/36 (1)	5,397,847
43,000,000	Morgan Stanley Capital Inc. (06-NC3-A2D), 0.526%, due 03/25/36 (1)	23,700,869
44,000,000	Morgan Stanley Capital, Inc. (06-HE5-A2C), 0.396%, due 08/25/36 (1)	31,336,844
25,975,990	Morgan Stanley Capital, Inc. (06-HE8-A2FP), 0.326%, due 10/25/36 (1)	20,661,250
23,013,103	Morgan Stanley Capital, Inc. (07-HE2-A2B), 0.346%, due 01/25/37 (1)	12,091,798
8,133,600	Morgan Stanley Home Equity Loan Trust (07-2-A4), 0.606%, due 04/25/37 (1)	3,177,928

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2010

Principal Amount	Fixed Income Securities	Value

	Asset-Backed Securities (Continued)
$5,426,851	Morgan Stanley Mortgage Loan Trust (07-2AX-2A1), 0.346%, due 12/25/36 (1)	$2,638,556
5,371,423	Morgan Stanley Mortgage Loan Trust (07-7AX-2A1), 0.376%, due 04/25/37 (1)	2,659,902
11,495,000	Ownit Mortgage Loan Asset-Backed Certificates (06-6-A2C), 0.416%, due 09/25/37 (1)	5,543,560
51,891,815	Securitized Asset-Backed Receivables LLC Trust (07-BR2-A2), 0.486%, due 02/25/37 (1)	26,238,940
19,000,000	Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2B), 0.396%, due 01/25/37 (1)	10,348,673
36,432,851	SG Mortgage Securities Trust (07-NC1-A2), 0.496%, due 12/25/36 (1)(2)	19,106,065
10,400,000	Soundview Home Equity Loan Trust (06-OPT4-2A4), 0.486%, due 06/25/36 (1)	4,730,201
22,900,000	Soundview Home Equity Loan Trust (06-OPT5-2A4), 0.496%, due 07/25/36 (1)	10,407,477
4,000,000	Soundview Home Equity Loan Trust (07-OPT3-2A4), 0.506%, due 08/25/37 (1)	1,733,112
11,000,000	Washington Mutual Asset-Backed Certificates (07-HE4-2A3), 0.426%, due 07/25/47 (1)	4,551,639

	Total Asset-Backed Securities (Cost: $478,894,437)	519,490,555

	Collateralized Mortgage Obligations (55.4%)
6,496,886	Adjustable Rate Mortgage Trust (04-5-3A1), 4.869%, due 04/25/35 (1)	5,939,462
15,594,397	Adjustable Rate Mortgage Trust (05-12-2A1), 4.358%, due 03/25/36 (1)	10,728,195
71,164,000	Adjustable Rate Mortgage Trust (06-2-1A4), 5.577%, due 05/25/36 (1)	45,993,436
11,565,534	Adjustable Rate Mortgage Trust (07-1-5A1), 0.406%, due 03/25/37 (1)	5,121,339
12,007,116	American Home Mortgage Assets (05-2-2A1A), 3.333%, due 01/25/36 (1)	8,545,772
1,014,203	Banc of America Commercial Mortgage, Inc. (07-4-A4), 5.741%, due 02/10/51 (1)	1,080,714
6,291,801	Banc of America Funding Corp. (06-7-1A4), 6%, due 09/25/36 (TAC) (1)	5,510,737
25,654,976	Banc of America Funding Corp. (07-6-A2), 0.28%, due 07/25/37 (1)	19,458,655
7,058,513	Banc of America Funding Corp. (09-R14A-2A), 14.525%, due 07/26/35 (I/F) (1)(2)	7,198,845
21,152,434	BCAP LLC Trust (07-AA4-11A1), 5.84%, due 06/25/47 (1)	14,259,317
2,754,879	Bear Stearns Adjustable Rate Mortgage Trust (04-12-1A1), 3.428%, due 02/25/35 (1)	2,115,801
2,548,682	Bear Stearns Alt-A Trust (06-3-1A1), 0.446%, due 05/25/36 (1)	1,299,721
12,789,408	Bear Stearns Alt-A Trust (06-3-23A1), 5.334%, due 05/25/36 (1)	7,973,710
4,973,963	Bear Stearns Alt-A Trust (06-8-1A1), 0.416%, due 06/25/46 (1)	2,160,854
22,609,006	Bear Stearns Alt-A Trust (06-8-2A1), 4.806%, due 08/25/46 (1)	11,938,505
24,185,000	Bear Stearns Commercial Mortgage Securities (05-T20-A4A), 5.149%, due 10/12/42 (1)	26,750,687
5,920,877	Bear Stearns Mortgage Funding Trust (07-AR4-1A1), 0.456%, due 09/25/47 (1)	3,656,905
7,706,084	Chaseflex Trust (05-1-1A5), 6.5%, due 02/25/35	6,842,388

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Collateralized Mortgage Obligations (Continued)
$24,227,000	Chaseflex Trust (06-1-A3), 6.295%, due 06/25/36 (1)	$20,135,932
7,568,627	Citicorp Mortgage Securities, Inc. (07-4-3A1), 5.5%, due 05/25/37	6,911,004
25,762,160	Citigroup Mortgage Loan Trust, Inc. (06-AR5-1A5A), 5.693%, due 07/25/36 (1)	20,257,835
9,905,064	Citigroup Mortgage Loan Trust, Inc. (07-12-2A1), 6.5%, due 10/25/36 (2)	6,858,920
6,338,313	CitiMortgage Alternative Loan Trust (05-A1-2A1), 5%, due 07/25/20	6,053,545
1,885,936	Countrywide Alternative Loan Trust (05-27-1A2), 1.753%, due 08/25/35 (1)	1,183,278
12,359,925	Countrywide Alternative Loan Trust (05-76-1A1), 1.833%, due 01/25/36 (1)	8,857,556
19,140,000	Countrywide Alternative Loan Trust (05-85CB-2A3), 5.5%, due 02/25/36	15,845,552
6,373,187	Countrywide Alternative Loan Trust (05-J1-2A1), 5.5%, due 02/25/25	5,895,758
5,273,325	Countrywide Alternative Loan Trust (05-J5-1A1), 0.556%, due 05/25/35 (1)	4,606,000
12,500,000	Countrywide Alternative Loan Trust (06-14CB-A4), 6%, due 06/25/36	10,150,863
10,836,322	Countrywide Alternative Loan Trust (06-39CB-1A6), 0.856%, due 01/25/37 (1)	5,533,720
40,000,000	Countrywide Alternative Loan Trust (06-43CB-1A12), 5.75%, due 02/25/37	30,124,916
28,197,250	Countrywide Alternative Loan Trust (06-6CB-1A4), 5.5%, due 05/25/36	21,523,953
12,819,044	Countrywide Alternative Loan Trust (06-J3-3A1), 5.5%, due 04/25/21	11,365,134
15,928,403	Countrywide Alternative Loan Trust (07-18CB-2A25), 6%, due 08/25/37	11,855,990
35,804,312	Countrywide Alternative Loan Trust (07-19-1A34), 6%, due 08/25/37	26,043,326
18,727,730	Countrywide Alternative Loan Trust (07-9T1-2A3), 6%, due 05/25/37	11,753,677
10,181,090	Countrywide Alternative Loan Trust (07-9T1-3A1), 5.5%, due 05/25/22	8,743,147
2,445,201	Countrywide Home Loans Mortgage Pass Through Trust (03-J4-1A1), 4.5%, due 06/25/33 (PAC)	2,491,058
36,571,281	Countrywide Home Loans Mortgage Pass Through Trust (04-13-1A3), 5.5%, due 08/25/34	35,710,170
954,579	Countrywide Home Loans Mortgage Pass Through Trust (05-8R-A4), 6%, due 10/25/34	964,508
10,891,350	Countrywide Home Loans Mortgage Pass Through Trust (06-HYB5-1A1), 3.019%, due 03/25/36 (1)	6,448,597
32,000,000	Countrywide Home Loans Mortgage Pass Through Trust (07-1-A8), 6%, due 03/25/37	27,497,856
13,010,932	Countrywide Home Loans Mortgage Pass Through Trust (07-10-A21), 6%, due 07/25/37 (TAC)	10,264,793
29,015,000	Countrywide Home Loans Mortgage Pass Through Trust (07-8-1A24), 6%, due 01/25/38	22,710,690
61,083,110	Countrywide Home Loans Mortgage Pass Through Trust (07-J1-2A1), 6%, due 02/25/37	41,147,342
688,351	Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA), 5.75%, due 04/25/33	709,787
20,342,443	Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1), 6.5%, due 12/25/35	13,748,497
6,686,015	Credit Suisse First Boston Mortgage Securities Corp. (05-8-5A1), 18.82%, due 09/25/35 (I/F) (1)	7,624,566
15,078,040	Credit Suisse First Boston Mortgage Securities Corp. (05-9-3A2), 6%, due 10/25/35	10,173,154

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2010

Principal Amount	Fixed Income Securities	Value

	Collateralized Mortgage Obligations (Continued)
$22,522,533	Credit Suisse Mortgage Capital Certificates (06-6-1A1), 0.756%, due 07/25/36 (TAC) (1)	$12,080,434
21,795,841	Credit Suisse Mortgage Capital Certificates (06-9-5A1), 5.5%, due 11/25/36	20,087,178
35,751,000	Credit Suisse Mortgage Capital Certificates (06-9-6A14), 6%, due 11/25/36	30,895,192
11,643,550	Credit Suisse Mortgage Capital Certificates (06-C5-A3), 5.311%, due 12/15/39	12,258,622
23,530,589	Credit Suisse Mortgage Capital Certificates (07-1-1A6A), 5.863%, due 01/25/37 (1)	14,106,518
14,953,695	Credit Suisse Mortgage Capital Certificates (07-1-5A4), 6%, due 02/25/37	12,645,649
1,010,582	Federal Home Loan Mortgage Corp. (1829-ZB), 6.5%, due 03/15/26	1,119,463
440,703	Federal Home Loan Mortgage Corp. (2276-ZA), 7%, due 01/15/31	490,880
1,569,834	Federal Home Loan Mortgage Corp. (2367-ZK), 6%, due 10/15/31	1,746,918
7,732,598	Federal Home Loan Mortgage Corp. (2642-AR), 4.5%, due 07/15/23 (3)	8,236,182
8,640,095	Federal Home Loan Mortgage Corp. (2647-OV), 0%, due 07/15/33 (P/O)	7,148,760
3,631,173	Federal Home Loan Mortgage Corp. (2649-KX), 5%, due 07/15/33	3,826,646
28,551,387	Federal Home Loan Mortgage Corp. (2662-MT), 4.5%, due 08/15/33 (TAC)	30,162,281
9,791,000	Federal Home Loan Mortgage Corp. (2666-BD), 4.5%, due 08/15/23	10,645,298
6,907,732	Federal Home Loan Mortgage Corp. (2667-TN), 5%, due 07/15/33	7,241,297
2,021,263	Federal Home Loan Mortgage Corp. (2672-SH), 7.595%, due 09/15/33 (I/F) (1)	2,028,665
17,000,000	Federal Home Loan Mortgage Corp. (2700-B), 4.5%, due 11/15/23	17,901,066
25,424,401	Federal Home Loan Mortgage Corp. (2752-GZ), 5%, due 02/15/34 (PAC) (3)	27,722,788
23,000,000	Federal Home Loan Mortgage Corp. (2769-LB), 4%, due 03/15/19 (3)	24,861,346
4,124,458	Federal Home Loan Mortgage Corp. (2770-UT), 4.5%, due 03/15/19	4,182,198
15,000,000	Federal Home Loan Mortgage Corp. (2773-EG), 4.5%, due 04/15/19 (PAC) (3)	16,550,610
1,305,037	Federal Home Loan Mortgage Corp. (2801-PS), 3.23%, due 05/15/34 (I/F) (1)	1,159,395
7,206,214	Federal Home Loan Mortgage Corp. (2882-JH), 4.5%, due 10/15/34 (PAC)	7,581,389
2,710,179	Federal Home Loan Mortgage Corp. (2903-PO), 0%, due 11/15/23 (P/O)	2,443,526
13,378,458	Federal Home Loan Mortgage Corp. (2903-ZU), 5%, due 07/15/31	13,772,126
22,932,552	Federal Home Loan Mortgage Corp. (2937-DE), 5%, due 11/15/32 (3)	24,275,044
3,983,672	Federal Home Loan Mortgage Corp. (2992-JP), 4.75%, due 06/15/35 (PAC)	4,185,527
4,964,124	Federal Home Loan Mortgage Corp. (2995-ZL), 5.5%, due 06/15/35 (PAC)	4,981,974
10,000,000	Federal Home Loan Mortgage Corp. (2999-ND), 4.5%, due 07/15/20 (PAC)	11,006,669
10,576,599	Federal Home Loan Mortgage Corp. (3014-YH), 4.5%, due 08/15/35 (TAC)	11,466,952
6,668,598	Federal Home Loan Mortgage Corp. (3045-HZ), 4.5%, due 10/15/35	7,027,265
4,089,615	Federal Home Loan Mortgage Corp. (3057-OS), 11.686%, due 10/15/35 (I/F) (1)	4,116,246

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Collateralized Mortgage Obligations (Continued)
$1,599,247	Federal Home Loan Mortgage Corp. (3074-EO), 0%, due 07/15/34 (P/O)	$1,584,159
6,760,699	Federal Home Loan Mortgage Corp. (3111-HK), 5.75%, due 02/15/36 (PAC)	7,129,499
28,201,497	Federal Home Loan Mortgage Corp. (3114-KZ), 5%, due 02/15/36 (3)	30,872,136
6,756,154	Federal Home Loan Mortgage Corp. (3120-SG), 10.879%, due 02/15/36 (I/F) (1)	6,822,400
18,250,000	Federal Home Loan Mortgage Corp. (3146-GE), 5.5%, due 04/15/26 (3)	20,341,019
8,126,935	Federal Home Loan Mortgage Corp. (3154-B), 5%, due 08/15/32	8,934,264
10,023,139	Federal Home Loan Mortgage Corp. (3259-B), 6%, due 01/15/37	10,134,848
79,064,693	Federal Home Loan Mortgage Corp. (3315-S), 6.154%, due 05/15/37 (I/O) (I/F) (1)	9,736,730
20,124,532	Federal Home Loan Mortgage Corp. (3379-AB), 6%, due 07/15/36	21,380,867
54,859,920	Federal Home Loan Mortgage Corp. (3410-IS), 6.014%, due 02/15/38 (I/O) (I/F) (1)	7,036,333
31,900,671	Federal Home Loan Mortgage Corp. (3424-BI), 6.544%, due 04/15/38 (I/O) (I/F) (1)	4,404,159
7,964,490	Federal Home Loan Mortgage Corp. (3512-AY), 4%, due 02/15/24	8,371,205
22,507,498	Federal Home Loan Mortgage Corp. (3519-SH), 5.244%, due 07/15/37 (I/O) (I/F) (1)	2,009,938
87,673,339	Federal Home Loan Mortgage Corp. (3531-SC), 6.044%, due 05/15/39 (I/O) (I/F) (1)	9,955,948
20,718,177	Federal Home Loan Mortgage Corp. (3541-SA), 6.494%, due 06/15/39 (I/O) (I/F) (1)	2,246,917
73,096,328	Federal Home Loan Mortgage Corp. (3550-GS), 6.494%, due 07/15/39 (I/O) (I/F) (1)	10,146,545
11,781,002	Federal Home Loan Mortgage Corp. (3551-VZ), 5.5%, due 12/15/32	13,260,129
19,487,669	Federal Home Loan Mortgage Corp. (3557-KB), 4.5%, due 07/15/29	20,754,063
37,500,000	Federal Home Loan Mortgage Corp. (3557-NB), 4.5%, due 07/15/29	39,941,745
24,666,667	Federal Home Loan Mortgage Corp. (3558-KB), 4%, due 08/15/29	25,869,167
45,000,000	Federal Home Loan Mortgage Corp. (3563-BD), 4%, due 08/15/24	47,991,078
25,000,000	Federal Home Loan Mortgage Corp. (3565-XB), 4%, due 08/15/24	26,071,192
9,768,718	Federal Home Loan Mortgage Corp. (3575-D), 4.5%, due 03/15/37	10,342,815
20,115,000	Federal Home Loan Mortgage Corp. (3626-MD), 5%, due 01/15/38 (PAC)	22,155,458
21,317,000	Federal Home Loan Mortgage Corp. (3645-KH), 5.5%, due 08/15/36	23,065,655
20,008,166	Federal Home Loan Mortgage Corp. (R002-ZA), 5.5%, due 06/15/35	22,718,516
33,000,000	Federal Home Loan Mortgage Corp. (R004-VG), 6%, due 08/15/21	35,823,226
1,543,002	Federal National Mortgage Association (01-40-Z), 6%, due 08/25/31	1,684,795
15,440,000	Federal National Mortgage Association (03-112-AN), 4%, due 11/25/18	16,632,413
6,569,712	Federal National Mortgage Association (03-117-TG), 4.75%, due 08/25/33 (PAC)	7,048,371
26,814,520	Federal National Mortgage Association (03-54-PG), 5.5%, due 09/25/32 (PAC) (3)	29,731,886
2,967,532	Federal National Mortgage Association (04-52-SW), 6.844%, due 07/25/34 (I/O) (I/F) (1)	439,009

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2010

Principal Amount	Fixed Income Securities	Value

	Collateralized Mortgage Obligations (Continued)
$1,930,222	Federal National Mortgage Association (04-58-SU), 9.611%, due 04/25/34 (I/F) (1)	$1,956,667
10,000,000	Federal National Mortgage Association (04-65-LT), 4.5%, due 08/25/24	10,710,474
8,000,000	Federal National Mortgage Association (04-68-LC), 5%, due 09/25/29	8,794,344
6,829,773	Federal National Mortgage Association (05-1-GZ), 5%, due 02/25/35	6,840,764
55,000,000	Federal National Mortgage Association (05-117-LC), 5.5%, due 11/25/35 (PAC) (3)	60,543,917
2,844,979	Federal National Mortgage Association (05-92-ET), 6%, due 10/25/35 (I/F) (TAC) (1)	2,845,233
5,295,383	Federal National Mortgage Association (06-107-DS), 15.359%, due 11/25/36 (I/F) (1)	5,489,985
2,666,036	Federal National Mortgage Association (06-53-CB), 5%, due 06/25/36 (TAC)	2,671,693
92,236,342	Federal National Mortgage Association (07-103-AI), 6.244%, due 03/25/37 (I/O) (I/F) (1)	9,439,283
35,390,240	Federal National Mortgage Association (07-20-SI), 6.194%, due 03/25/37 (I/O) (I/F) (1)	3,771,219
35,171,019	Federal National Mortgage Association (07-21-SE), 6.184%, due 03/25/37 (I/O) (I/F) (1)	4,283,809
5,612,988	Federal National Mortgage Association (07-33-KP), 5.5%, due 04/25/37 (TAC)	5,675,475
17,046,484	Federal National Mortgage Association (07-5-PB), 6%, due 07/25/33 (PAC) (3)	17,653,878
43,239,998	Federal National Mortgage Association (07-56-SG), 6.154%, due 06/25/37 (I/O) (I/F) (1)	5,273,014
94,978,336	Federal National Mortgage Association (07-58-SV), 6.494%, due 06/25/37 (I/O) (I/F) (1)	10,333,016
13,916,278	Federal National Mortgage Association (07-61-AB), 6%, due 01/25/36	14,706,450
6,657,653	Federal National Mortgage Association (07-64-AN), 6%, due 09/25/36	7,080,978
21,779,722	Federal National Mortgage Association (07-65-S), 6.344%, due 07/25/37 (I/O) (I/F) (1)	2,686,550
18,391,591	Federal National Mortgage Association (07-74-AC), 5%, due 08/25/37	20,243,711
4,661,176	Federal National Mortgage Association (07-88-FY), 0.716%, due 09/25/37 (1)	4,673,731
27,139,837	Federal National Mortgage Association (07-B2-ZA), 5.5%, due 06/25/37	30,328,768
27,791,453	Federal National Mortgage Association (07-W9-AC), 7.059%, due 08/25/37 (1)	30,789,122
77,684,040	Federal National Mortgage Association (08-1-AI), 5.994%, due 05/25/37 (I/O) (I/F) (1)	7,969,217
40,549,355	Federal National Mortgage Association (08-13-SB), 5.984%, due 03/25/38 (I/O) (I/F) (1)	5,213,268
57,849,893	Federal National Mortgage Association (08-23-SB), 6.594%, due 04/25/38 (I/O) (I/F) (1)	8,911,950
17,430,467	Federal National Mortgage Association (08-35-SD), 6.194%, due 05/25/38 (I/O) (I/F) (1)	1,719,073

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Collateralized Mortgage Obligations (Continued)
$91,876,087	Federal National Mortgage Association (08-66-SG), 5.814%, due 08/25/38 (I/O) (I/F) (1)	$10,380,160
46,800,591	Federal National Mortgage Association (08-68-SA), 5.714%, due 08/25/38 (I/O) (I/F) (1)	4,803,201
8,153,639	Federal National Mortgage Association (09-26-KB), 4%, due 04/24/24	8,803,500
51,624,393	Federal National Mortgage Association (09-3-SH), 5.194%, due 06/25/37 (I/O) (I/F) (1)	4,501,332
17,704,145	Federal National Mortgage Association (09-47-SV), 6.494%, due 07/25/39 (I/O) (I/F) (1)	1,912,515
46,737,656	Federal National Mortgage Association (09-51-SA), 6.494%, due 07/25/39 (I/O) (I/F) (1)	5,359,440
25,863,188	Federal National Mortgage Association (09-6-SD), 5.294%, due 02/25/39 (I/O) (I/F) (1)	2,608,411
19,700,000	Federal National Mortgage Association (09-68-KB), 4%, due 09/25/24 (3)	20,954,419
26,860,368	Federal National Mortgage Association (09-71-LB), 4%, due 09/25/29	27,739,336
34,000,000	Federal National Mortgage Association (09-72-AC), 4%, due 09/25/29	35,162,259
15,179,648	Federal National Mortgage Association (09-72-JS), 6.994%, due 09/25/39 (I/O) (I/F) (1)	1,688,677
50,023,076	Federal National Mortgage Association (09-89-BZ), 4.5%, due 11/25/39	51,716,148
36,126,762	Federal National Mortgage Association (09-91-DZ), 4.5%, due 11/25/39	37,494,720
74,366,519	Federal National Mortgage Association (10-2-SG), 6.194%, due 10/25/39 (I/O) (I/F) (1)	7,934,246
418,885	Federal National Mortgage Association (93-202-SZ), 10%, due 11/25/23 (I/F) (PAC)	444,532
2,424,170	Federal National Mortgage Association (95-21-C), 0%, due 05/25/24 (P/O)	2,210,226
145,437	Federal National Mortgage Association (G92-29-J), 8%, due 07/25/22	161,143
35,500,000	Federal National Mortgage Association Whole Loans (04-W10-A5), 5.5%, due 08/25/34 (PAC) (3)	38,467,580
2,947,499	Government National Mortgage Association (03-42-SH), 6.294%, due 05/20/33 (I/O) (I/F) (1)	455,510
895,814	Government National Mortgage Association (03-98-CO), 0%, due 11/20/33 (P/O)	628,662
76,229,931	Government National Mortgage Association (10-116-Mp), 3.5%, due 09/16/40 (PAC)	79,369,209
38,963,000	Greenwich Capital Commercial Funding Corp. (06-GG7-A4), 5.883%, due 07/10/38 (1)	42,885,553
45,091,600	Greenwich Capital Commercial Funding Corp. (07-GG9-A4), 5.444%, due 03/10/39	48,201,405
18,781,145	GSR Mortgage Loan Trust (06-1F-3A1), 0.856%, due 02/25/36 (1)	12,325,427
38,964,821	GSR Mortgage Loan Trust (06-6F-2A3), 6%, due 07/25/36	31,768,922
40,000,000	GSR Mortgage Loan Trust (07-3F-3A7), 6%, due 05/25/37	36,034,000
2,855,230	Harborview Mortgage Loan Trust (04-10-3A1A), 3.142%, due 01/19/35 (1)	2,214,117
16,961,427	Homebanc Mortgage Trust (05-3-A1), 0.496%, due 06/25/35 (1)	14,102,019

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2010

Principal Amount	Fixed Income Securities	Value

	Collateralized Mortgage Obligations (Continued)
$16,291,043	Indymac Index Mortgage Loan Trust (05-AR23-6A1), 5.307%, due 11/25/35 (1)	$12,869,033
12,651,048	Indymac Index Mortgage Loan Trust (05-AR7-2A1), 2.78%, due 06/25/35 (1)	9,217,178
12,913,588	Indymac Index Mortgage Loan Trust (06-AR19-4A1), 5.37%, due 08/25/36 (1)	7,857,882
23,736,351	Indymac Index Mortgage Loan Trust (07-AR13-4A1), 5.217%, due 07/25/37 (1)	12,281,734
15,747,854	Indymac Index Mortgage Loan Trust (07-AR5-1A1), 5.147%, due 05/25/37 (1)	8,757,394
23,107,923	Indymac Index Mortgage Loan Trust (07-AR5-2A1), 5.165%, due 05/25/37 (1)	12,881,720
30,828,012	JP Morgan Alternative Loan Trust (06-A4-A8), 6.2%, due 09/25/36	26,581,299
14,369,748	JP Morgan Alternative Loan Trust (07-A1-2A1), 5.901%, due 03/25/37 (1)	8,755,789
12,235,458	JP Morgan Alternative Loan Trust (08-R2-A1), (144A), 6%, due 11/25/36 (2)	9,364,762
18,614,511	JP Morgan Alternative Loan Trust (08-R4-1A1), (144A), 6%, due 12/25/36 (2)	14,968,621
15,225,000	JP Morgan Chase Commercial Mortgage Securities Corp. (07-LDPX-A3), 5.42%, due 01/15/49	15,939,808
12,859,093	LB-UBS Commercial Mortgage Trust (01-C2-A2), 6.653%, due 11/15/27	12,984,234
6,292,145	Lehman Mortgage Trust (05-1-4A3), 0.606%, due 11/25/35 (1)	4,702,768
2,288,053	Lehman Mortgage Trust (05-1-4A4), 18.958%, due 11/25/35 (I/F) (1)	2,742,966
7,523,509	Lehman Mortgage Trust (05-1-6A1), 5%, due 11/25/20	7,374,703
9,951,583	Lehman Mortgage Trust (05-2-5A5), 5.75%, due 12/25/35	7,310,074
12,500,000	Lehman Mortgage Trust (06-5-1A1), 6%, due 09/25/36	10,899,112
15,405,338	Lehman Mortgage Trust (07-10-4A1), 6%, due 01/25/27	14,394,132
5,201,313	Lehman Mortgage Trust (07-8-2A1), 6.5%, due 09/25/37	4,317,807
14,006,471	Lehman XS Trust (07-14H-A211), 0.516%, due 07/25/47 (1)	6,107,026
12,370,503	MASTR Alternative Loans Trust (05-4-1A1), 6.5%, due 05/25/35	10,918,094
1,456,900	MASTR Asset Securitization Trust (03-8-1A1), 5.5%, due 09/25/33	1,517,056
17,801,949	Merrill Lynch Mortgage Investors Trust (06-A1-1A1), 4.782%, due 03/25/36 (1)	10,891,227
23,803,000	Morgan Stanley Capital I Trust (07-T25-A3), 5.514%, due 11/12/49	25,932,816
12,935,000	Morgan Stanley Capital I Trust (07-T27-A4), 5.649%, due 06/11/42	14,342,721
29,871,871	Morgan Stanley Mortgage Loan Trust (06-11-1A2), 6.354%, due 08/25/36 (1)	16,969,762
27,030,000	NCUA Guaranteed Notes (10-R1-1A), 0.706%, due 10/07/20 (1)	27,030,000
503,920	Nomura Asset Acceptance Corp. (06-AR4-A1A), 0.426%, due 12/25/36 (1)	237,629
60,002,939	Opteum Mortgage Acceptance Corp. (06-1-2A1), 5.75%, due 04/25/36	53,667,222
26,184,874	Prime Mortgage Trust (06-1-1A1), 5.5%, due 06/25/36	21,133,731
30,981,673	Prime Mortgage Trust (06-DR1-2A1), (144A), 5.5%, due 05/25/35 (2)	27,061,159
16,254,224	RBSGC Mortgage Pass Through Certificates (08-B-A1), (144A), 6%, due 06/25/37 (2)	14,725,713
6,345,916	Residential Accredit Loans, Inc. (05-QS7-A1), 5.5%, due 06/25/35	5,524,015
12,837,383	Residential Accredit Loans, Inc. (06-QS5-A5), 6%, due 05/25/36	8,011,410

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Collateralized Mortgage Obligations (Continued)
$26,846,993	Residential Accredit Loans, Inc. (06-QS7-A3), 6%, due 06/25/36	$16,817,478
11,535,435	Residential Accredit Loans, Inc. (07-QS6-A45), 5.75%, due 04/25/37	7,131,647
20,000,000	Residential Asset Securitization Trust (05-A15-1A2), 5.75%, due 02/25/36 (PAC)	16,531,612
10,122,275	Residential Funding Mortgage Securities I (06-S10-1A1), 6%, due 10/25/36	9,021,276
11,500,000	Residential Funding Mortgage Securities I (06-S5-A12), 6%, due 06/25/36 (PAC)	9,316,305
5,969,638	Residential Funding Mortgage Securities I (06-S9-A3), 5.75%, due 09/25/36 (PAC)	5,264,695
30,000,000	Residential Funding Mortgage Securities I (07-S2-A9), 6%, due 02/25/37	25,304,565
22,664,727	Structured Adjustable Rate Mortgage Loan Trust (05-23-3A1), 5.882%, due 01/25/36 (1)	16,183,567
10,962,848	Structured Adjustable Rate Mortgage Loan Trust (06-3-4A), 5.802%, due 04/25/36 (1)	8,349,239
1,494,920	Structured Asset Securities Corp. (03-10-A), 6%, due 04/25/33	1,570,324
8,645,000	TIAA Seasoned Commercial Mortgage Trust (07-C4-A3), 6.043%, due 08/15/39 (1)	9,639,895
5,332,691	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-1-3A2), 5.75%, due 02/25/36	4,510,711
7,323,012	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-5-1A1), 0.856%, due 07/25/36 (1)	3,925,422
5,331,600	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-5-2CB2), 0.856%, due 07/25/36 (1)	2,090,439
46,393,798	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-4-1A1), 5.5%, due 06/25/37	37,828,668
12,310,956	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-5-A6), 6%, due 06/25/37	9,417,229
71,742	Washington Mutual MSC Mortgage Pass-Through Certificates (02-MS2-3A1), 6.5%, due 05/25/32	73,522
36,423,963	Wells Fargo Alternative Loan Trust (07-PA3-2A4), 6%, due 07/25/37	31,729,242
3,856,330	Wells Fargo Mortgage Backed Securities Trust (06-16-A18), 5%, due 11/25/36	3,416,165
21,249,000	Wells Fargo Mortgage Backed Securities Trust (07-10-1A32), 6%, due 07/25/37	18,481,636
5,446,007	Wells Fargo Mortgage Backed Securities Trust (07-11-A88), 6%, due 08/25/37	4,854,080
33,329,029	Wells Fargo Mortgage Loan Trust (10-RR4-1A2), (144A), 5.52%, due 12/27/46 (1)(2)	14,883,118

	Total Collateralized Mortgage Obligations (Cost: $2,725,542,076)	2,987,900,446

	U.S. Government Agency Obligations (27.1%)
108,000,000	Federal Home Loan Mortgage Corp., 0.33%, due 10/12/12 (1)	108,293,004
957,584	Federal Home Loan Mortgage Corp., Pool #1B2650, 4.734%, due 11/01/34 (1)	1,009,057

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2010

Principal Amount	Fixed Income Securities	Value

	U.S. Government Agency Obligations (Continued)
$15,349	Federal Home Loan Mortgage Corp., Pool #755183, 10.046%, due 12/01/15 (1)	$15,359
99,691	Federal Home Loan Mortgage Corp., Pool #755363, 2.673%, due 09/01/30 (1)	104,351
131,981	Federal Home Loan Mortgage Corp., Pool #789924, 2.49%, due 11/01/32 (1)	138,143
6,803	Federal Home Loan Mortgage Corp., Pool #846317, 2.515%, due 08/01/26 (1)	6,969
63,825	Federal Home Loan Mortgage Corp., Pool #846510, 2.567%, due 04/01/25 (1)	66,837
119,357	Federal Home Loan Mortgage Corp., Pool #846732, 2.516%, due 01/01/30 (1)	123,312
28,396,706	Federal Home Loan Mortgage Corp., Pool #A88591, 5%, due 09/01/39 (3)	30,363,559
80,399,087	Federal Home Loan Mortgage Corp., Pool #A91162, 5%, due 02/01/40 (3)	87,023,042
24,462,682	Federal Home Loan Mortgage Corp., Pool #A92195, 5%, due 05/01/40 (3)	26,355,673
72,486	Federal Home Loan Mortgage Corp., Pool #B15322, 5%, due 07/01/19	77,790
71,648	Federal Home Loan Mortgage Corp., Pool #B15490, 5%, due 07/01/19	76,891
213,983	Federal Home Loan Mortgage Corp., Pool #B15557, 5%, due 07/01/19	229,641
124,529	Federal Home Loan Mortgage Corp., Pool #B15802, 5%, due 07/01/19	133,641
388,437	Federal Home Loan Mortgage Corp., Pool #C90552, 6%, due 06/01/22	424,311
1,866,211	Federal Home Loan Mortgage Corp., Pool #G01959, 5%, due 12/01/35	1,991,972
2,982,101	Federal Home Loan Mortgage Corp., Pool #G11678, 4.5%, due 04/01/20	3,177,015
7,522,372	Federal Home Loan Mortgage Corp., Pool #G12635, 5.5%, due 03/01/22	8,155,819
9,237,281	Federal Home Loan Mortgage Corp., Pool #G12702, 4.5%, due 09/01/20	9,841,039
9,477,018	Federal Home Loan Mortgage Corp., Pool #G13390, 6%, due 01/01/24	10,333,524
71,402	Federal Home Loan Mortgage Corp., Pool #G30194, 6.5%, due 04/01/21	79,017
19,198,819	Federal Home Loan Mortgage Corp., Pool #G30450, 6%, due 01/01/29	20,899,914
20,241,434	Federal Home Loan Mortgage Corp., Pool #G30452, 6%, due 10/01/28	22,058,946
28,831,918	Federal Home Loan Mortgage Corp., Pool #G30454, 5%, due 05/01/29	30,815,914
2,053,203	Federal Home Loan Mortgage Corp., Pool #H82001, 5.5%, due 07/01/37	2,173,989
16,231,630	Federal Home Loan Mortgage Corp., Pool #N70081, 5.5%, due 07/01/38	17,426,149
21,356,719	Federal Home Loan Mortgage Corp., Pool #P51350, 5%, due 03/01/36	22,599,413
131,320,000	Federal Home Loan Mortgage Corp., TBA, 3.5% (4)	135,844,381
53,455,000	Federal National Mortgage Association, 0.286%, due 10/18/12 (1)	53,455,063
47,576	Federal National Mortgage Association, Pool #124410, 2.511%, due 07/01/22 (1)	49,084
470,309	Federal National Mortgage Association, Pool #254442, 5.5%, due 09/01/17	511,692
1,307,420	Federal National Mortgage Association, Pool #254634, 5.5%, due 02/01/23	1,415,105
30,921,026	Federal National Mortgage Association, Pool #257536, 5%, due 01/01/29	32,973,630
15,250,729	Federal National Mortgage Association, Pool #310033, 6%, due 07/01/47	16,529,339
50,256	Federal National Mortgage Association, Pool #348025, 2.545%, due 06/01/26 (1)	51,243

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	U.S. Government Agency Obligations (Continued)
$43,822,345	Federal National Mortgage Association, Pool #555424, 5.5%, due 05/01/33	$47,444,533
4,980,003	Federal National Mortgage Association, Pool #555811, 4%, due 10/01/18	5,277,115
176,888	Federal National Mortgage Association, Pool #655819, 2.494%, due 08/01/32 (1)	184,367
86,234	Federal National Mortgage Association, Pool #661856, 2.691%, due 10/01/32 (1)	86,211
1,579,851	Federal National Mortgage Association, Pool #671133, 5.223%, due 02/01/33 (1)	1,671,568
306,317	Federal National Mortgage Association, Pool #672272, 2.854%, due 12/01/32 (1)	319,136
578,970	Federal National Mortgage Association, Pool #676766, 2.821%, due 01/01/33 (1)	602,983
511,327	Federal National Mortgage Association, Pool #687847, 2.585%, due 02/01/33 (1)	534,593
1,845,123	Federal National Mortgage Association, Pool #692104, 5.042%, due 02/01/33 (1)	1,943,287
1,012,842	Federal National Mortgage Association, Pool #699866, 2.509%, due 04/01/33 (1)	1,054,384
600,868	Federal National Mortgage Association, Pool #704454, 2.539%, due 05/01/33 (1)	622,049
828,945	Federal National Mortgage Association, Pool #708820, 4.505%, due 06/01/33 (1)	876,369
2,444,510	Federal National Mortgage Association, Pool #725275, 4%, due 02/01/19	2,591,339
635,722	Federal National Mortgage Association, Pool #728824, 2.81%, due 07/01/33 (1)	665,571
3,335,390	Federal National Mortgage Association, Pool #734384, 5.5%, due 07/01/33	3,585,483
157,434	Federal National Mortgage Association, Pool #785677, 5%, due 07/01/19	169,345
1,110,553	Federal National Mortgage Association, Pool #821915, 2.685%, due 06/01/35 (1)	1,163,300
6,174,428	Federal National Mortgage Association, Pool #888593, 7%, due 06/01/37	6,879,181
31,119,194	Federal National Mortgage Association, Pool #934103, 5%, due 07/01/38	32,783,516
31,470,457	Federal National Mortgage Association, Pool #957876, 4.619%, due 05/01/18 (1)	32,114,979
24,073,210	Federal National Mortgage Association, Pool #979563, 5%, due 04/01/28	25,676,356
11,364,720	Federal National Mortgage Association, Pool #995040, 5%, due 06/01/23	12,118,001
28,131,940	Federal National Mortgage Association, Pool #995425, 6%, due 01/01/24	30,555,743
30,489,771	Federal National Mortgage Association, Pool #995573, 6%, due 01/01/49	32,745,878
15,167,250	Federal National Mortgage Association, Pool #995745, 6.5%, due 01/01/49	16,545,506
50,806,611	Federal National Mortgage Association, Pool #995953, 6%, due 11/01/28	55,406,288
35,256,755	Federal National Mortgage Association, Pool #995954, 6%, due 03/01/29	38,415,603
19,949,687	Federal National Mortgage Association, Pool #AA3303, 5.5%, due 06/01/38	21,318,526

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2010

Principal Amount	Fixed Income Securities	Value

	U.S. Government Agency Obligations (Continued)
$22,646,904	Federal National Mortgage Association, Pool #AC1602, 4.5%, due 09/01/29	$23,990,958
50,187,420	Federal National Mortgage Association, Pool #MA0171, 4.5%, due 09/01/29	53,165,953
307,150,000	Federal National Mortgage Association, TBA, 3.5% (4)	317,852,335
45,809,296	Government National Mortgage Association, Pool #782902, 4.5%, due 02/15/40 (1)	49,135,839
100,540	Government National Mortgage Association II, Pool #631684, 7%, due 08/20/34	111,534
110,455	Government National Mortgage Association II, Pool #631700, 7%, due 09/20/34	122,534
909,972	Government National Mortgage Association II, Pool #80963, 2.625%, due 07/20/34 (1)	943,561

	Total U.S. Government Agency Obligations (Cost: $1,429,574,956)	1,463,497,752

	U.S. Treasury Bond (Cost: $26,649,017) (0.5%)
26,365,176	U.S. Treasury Inflation Indexed Bond, 3.5%, due 01/15/11 (5)	26,552,606

	U.S. Treasury Notes (9.5%)
120,445,000	U.S. Treasury Note, 0.875%, due 04/30/11	120,863,739
149,395,000	U.S. Treasury Note, 1%, due 08/31/11	150,352,024
82,550,000	U.S. Treasury Note, 1.875%, due 08/31/17	82,653,188
160,000,000	U.S. Treasury Note, 2.625%, due 08/15/20	160,150,080

	Total U.S. Treasury Notes (Cost: $512,699,258)	514,019,031

	Total Fixed Income Securities (Cost: $5,173,359,744) (102.1%)	5,511,460,390

Number of Shares	Money Market Investments (5.5% )
267,100,000	Dreyfus Institutional Cash Advantage Fund, 0.22%	267,100,000
25,000,000	DWS Money Market Series, Institutional Shares, 0.19%	25,000,000
6,335,000	Fidelity Institutional Money Market Fund, 0.2%	6,335,000

	Total Money Market Investments (Cost: $298,435,000)	298,435,000

Principal Amount	Short-Term Investments
$52,000,000	Citigroup Funding, Inc., 0.34%, due 11/10/10	51,995,580

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value

$4,499,394	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/01/10 (collateralized by $4,270,000, U.S. Treasury Note, 2.50%, due 04/30/15, valued at $4,589,823) (Total Amount to be Received Upon Repurchase $4,499,398)	$4,499,394

	Total Short-Term Investments (Cost: $56,494,974) (1.1%)	56,494,974

	Total Investments (Cost: $5,528,289,718) (108.7%)	5,866,390,364
	Liabilities in Excess of Other Assets (–8.7%)	(469,415,462)

	Net Assets (100.0%)	$5,396,974,902

Notes to the Schedule of Investments:

I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O -	Interest Only Security.
PAC -	Planned Amortization Class.
P/O -	Principal Only Security.
TAC -	Target Amortization Class.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2010.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the value of these securities amounted to $114,167,203 or 2.1% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)	All or a portion of this security is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(4)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(5)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Investments by Industry	October 31, 2010

Industry*	Percentage of Net Assets
Asset-Backed Securities	9.6%
Private Mortgage-Backed Securities	29.6
U.S. Government Agency Obligations	52.9
U.S. Government Obligations	10.0
Short-Term Investments	6.6

Total	108.7%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2010

	TCW Money Market Fund		TCW Core Fixed Income Fund		TCW Emerging Markets Income Fund		TCW High Yield Bond Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$168,680		$407,935		$1,147,015		$122,952
Foreign Currency, at Value	—		929	(2)	—		—
Cash	—		1,400		—		—
Receivable for Securities Sold	—		1,763		41,560		2,922
Receivable for Fund Shares Sold	—		961		16,310		1,855
Interest and Dividends Receivable	437		2,409		17,089		2,566

Total Assets	169,117		415,397		1,221,974		130,295

LIABILITIES
Distributions Payable	17		1,323		5,907		811
Payable for Securities Purchased	—		73,905		91,266		2,919
Payable for Fund Shares Redeemed	—		611		2,938		2,021
Accrued Directors’ Fees and Expenses	8		8		8		8
Accrued Compliance Expense	—	(3)	—	(3)	—	(3)	—	(3)
Accrued Management Fees	12		68		662		72
Accrued Distribution Fees	—		29		99		9
Other Accrued Expenses	39		125		234		73

Total Liabilities	76		76,069		101,114		5,913

NET ASSETS	$169,041		$339,328		$1,120,860		$124,382

NET ASSETS CONSIST OF:
Paid-in Capital	$169,098		$316,891		$1,065,211		$123,805
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency	(58)		7,251		21,402		(5,585)
Unrealized Appreciation of Investments and Foreign Currency	—		15,625		36,111		6,020
Undistributed (Overdistributed) Net Investment Income	1		(439)		(1,864)		142

NET ASSETS	$169,041		$339,328		$1,120,860		$124,382

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$169,041		$197,877		$622,371		$76,897

N Class Share			$141,451		$498,489		$47,485

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	169,098,500		17,976,245		70,399,809		11,917,216

N Class Share			12,819,752		44,066,233		7,313,715

NET ASSET VALUE PER SHARE: (5)
I Class Share	$1.00		$11.01		$8.84		$6.45

N Class Share			$11.03		$11.31		$6.49

(1)	The identified cost for the TCW Money Market Fund, the TCW Core Fixed Income Fund, the TCW Emerging Markets Income Fund and the TCW High Yield Bond Fund at October 31, 2010 was $168,680, $392,420, $1,110,955 and $116,932, respectively.
(2)	The identified cost at October 31, 2010 was $820.
(3)	Amount rounds to less than $1.
(4)	The number of authorized shares with a par value of $0.001 per share, for the TCW Money Market Fund is 5,000,000,000 for the I Class shares, the TCW Core Fixed Income Fund is 1,667,000,000 for each of the I Class and N Class shares, the TCW Emerging Markets Income Fund is 2,000,000,000 for each of the I Class and N Class shares and the TCW High Yield Bond Fund is 1,667,000,000 for each of the I Class and N Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2010

	TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$77,333		$5,866,390
Receivable for Securities Sold	14		615
Receivable for Fund Shares Sold	348		28,001
Interest and Dividends Receivable	249		22,618
Receivable from Investment Advisor	4		—

Total Assets	77,948		5,917,624

LIABILITIES
Distributions Payable	214		33,464
Payable for Securities Purchased	861		454,470
Payable for Fund Shares Redeemed	958		29,889
Accrued Directors’ Fees and Expenses	8		8
Accrued Compliance Expense	—	(2)	7
Accrued Management Fees	—		1,229
Accrued Distribution Fees	—		471
Other Accrued Expenses	58		1,111

Total Liabilities	2,099		520,649

NET ASSETS	$75,849		$5,396,975

NET ASSETS CONSIST OF:
Paid-in Capital	$82,658		$4,931,763
Accumulated Net Realized Gain (Loss) on Investments	(7,266)		151,059
Unrealized Appreciation of Investments	238		338,100
Undistributed (Overdistributed) Net Investment Income	219		(23,947)

NET ASSETS	$75,849		$5,396,975

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$75,849		$3,185,878

N Class Share			$2,211,097

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	8,485,487		307,284,294

N Class Share			206,286,053

NET ASSET VALUE PER SHARE: (4)
I Class Share	$8.94		$10.37

N Class Share			$10.72

(1)	The identified cost for the TCW Short Term Bond Fund and the TCW Total Return Bond Fund at October 31, 2010 was $77,095 and $5,528,290, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Short Term Bond Fund is 1,666,000,000 for the I Class shares, and the TCW Total Return Bond Fund is 1,666,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2010

	TCW Money Market Fund	TCW Core Fixed Income Fund		TCW Emerging Markets Income Fund		TCW High Yield Bond Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$583	$17,019		$34,617	(1)	$12,500
Dividends	—	1		—		16	(2)

Total	583	17,020		34,617		12,516

Expenses:
Management Fees	427	1,088		3,190		994
Accounting Services Fees	24	49		61		27
Administration Fees	23	68		52		30
Transfer Agent Fees:
I Class	19	39		119		34
N Class	—	62		97		40
Custodian Fees	20	64		175		24
Professional Fees	31	60		46		32
Directors’ Fees and Expenses	23	23		23		23
Registration Fees:
I Class	29	35		53		33
N Class	—	27		142		33
Distribution Fees:
N Class	—	217		418		133
Compliance Expense	—	3		12		4
Shareholder Reporting Expense	10	4		13		2
Other	27	52		80		32

Total	633	1,791		4,481		1,441

Less Expenses Borne by Investment Advisor:
I Class	256	214		—		—
N Class	—	86		—		38

Net Expenses	377	1,491		4,481		1,403

Net Investment Income	206	15,529		30,136		11,113

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(19)	11,467		30,786		12,642
Foreign Currency	—	—	(3)	17		—	(3)
Change in Unrealized Appreciation (Depreciation) on:
Investments	—	713		32,025		(2,002)
Foreign Currency	—	110		51		—

Net Realized and Unrealized Gain (Loss) on Investments	(19)	12,290		62,879		10,640

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$187	$27,819		$93,015		$21,753

(1)	Net of foreign taxes withheld. Total amount withheld for the TCW Emerging Markets Income Fund was $14.
(2)	Net of foreign taxes withheld. Total amounts withheld for the TCW High Yield Bond Fund were $1.
(3)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2010

	TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$2,678		$479,631

Total	2,678		479,631

Expenses:
Management Fees	327		30,843
Accounting Services Fees	11		1,149
Administration Fees	15		1,022
Transfer Agent Fees:
I Class	11		1,657
N Class	—		1,097
Custodian Fees	17		124
Professional Fees	61		368
Directors’ Fees and Expenses	23		23
Registration Fees:
I Class	14		160
N Class	—		188
Distribution Fees:
N Class	—		5,524
Compliance Expense	—	(1)	96
Shareholder Reporting Expense	—		96
Other	16		1,465

Total	495		43,812

Less Expenses Borne by Investment Advisor:
I Class	208		6,923
N Class	—		3,118

Net Expenses	287		33,771

Net Investment Income	2,391		445,860

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on Investments	(6,960)		333,621
Change in Unrealized Appreciation (Depreciation) on:
Investments	9,923		(239,399)

Net Realized and Unrealized Gain (Loss) on Investments	2,963		94,222

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,354		$540,082

(1)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Money Market Fund		TCW Core Fixed Income Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$206	$3,623	$15,529	$14,457
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(19)	162	11,467	3,415
Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	—	—	823	20,426

Increase in Net Assets Resulting from Operations	187	3,785	27,819	38,298

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(244)	(3,768)	(11,120)	(6,884)
N Class	—	—	(5,070)	(7,062)
Distributions from Net Realized Gain:
I Class	—	—	(1,739)	(139)
N Class	—	—	(704)	(325)

Total Distributions to Shareholders	(244)	(3,768)	(18,633)	(14,410)

NET CAPITAL SHARE TRANSACTIONS
I Class	(45,594)	(590,560)	(35,225)	184,834
N Class	—	—	61,537	(19,119)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(45,594)	(590,560)	26,312	165,715

Increase (Decrease) in Net Assets	(45,651)	(590,543)	35,498	189,603
NET ASSETS
Beginning of Year	214,692	805,235	303,830	114,227

End of Year	$169,041	$214,692	$339,328	$303,830

Undistributed (Overdistributed) Net Investment Income	$1	$371	$(439)	$946

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Emerging Markets Income Fund		TCW High Yield Bond Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$30,136	$3,085	$11,113	$9,347
Net Realized Gain on Investments and Foreign Currency Transactions	30,803	1,407	12,642	2,034
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	32,076	11,295	(2,002)	26,460

Increase in Net Assets Resulting from Operations	93,015	15,787	21,753	37,841

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(18,341)	(3,139)	(6,531)	(6,191)
N Class	(11,695)	(178)	(4,189)	(3,072)
Distributions from Net Realized Gain:
I Class	(207)	—	—	—
N Class	(23)	—	—	—

Total Distributions to Shareholders	(30,266)	(3,317)	(10,720)	(9,263)

NET CAPITAL SHARE TRANSACTIONS
I Class	482,682	70,570	(8,288)	18,957
N Class	460,777	11,028	(9,684)	27,099
Redemption Fees (Note 2)	—	6	—	—

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	943,459	81,604	(17,972)	46,056

Increase (Decrease) in Net Assets	1,006,208	94,074	(6,939)	74,634
NET ASSETS
Beginning of Year	114,652	20,578	131,321	56,687

End of Year	$1,120,860	$114,652	$124,382	$131,321

Undistributed (Overdistributed) Net Investment Income	$(1,864)	$(601)	$142	$(363)

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$2,391	$3,438	$445,860	$531,880
Net Realized Gain (Loss) on Investments	(6,960)	49	333,621	2,045
Change in Unrealized Appreciation (Depreciation) on Investments	9,923	(3,769)	(239,399)	666,260

Increase (Decrease) in Net Assets Resulting from Operations	5,354	(282)	540,082	1,200,185

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(2,879)	(3,168)	(318,633)	(328,027)
N Class	—	—	(173,595)	(163,607)

Total Distributions to Shareholders	(2,879)	(3,168)	(492,228)	(491,634)

NET CAPITAL SHARE TRANSACTIONS
I Class	21,430	(20,462)	(4,744,691)	6,338,317
N Class	—	—	(1,159,586)	2,101,000

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	21,430	(20,462)	(5,904,277)	8,439,317

Increase (Decrease) in Net Assets	23,905	(23,912)	(5,856,423)	9,147,868
NET ASSETS
Beginning of Year	51,944	75,856	11,253,398	2,105,530

End of Year	$75,849	$51,944	$5,396,975	$11,253,398

Undistributed (Overdistributed) Net Investment Income	$219	$458	$(23,947)	$51,245

See accompanying notes to financial statements.

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2010

Note 1 — Organization

TCW Funds, Inc. (the “Company”), a Maryland corporation, is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers 20 no-load mutual funds (each, a “Fund” and collectively the “Funds”). TCW Investment Management Company (the “Advisor”) is the investment advisor to the Funds and is registered under the Investment Advisers Act of 1940. Each Fund has distinct investment objectives. The following are the objectives for the 6 Fixed Income Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified Money Market Fund

TCW Money Market Fund	Seeks current income, preservation of capital and liquidity by investing in high credit quality, short-term money market securities.

Diversified Fixed Income Funds

TCW Core Fixed Income Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing in fixed income securities.

TCW High Yield Bond Fund	Seeks to maximize current income and achieve above average total return consistent with reasonable risk over a full market cycle by investing in high yield bonds, commonly known as “junk” bonds.

TCW Short Term Bond Fund	Seeks to maximize current income by investing at least 80% of its net assets in debt securities. At least 50% of its net assets will be invested in mortgage-backed securities guaranteed by, or secured by collateral which is guaranteed by, the U.S. Government, its agencies, instrumentalities or its sponsored corporations; or privately issued mortgage-backed securities rated Aa3 or higher by Moody’s or AA- or higher by S&P; or other obligations of the United States Government, its agencies instrumentalities or sponsored corporations; or money market instruments.

TCW Total Return Bond Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of its net assets in debt securities. At least 50% of its net assets will be invested in mortgage-backed securities guaranteed by, or secured by collateral which is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations; or privately issued mortgage-backed securities rated Aa3, or higher by Moody’s or AA- or higher by S&P; or other obligations of the United States Government, its agencies instrumentalities or sponsored corporations; or money market instruments.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

TCW Fund	Investment Objective
Non-Diversified Fixed Income Fund

TCW Emerging Markets Income Fund

Seeks high total return from current income and

capital appreciation by investing in debt securities

issued by emerging market country governments,

their agencies or instrumentalities, or emerging

market private corporate issuers.

The TCW Core Fixed Income Fund, the TCW Emerging Markets Income Fund, the TCW High Yield Bond Fund and the TCW Total Return Bond Fund offer two classes of shares: I Class and N Class. The TCW Money Market Fund and the TCW Short Term Bond Fund offer only the I Class shares. The classes are substantially the same except that the N Class shares are subject to a distribution fee (see Note 6).

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The Net Asset Value of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the Class/Fund on each business day as of 1:00 p.m. Pacific Standard/Daylight Time.

Security Valuations:     Securities listed or traded on the New York, American or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities for which over-the-counter market quotations are readily available are valued at the latest bid price as furnished by independent pricing services or by dealer quotations.

The value of securities held in the TCW Money Market Fund, as well as short-term debt securities in other Fixed Income Funds with remaining maturities of 60 days or less at the time of purchase, is determined by using the amortized cost method applied to each individual security which approximates market value.

Other short-term debt securities, other than those securities identified in the preceding paragraph, are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized value using their value on the 61st day prior to maturity.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale, bid or amortized cost prices are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company’s Board of Directors.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based

TCW Funds, Inc.

October 31, 2010

Note 2 — Significant Accounting Policies (Continued)

on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as depositary receipts, futures, exchange-traded funds (“ETFs”), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities.    The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government and agency securities.    U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Restricted securities.    Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

The following is a summary of the inputs used as of October 31, 2010 in valuing the Funds:

TCW Money Market Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Commercial Paper
Automotive	$—	$1,397,983	$—	$1,397,983
Banking	—	5,592,124	—	5,592,124
Financial Services	—	1,399,663	—	1,399,663
Industrial — Diversified	—	1,998,324	—	1,998,324
Insurance	—	1,499,122	—	1,499,122
Oil & Gas	—	1,397,713	—	1,397,713

Total Commercial Paper	—	13,284,929	—	13,284,929

TCW Funds, Inc.

October 31, 2010

Note 2 — Significant Accounting Policies (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Bonds
Banking	$—	$19,579,034	$—	$19,579,034
Beverages, Food & Tobacco	—	1,425,870	—	1,425,870
Computers & Information	—	3,029,460	—	3,029,460
Financial Services	—	9,274,239	—	9,274,239
Heavy Machinery	—	1,375,238	—	1,375,238
Insurance	—	1,509,712	—	1,509,712
Oil & Gas	—	2,986,221	—	2,986,221
Pharmaceuticals	—	1,486,691	—	1,486,691
Prepackaged Software	—	1,529,386	—	1,529,386
Restaurants	—	1,653,775	—	1,653,775
Retailers	—	1,568,316	—	1,568,316
Telephone Communications, exc. Radio	—	4,144,412	—	4,144,412
Telephone Systems	—	1,520,494	—	1,520,494
U.S. Government Agency Obligations	—	9,198,373	—	9,198,373

Total Corporate Bonds	—	60,281,221	—	60,281,221

Municipal Bonds	—	3,019,353	—	3,019,353
U.S. Treasury Bond	883,910	—	—	883,910
Money Market Investments	19,482,000	—	—	19,482,000
Repurchase Agreements	—	71,728,555	—	71,728,555

Total	$20,365,910	$148,314,058	$—	$168,679,968

TCW Core Fixed Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Bonds*	$—	$68,190,711	$1,052	$68,191,763
Municipal Bonds	—	3,799,090	—	3,799,090
Asset-Backed Securities	—	5,622,628	—	5,622,628
Collateralized Mortgage Obligations	—	95,076,191	—	95,076,191
Foreign Government Bonds	—	3,157,253	—	3,157,253
U.S. Government Agency Obligations	—	103,943,084	—	103,943,084
U.S. Treasury Bonds	4,783,347	—	—	4,783,347
U.S. Treasury Notes	91,738,862	—	—	91,738,862

Total Fixed Income Securities	96,522,209	279,788,957	1,052	376,312,218

Equity Securities*	22,220	11,505	10	33,735

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Money Market Investments	$15,300,000	$—	$—	$15,300,000
Short-Term Investments	—	16,289,540	—	16,289,540

Total	$111,844,429	$296,090,002	$1,062	$407,935,493

*	See Schedule of Investments for corresponding industries.

TCW Emerging Markets Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Airlines	$—	$26,543,274	$—	$26,543,274
Banking	—	236,470,133	—	236,470,133
Chemicals	—	15,103,200	—	15,103,200
Coal	—	10,876,250	—	10,876,250
Electric Utilities	—	13,816,652	—	13,816,652
Electrical Equipment	—	10,642,500	—	10,642,500
Electronics	—	8,670,000	—	8,670,000
Financial Services	—	92,461,989	—	92,461,989
Forest Products & Paper	—	13,107,376	—	13,107,376
Heavy Construction	—	13,668,750	—	13,668,750
Media — Broadcasting & Publishing	—	30,206,487	—	30,206,487
Metals	—	60,782,350	—	60,782,350
Mining	—	9,337,500	—	9,337,500
Miscellaneous	—	40,736,217	—	40,736,217
Oil & Gas	—	76,668,500	—	76,668,500
Real Estate	—	31,220,106	—	31,220,106
Sovereign Government	—	357,607,266	—	357,607,266
Telephone Systems	—	32,923,500	—	32,923,500
Transportation	—	7,507,500	—	7,507,500

Total Fixed Income Securities	—	1,088,349,550	—	1,088,349,550

Short-Term Investments	—	58,665,835	—	58,665,835

Total	$—	$1,147,015,385	$—	$1,147,015,385

TCW Funds, Inc.

October 31, 2010

Note 2 — Significant Accounting Policies (Continued)

TCW High Yield Bond

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Bonds*	$—	$113,904,550	$17,893	$113,922,443
Municipal Bonds	—	2,257,500	—	2,257,500
Equity Securities*	816,689	115,935	170	932,794
Short-Term Investments	—	5,839,728	—	5,839,728

Total	$816,689	$122,117,713	$18,063	$122,952,465

*	See Schedule of Investments for corresponding industries.

TCW Short Term Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset-Backed Securities	$—	$1,207,592	$—	$1,207,592
Collateralized Mortgage Obligations	—	37,033,596	—	37,033,596
U.S. Government Agency Obligations	—	25,042,964	—	25,042,964
Corporate Bonds*	—	8,514,995	—	8,514,995
Municipal Bonds	—	760,257	—	760,257
U.S. Treasury Notes	2,942,731	—	—	2,942,731
U.S. Treasury Bonds	429,490	—	—	429,490

Total Fixed Income Securities	3,372,221	72,559,404	—	75,931,625

Money Market Investments	1,200,000	—	—	1,200,000
Short-Term Investments	—	201,255	—	201,255

Total	$4,572,221	$72,760,659	$—	$77,332,880

*	See Schedule of Investments for corresponding industries.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Total Return Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset-Backed Securities	$—	$519,490,555	$—	$519,490,555
Collateralized Mortgage Obligations	—	2,987,900,446	—	2,987,900,446
U.S. Government Agency Obligations	—	1,463,497,752	—	1,463,497,752
U.S. Treasury Bond	26,552,606	—	—	26,552,606
U.S. Treasury Notes	514,019,031	—	—	514,019,031

Total Fixed Income Securities	540,571,637	4,970,888,753	—	5,511,460,390

Money Market Investments	298,435,000	—	—	298,435,000
Short-Term Investments	—	56,494,974	—	56,494,974

Total	$839,006,637	$5,027,383,727	$—	$5,866,390,364

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*			Transfers Out*
	Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
TCW Core Fixed Income Fund	$23,082,570	**	$—	$—	$ (23,082,570	)**

*	The Fund(s) recognize transfers in and transfers out at the beginning of the period.
**	Financial assets transferred between Level 1 and Level 2 were due to a change in observable and/or unobservable inputs.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2010	Net Change in Unrealized Appreciation (Depreciation) from Investments Held at October 31, 2010
TCW Core Fixed Income Fund
Corporate Bonds	$1,052	$147	$(147)	$0	$0	$0	$1,052	$(147)
Equity Securities	10	0	0	0	0	0	10	0

Total	$1,062	$147	$(147)	$0	$0	$0	$1,062	$(147)

TCW High Yield Bond Fund
Corporate Bonds	$17,893	$2,506	$(2,506)	$0	$0	$0	$17,893	$(2,506)
Equity Securities	170	0	0	0	0	0	170	0

Total	$18,063	$2,506	$(2,506)	$0	$0	$0	$18,063	$(2,506)

TCW Funds, Inc.

October 31, 2010

Note 2 — Significant Accounting Policies (Continued)

Redemption Fees:    Prior to July 1, 2009, the TCW Emerging Markets Income Fund imposed a short-term redemption fee on shares owned less than 90 days equal to 2% of the value of the shares redeemed. Redemption fees are recorded by the Fund as additional paid-in-capital. The redemption fees received by the Fund are shown on the Statement of Changes in Net Assets. Effective July 1, 2009, the short-term redemption fee was eliminated.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Premiums and discounts, including original issue discounts, are amortized using a constant yield to maturity method. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Forward Foreign Currency Contracts:    The TCW Emerging Markets Income Fund may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss in the Statement of Assets and Liabilities. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. There were no forward foreign currency contracts outstanding at October 31, 2010.

Mortgage-Backed Securities:    The TCW Core Fixed Income Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. These Funds may also invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. These Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs.

Inflation-Indexed Bonds:    The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

TCW Funds, Inc.

October 31, 2010

Note 2 — Significant Accounting Policies (Continued)

Credit-Linked Notes:    The TCW Emerging Markets Income Fund invests in credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference asset relative to the credit-linked note, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Dollar Roll Transactions:    The TCW Core Fixed Income Fund, the TCW Short Term Bond Fund, and the TCW Total Return Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage backed securities market. A dollar roll transaction involves a simultaneous sale by a Fund of securities that it holds with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by the Fund may decline below the repurchase price of the security and the potential inability of counter parties to complete the transaction. There were no such transactions for the year ended October 31, 2010.

Repurchase Agreements:    The Funds may invest in repurchase agreements secured by U.S. Government obligations and by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank or designated subcustodians under tri-party repurchase agreements until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements:    All Fixed Income Funds, except the TCW High Yield Bond Fund, may enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

date for a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. There were no reverse repurchase agreements outstanding at October 31, 2010.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans are collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2010.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of the class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and therefore, the payment of different per share dividends by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income of the TCW Money Market Fund are declared each business day but paid or reinvested monthly. The other Fixed Income Funds declare and pay, or reinvest, dividends from net investment income monthly. Distribution of any net long-term and net short-term capital gains earned by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

TCW Funds, Inc.

October 31, 2010

Note 3 — Federal Income Taxes (Continued)

For the year ended October 31, 2010, the Funds below realized on a tax basis the following net realized loss on security transactions (amounts in thousands).

Net Realized Loss
TCW Money Market Fund	$(19)
TCW Short Term Bond Fund	(6,965)

For the previous fiscal year ended October 31, 2009, the Funds did not have net realized loss.

At October 31, 2010, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Money Market Fund	$18	$—	$18
TCW Core Fixed Income Fund	4,613	3,542	8,155
TCW Emerging Markets Income Fund	23,222	—	23,222
TCW High Yield Bond Fund	953	—	953
TCW Short Term Bond Fund	432	—	432
TCW Total Return Bond Fund	124,032	36,978	161,010

At the end of the previous fiscal year ended October 31, 2009, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Money Market Fund	$406	$—	$406
TCW Core Fixed Income Fund	6,137	320	6,457
TCW Emerging Markets Income Fund	1,127	—	1,127
TCW High Yield Bond Fund	756	—	756
TCW Short Term Bond Fund	615	—	615
TCW Total Return Bond Fund	124,889	1,108	125,997

Permanent differences incurred during the year ended October 31, 2010, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Money Market Fund	$(332)	— (1)	$332
TCW Core Fixed Income Fund	(721)	$(4,967)	5,688
TCW Emerging Markets Income Fund	(1,363)	(10,958)	12,321
TCW High Yield Bond Fund	112	14,748	(14,860)
TCW Short Term Bond Fund	249	(40)	(209)
TCW Total Return Bond Fund	(28,824)	(183,671)	212,495

(1)	Amount rounds to less than $1.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Federal Income Taxes (Continued)

During the year ended October 31, 2010, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Money Market Fund	$244	$—	$244
TCW Core Fixed Income Fund	18,425	208	18,633
TCW Emerging Markets Income Fund	30,266	—	30,266
TCW High Yield Bond Fund	10,720	—	10,720
TCW Short Term Bond Fund	2,879	—	2,879
TCW Total Return Bond Fund	492,228	—	492,228

During the previous fiscal year ended October 31, 2009, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Money Market Fund	$3,768	$—	$3,768
TCW Core Fixed Income Fund	14,114	296	14,410
TCW Emerging Markets Income Fund	3,317	—	3,317
TCW High Yield Bond Fund	9,263	—	9,263
TCW Short Term Bond Fund	3,168	—	3,168
TCW Total Return Bond Fund	491,634	—	491,634

At October 31, 2010, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Core Fixed Income Fund	$17,985	$(2,490)	$15,496	$392,440
TCW Emerging Markets Income Fund	45,035	(6,752)	38,283	1,108,732
TCW High Yield Bond Fund	8,406	(2,371)	6,035	116,917
TCW Short Term Bond Fund	756	(543)	213	77,120
TCW Total Return Bond Fund	501,507	(163,841)	337,666	5,528,724

Note: The aggregate cost for investments for the TCW Money Market Fund as of October 31, 2010, is the same for financial reporting and federal income tax purposes.

At October 31, 2010, the following Funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Expiring In
	2012	2014	2016	2018
TCW Money Market Fund (1)	$—	$—	$39	$19
TCW High Yield Bond Fund	—	1,899	3,703	—
TCW Short Term Bond Fund (1)	46	—	230	6,965

(1)	The availability of realized loss carryforward may be subject to annual limitation under Section 382 of The Internal Revenue Code.

The Funds did not have any liabilities for unrecognized tax benefits at October 31, 2010, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2010. The Funds

TCW Funds, Inc.

October 31, 2010

Note 3 — Federal Income Taxes (Continued)

recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. The Funds did not incur any interest or penalties for the year ended October 31, 2010. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 4 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Money Market Fund	0.25%	*
TCW Core Fixed Income Fund	0.40%
TCW Emerging Markets Income Fund	0.75%
TCW High Yield Bond Fund	0.75%
TCW Short Term Bond Fund	0.50%	*
TCW Total Return Bond Fund	0.50%

*	The Advisor waived 0.15% from the management fee for the year ended October 31, 2010.

In addition to the management fees, the Funds reimburse, with approval by the Company’s Board of Directors, the Advisor’s costs associated in support of the Funds’ Rule 38a-1 compliance obligations. These amounts are allocated to each Fund based on the net management fees paid and are included in the Statements of Operations.

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Money Market Fund
I Class	0.40%	(1)
TCW Core Fixed Income Fund
I Class	0.44%	(1)
N Class	0.78%	(1)
TCW Emerging Markets Income Fund
I Class	1.30%	(2)
N Class	1.30%	(2)
TCW High Yield Bond Fund
I Class	1.20%	(2)
N Class	1.20%	(2)
TCW Short Term Bond Fund
I Class	0.44%	(1)
TCW Total Return Bond Fund
I Class	0.44%	(1)
N Class	0.74%	(1)

(1)	These limitations are voluntary and terminable in a sixty days notice.
(2)	Limitation based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2010. These limitations are voluntary and terminable in a six months notice.

The amount borne by the Advisor during the fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 6 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2010, were as follows (amounts in thousands):

	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds	Other Purchases at Cost	Other Sales or Maturity Proceeds
TCW Core Fixed Income Fund	$649,508	$599,845	$109,683	$93,517
TCW Emerging Markets Income Fund	—	—	1,634,697	729,099
TCW High Yield Bond Fund	—	—	222,986	245,295
TCW Short Term Bond Fund	51,123	21,174	21,235	28,608
TCW Total Return Bond Fund	3,754,286	7,034,504	808,739	2,730,365

Note 7 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Money Market Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	698,390,639	$698,391	2,013,487,426	$2,013,487
Shares Issued upon Reinvestment of Dividends	218,948	219	1,720,943	1,721
Shares Redeemed	(744,203,497)	(744,204)	(2,605,768,000)	(2,605,768)

Net Decrease	(45,593,910)	$(45,594)	(590,559,631)	$(590,560)

TCW Core Fixed Income Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	20,577,697	$219,649	20,291,348	$206,771
Shares Issued upon Reinvestment of Dividends	1,026,815	10,869	478,294	4,826
Shares Redeemed	(25,079,734)	(265,743)	(2,604,561)	(26,763)

Net Increase (Decrease)	(3,475,222)	$(35,225)	18,165,081	$184,834

	Year Ended October 31, 2010		Year Ended October 31, 2009
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	12,057,762	$129,806	5,742,403	$58,425
Shares Issued upon Reinvestment of Dividends	511,402	5,440	720,511	7,187
Shares Redeemed	(6,969,979)	(73,709)	(8,087,303)	(84,731)

Net Increase (Decrease)	5,599,185	$61,537	(1,624,389)	$(19,119)

TCW Funds, Inc.

October 31, 2010

Note 7 — Capital Share Transactions (Continued)

TCW Emerging Markets Income Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	78,584,944	$657,321	12,157,372	$85,301
Shares Issued upon Reinvestment of Dividends	1,422,925	11,674	379,365	2,374
Shares Redeemed	(23,018,054)	(186,313)	(2,702,263)	(17,099)

Net Increase	56,989,815	$482,682	9,834,474	$70,576

	Year Ended October 31, 2010		Year Ended October 31, 2009
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	52,148,035	$560,132	1,367,122	$12,890
Shares Issued upon Reinvestment of Dividends	771,613	8,254	13,914	112
Shares Redeemed	(10,158,950)	(107,609)	(253,943)	(1,974)

Net Increase	42,760,698	$460,777	1,127,093	$11,028

TCW High Yield Bond Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	11,128,347	$68,011	13,830,222	$67,633
Shares Issued upon Reinvestment of Dividends	949,044	5,787	1,020,786	5,082
Shares Redeemed	(13,372,971)	(82,086)	(10,657,663)	(53,758)

Net Increase (Decrease)	(1,295,580)	$(8,288)	4,193,345	$18,957

	Year Ended October 31, 2010		Year Ended October 31, 2009
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	21,154,815	$129,830	18,290,940	$94,425
Shares Issued upon Reinvestment of Dividends	701,755	4,291	543,746	2,744
Shares Redeemed	(23,462,513)	(143,805)	(13,323,775)	(70,070)

Net Increase (Decrease)	(1,605,943)	$(9,684)	5,510,911	$27,099

TCW Short Term Bond Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	10,616,639	$93,152	211,286	$1,775
Shares Issued upon Reinvestment of Dividends	175,385	1,511	395,705	3,366
Shares Redeemed	(8,370,030)	(73,233)	(3,033,384)	(25,603)

Net Increase (Decrease)	2,421,994	$21,430	(2,426,393)	$(20,462)

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 7 — Capital Share Transactions (Continued)

TCW Total Return Bond Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	223,168,265	$2,265,177	750,042,082	$7,229,884
Shares Issued upon Reinvestment of Dividends	19,528,792	197,571	20,032,246	192,084
Shares Redeemed	(710,263,230)	(7,207,439)	(111,818,653)	(1,083,651)

Net Increase (Decrease)	(467,566,173)	$(4,744,691)	658,255,675	$6,338,317

	Year Ended October 31, 2010		Year Ended October 31, 2009
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	131,909,554	$1,386,031	273,542,140	$2,733,149
Shares Issued upon Reinvestment of Dividends	15,506,775	162,069	14,087,563	139,051
Shares Redeemed	(258,315,484)	(2,707,686)	(78,374,879)	(771,200)

Net Increase (Decrease)	(110,899,155)	$(1,159,586)	209,254,824	$2,101,000

Note 8 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2010.

Note 9 — Contingencies

In 2004, a committee representing asbestos claimants (the “Committee”) in the bankruptcy of G-I Holdings, Inc. (“G-I”) filed suit against Building Materials Corporation of America (“BMCA”), certain of its bondholders and others (the “Complaint”). In 2006, the Complaint was amended to name additional bondholders as defendants, including the TCW High Yield Bond Fund and the TCW Core Fixed Income Fund (the “Bondholder Funds”). The plaintiff sought to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I to BMCA, and to invalidate a lien that BMCA granted in its assets to bondholders in 2004. The proceedings in this action have been stayed a number of times, primarily to permit the Committee and G-I to negotiate a plan of reorganization (“Plan”) for G-I. On November 12, 2009, the Plan was approved by the bankruptcy court and federal district court and provides for a release of the claims under the Complaint against the bondholders, including the Bondholder Funds, and for dismissal of the Complaint with prejudice. In late December 2009, the Federal 3rd Circuit Court of Appeals granted the application of the U.S. Internal Revenue Service (“IRS”) for a temporary stay of implementation of the Plan pending the appeal by the IRS of certain provisions of the Plan.

Nothing in the Complaint in this litigation alleges that any improper activity took place in the Bondholder Funds. It is possible that these matters could lead to a decrease in the market value of the shares of or other adverse consequences to the Bondholder Funds. However, the Advisor believes that these matters are not likely to have a material adverse effect on the Bondholder Funds or on the Advisor’s ability to

TCW Funds, Inc.

October 31, 2010

Note 9 — Contingencies (Continued)

perform its investment advisory services relating to the Funds. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss can not be reasonably estimated. The information provided is as of the date of this report.

Note 10 — Recently Issued Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact that adoption of this ASU will have on the Funds’ financial statement disclosures.

TCW Money Market Fund

Financial Highlights — I Class

	Year Ended October 31,
	2010	2009	2008		2007	2006
Net Asset Value per Share, Beginning of Year	$1.00	$1.00	$1.00		$1.00	$1.00

Income from Investment Operations:
Net Investment Income (1)	0.0012	0.0084	0.0278		0.0497	0.0447
Net Realized and Unrealized Gain (Loss) on Investments	0.0002	0.0052	(0.0014)		—	—

Total from Investment Operations	0.0014	0.0136	0.0264		0.0497	0.0447

Less Distributions:
Distributions from Net Investment Income	(0.0014)	(0.0088)	(0.0277)		(0.0497)	(0.0447)

Capital Support Agreement (2)	N/A	(0.0048)	0.0013		N/A	N/A

Net Asset Value per Share, End of Year	$1.00	$1.00	$1.00		$1.00	$1.00

Total Return	0.15%	0.60%	2.99	% (3)	5.09%	4.56%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$169,041	$214,692	$805,235		$671,428	$564,916
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.37%	0.52%	0.31%		0.33%	0.32%
After Expense Reimbursement	0.22%	0.44%	0.30%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	0.12%	0.85%	2.77%		4.97%	4.45%

(1)	Computed using average shares outstanding throughout the period.
(2)	See Note 3.
(3)	Capital Support Agreement had no impact on the total return for the period.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$10.59	$9.35	$9.76	$9.70	$9.69

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.63	0.78	0.48	0.42	0.38
Net Realized and Unrealized Gain (Loss) on Investments	0.52	1.17	(0.38)	0.10	0.07

Total from Investment Operations	1.15	1.95	0.10	0.52	0.45

Less Distributions:
Distributions from Net Investment Income	(0.64)	(0.68)	(0.51)	(0.46)	(0.44)
Distributions from Net Realized Gain	(0.09)	(0.03)	—	—	—

Total Distributions	(0.73)	(0.71)	(0.51)	(0.46)	(0.44)

Net Asset Value per Share, End of Year	$11.01	$10.59	$9.35	$9.76	$9.70

Total Return	11.34%	21.65%	0.94%	5.46%	4.74%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$197,877	$227,101	$30,721	$29,005	$36,478
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.56%	0.62%	0.66%	0.67%	0.79%
After Expense Reimbursement	0.44%	0.44%	0.44%	0.50%	N/A
Ratio of Net Investment Income to Average Net Assets	5.89%	7.72%	4.87%	4.38%	3.95%
Portfolio Turnover Rate	258.36%	121.57%	81.45%	76.69%	90.58%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$10.63	$9.44	$9.86	$9.79	$9.78

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.57	0.75	0.46	0.40	0.36
Net Realized and Unrealized Gain (Loss) on Investments	0.54	1.19	(0.37)	0.09	0.06

Total from Investment Operations	1.11	1.94	0.09	0.49	0.42

Less Distributions:
Distributions from Net Investment Income	(0.62)	(0.72)	(0.51)	(0.42)	(0.41)
Distributions from Net Realized Gain	(0.09)	(0.03)	—	—	—

Total Distributions	(0.71)	(0.75)	(0.51)	(0.42)	(0.41)

Net Asset Value per Share, End of Year	$11.03	$10.63	$9.44	$9.86	$9.79

Total Return	10.88%	21.31%	0.73%	5.17%	4.44%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$141,451	$76,729	$83,506	$114,860	$17,821
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.88%	0.85%	0.83%	0.82%	1.08%
After Expense Reimbursement	0.78%	0.74%	0.73%	0.76%	N/A
Ratio of Net Investment Income to Average Net Assets	5.32%	7.45%	4.58%	4.10%	3.67%
Portfolio Turnover Rate	258.36%	121.57%	81.45%	76.69%	90.58%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$7.60	$5.41	$7.66	$7.99	$8.03

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.60	0.52	0.43	0.55	0.40
Net Realized and Unrealized Gain (Loss) on Investments	1.19	2.32	(1.92)	(0.03)	0.24

Total from Investment Operations	1.79	2.84	(1.49)	0.52	0.64

Less Distributions:
Distributions from Net Investment Income	(0.54)	(0.65)	(0.47)	(0.42)	(0.45)
Distributions from Net Realized Gain	(0.01)	—	(0.29)	(0.43)	(0.23)

Total Distributions	(0.55)	(0.65)	(0.76)	(0.85)	(0.68)

Redemption Fees	—	— (2)	— (2)	— (2)	— (2)

Net Asset Value per Share, End of Year	$8.84	$7.60	$5.41	$7.66	$7.99

Total Return	24.44%	56.09%	(21.46)%	6.79%	8.31%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$622,371	$101,959	$19,349	$34,559	$50,779
Ratio of Expenses to Average Net Assets	0.92%	1.17%	1.24%	1.25%	1.17%
Ratio of Net Investment Income to Average Net Assets	7.22%	7.70%	5.99%	7.03%	4.97%
Portfolio Turnover Rate	172.75%	196.54%	156.72%	146.82%	149.79%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$9.72	$6.89	$9.67	$9.77	$9.08

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.74	0.73	0.54	0.64	0.48
Net Realized and Unrealized Gain (Loss) on Investments	1.52	2.89	(2.45)	(0.02)	0.21

Total from Investment Operations	2.26	3.62	(1.91)	0.62	0.69

Less Distributions:
Distributions from Net Investment Income	(0.66)	(0.79)	(0.58)	(0.29)	—
Distributions from Net Realized Gain	(0.01)	—	(0.29)	(0.43)	—

Total Distributions	(0.67)	(0.79)	(0.87)	(0.72)	—

Net Asset Value per Share, End of Year	$11.31	$9.72	$6.89	$9.67	$9.77

Total Return	24.03%	55.80%	(21.51)%	6.56%	7.60%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$498,489	$12,693	$1,229	$1,256	$31
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.25%	2.41%	1.97%	2.63%	353.50%
After Expense Reimbursement	N/A	1.30%	1.36%	1.46%	1.36%
Ratio of Net Investment Income to Average Net Assets	6.88%	7.94%	5.94%	6.58%	4.97%
Portfolio Turnover Rate	172.75%	196.54%	156.72%	146.82%	149.79%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$5.93	$4.56	$6.74	$6.85	$6.83

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.52	0.51	0.47	0.49	0.49
Net Realized and Unrealized Gain (Loss) on Investments	0.51	1.36	(2.14)	(0.07)	0.06

Total from Investment Operations	1.03	1.87	(1.67)	0.42	0.55

Less Distributions:
Distributions from Net Investment Income	(0.51)	(0.50)	(0.51)	(0.53)	(0.53)

Net Asset Value per Share, End of Year	$6.45	$5.93	$4.56	$6.74	$6.85

Total Return	18.18%	43.47%	(26.41)%	6.27%	8.41%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$76,897	$78,299	$41,109	$56,835	$109,167
Ratio of Expenses to Average Net Assets	0.96%	1.04%	1.03%	0.93%	0.91%
Ratio of Net Investment Income to Average Net Assets	8.49%	10.05%	7.66%	7.00%	7.18%
Portfolio Turnover Rate	176.77%	106.35%	113.03%	91.99%	87.48%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$5.94	$4.57	$6.78	$6.90	$6.87

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.51	0.50	0.46	0.47	0.49
Net Realized and Unrealized Gain (Loss) on Investments	0.52	1.35	(2.16)	(0.07)	0.05

Total from Investment Operations	1.03	1.85	(1.70)	0.40	0.54

Less Distributions:
Distributions from Net Investment Income	(0.48)	(0.48)	(0.51)	(0.52)	(0.51)

Net Asset Value per Share, End of Year	$6.49	$5.94	$4.57	$6.78	$6.90

Total Return	17.86%	43.27%	(26.63)%	5.96%	8.15%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$47,485	$53,022	$15,578	$22,146	$50,318
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.27%	1.29%	1.30%	1.20%	1.20%
After Expense Reimbursement	1.20%	1.20%	1.20%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	8.22%	9.75%	7.46%	6.71%	7.18%
Portfolio Turnover Rate	176.77%	106.35%	113.03%	91.99%	87.48%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$8.57	$8.93	$9.47	$9.46	$9.44

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.32	0.40	0.47	0.46	0.35
Net Realized and Unrealized Gain (Loss) on Investments	0.45	(0.38)	(0.55)	— (2)	0.03

Total from Investment Operations	0.77	0.02	(0.08)	0.46	0.38

Less Distributions:
Distributions from Net Investment Income	(0.40)	(0.38)	(0.46)	(0.45)	(0.36)

Net Asset Value per Share, End of Year	$8.94	$8.57	$8.93	$9.47	$9.46

Total Return	9.21%	0.35%	(0.88)%	4.95%	4.08%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$75,849	$51,944	$75,856	$114,181	$108,605
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.76%	0.74%	0.49%	0.63%	0.66%
After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.49%
Ratio of Total Expenses to Average Net Assets	N/A	N/A	N/A	N/A	0.51	% (3)
Ratio of Net Investment Income to Average Net Assets	3.66%	4.76%	5.06%	4.80%	3.74%
Portfolio Turnover Rate	83.26%	21.40%	27.24%	43.18%	42.09%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	Includes interest expense on reverse repurchase agreement.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$10.21	$9.21	$9.55	$9.47	$9.40

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.75	1.01	0.65	0.48	0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.25	0.85	(0.45)	0.09	0.06

Total from Investment Operations	1.00	1.86	0.20	0.57	0.52

Less Distributions:
Distributions from Net Investment Income	(0.84)	(0.86)	(0.54)	(0.49)	(0.45)

Net Asset Value per Share, End of Year	$10.37	$10.21	$9.21	$9.55	$9.47

Total Return	10.32%	21.38%	2.08%	6.16%	5.72%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$3,185,878	$7,907,871	$1,074,374	$580,139	$352,546
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.61%	0.61%	0.59%	0.61%	0.61%
After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	7.37%	10.47%	6.75%	5.09%	4.86%
Portfolio Turnover Rate	76.43%	15.57%	9.09%	18.29%	21.84%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$10.55	$9.55	$9.89	$9.81	$9.73

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.73	1.01	0.64	0.47	0.44
Net Realized and Unrealized Gain (Loss) on Investments	0.27	0.89	(0.46)	0.09	0.07

Total from Investment Operations	1.00	1.90	0.18	0.56	0.51

Less Distributions:
Distributions from Net Investment Income	(0.83)	(0.90)	(0.52)	(0.48)	(0.43)

Net Asset Value per Share, End of Year	$10.72	$10.55	$9.55	$9.89	$9.81

Total Return	10.00%	20.98%	1.75%	5.87%	5.42%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,211,097	$3,345,527	$1,031,156	$354,650	$203,481
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.88%	0.87%	0.84%	0.88%	0.88%
After Expense Reimbursement	0.74%	0.74%	0.73%	0.74%	0.74%
Ratio of Net Investment Income to Average Net Assets	6.98%	10.11%	6.51%	4.80%	4.56%
Portfolio Turnover Rate	76.43%	15.57%	9.09%	18.29%	21.84%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of

Directors of the TCW Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Money Market Fund, TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund, (collectively, the “TCW Fixed Income Funds”) (six of twenty funds comprising the TCW Funds, Inc.) as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the TCW Fixed Income Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Fixed Income Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Fixed Income Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective TCW Fixed Income Funds as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

December 16, 2010

Los Angeles, California

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a TCW Fund, you incur ongoing operational costs of the Fund, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2010 to October 31, 2010)
TCW Money Market Fund
I Class Shares
Actual	$1,000.00	$1,001.00	0.22%	$1.11
Hypothetical (5% return before expenses)	1,000.00	1,024.10	0.22%	1.12

TCW Core Fixed Income Fund
I Class Shares
Actual	$1,000.00	$1,065.30	0.44%	$2.29
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44%	2.24

N Class Shares
Actual	$1,000.00	$1,062.20	0.79%	$4.11
Hypothetical (5% return before expenses)	1,000.00	1,021.22	0.79%	4.02

TCW Emerging Markets Income Fund
I Class Shares
Actual	$1,000.00	$1,095.80	0.92%	$4.86
Hypothetical (5% return before expenses)	1,000.00	1,020.57	0.92%	4.69

N Class Shares
Actual	$1,000.00	$1,094.40	1.25%	$6.60
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.25%	6.36

TCW High Yield Bond Fund
I Class Shares
Actual	$1,000.00	$1,065.00	0.96%	$5.00
Hypothetical (5% return before expenses)	1,000.00	1,020.37	0.96%	4.89

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2010 to October 31, 2010)
N Class Shares
Actual	$1,000.00	$1,063.80	1.20%	$6.24
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

TCW Short Term Bond Fund
I Class Shares
Actual	$1,000.00	$1,026.10	0.44%	$2.25
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44%	2.24

TCW Total Return Bond Fund
I Class Shares
Actual	$1,000.00	$1,069.70	0.44%	$2.30
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44%	2.24

N Class Shares
Actual	$1,000.00	$1,068.40	0.74%	$3.86
Hypothetical (5% return before expenses)	1,000.00	1,021.48	0.74%	3.77

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and file Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

TCW Funds, Inc.

Approval of Investments Management and Advisory Agreement

TCW Funds, Inc. (the “Company”) and TCW Investment Management Company (the “Advisor”) are parties to an Investment Management and Advisory Agreement (the “Advisory Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Company. At a meeting held on June 23, 2010, the Board of Directors of the Company re-approved the Advisory Agreement with respect to each Fund for an additional one year term.

Prior to this re-approval, the Advisor provided materials to the Board for its evaluation in response to information requested by the Independent Directors, who were advised by independent legal counsel with respect to these and other relevant matters. The Independent Directors also met separately on June 9, 2010, with their counsel to consider the matter and unanimously recommended re-approval of the Advisory Agreement. Discussed below are certain of the factors considered by the Board in approving the Advisory Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

In evaluating the Advisory Agreement the Board, including the Independent Directors, considered the following factors among others:

Nature, Extent and Quality of Services.    The Board considered the general nature, extent, and quality of services provided or expected to be provided by the Advisor. The Board evaluated the Advisor’s experience in serving as manager of the Funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large organization which also serves a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Board also considered the ability of the Advisor to provide appropriate levels of support and resources to the Company and noted the acquisition of Metropolitan West Asset Management LLC by the Advisor’s parent company in late 2009. The Board also took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the expertise and amounts of attention provided and expected to be given to the Company by the Advisor is substantial. The Board considered the impacts of turnover of portfolio management personnel during the past year, the ability of the Advisor to attract and retain qualified business professionals and its compensation program, including its new employee equity plan. The Board also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor with respect to the Funds. The Board concluded that it was satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Funds by the Advisor under the Advisory Agreement.

Investment Performance.    The Board reviewed information about each Fund’s historical performance, including materials prepared by the Advisor and a report prepared by Morningstar Associates LLC, an independent third party consultant (the “Report”), which provided a comparative analysis of each Fund with the performance of similar funds over one, three, five and 10 year periods ended March 31, 2010, as applicable.

The Directors noted that the Core Fixed Income, Emerging Markets Income, Growth, Growth Equities, Money Market, Small Cap Growth, Short Term Bond and Total Return Bond Funds performed at or above

TCW Funds, Inc.

their respective category medians for all of the periods presented in the Report. They noted that the Balanced, Value Opportunities, Aggressive Allocation and Moderate Allocation Funds performed below their respective category medians for all of the periods presented in the Reports. They further noted that the performance of the other Funds was mixed, performing above average in certain periods and below average in others but in most cases performing above average in the most recent one-year period presented in the Report. The Directors considered the impact on historical performance information of performance data for the highly unusual market conditions of 2008, reviewed the actions taken by the Advisor to address underperformance and note the 2010 performance of the Funds.

The Board concluded that the Advisor should continue to provide investment management services to the Funds consistent with their objectives and strategies. The Board indicated it would continue to monitor Fund investment performance on a regular basis and discuss with the Advisor from time to time any long-term underperformance as appropriate.

Advisory Fees and Profitability.    The Board considered information in the Report and in the materials prepared by the Advisor regarding the advisory fees charged to the Funds, advisory fees paid by other funds in the Funds’ respective Morningstar Categories, and advisory fees paid to the Advisor under advisory contracts with respect to other institutional clients. The Board noted that although the advisory fees charged by the Advisor to a number of the Funds are above the fees paid by peer groups of similar funds, as a result of voluntary fee waiver and expense cap arrangements the total expenses of those Funds are near or below the median expenses of other funds in the respective Morningstar Categories. The Board also noted that the advisory fees charged by the Advisor to many of the Funds are higher than the advisory fees charged by the Advisor to certain institutional separate accounts with similar strategies managed by the Advisor, but that, the services provided the Funds are more extensive than the services provided to institutional separate accounts.

The Board noted that the total expenses of the Funds are near or below expenses incurred by other funds in their respective Morningstar Categories. They considered that the Advisor had agreed to reduce its investment advisory fee or pay the operating expenses of each Fund in order to maintain the overall expense ratios of the Funds at competitive levels (the “Expense Limitations”) and noted that the Advisor had entered into two contractual expense limitation agreements with respect to newly organized Funds and the amounts paid or waived by the Advisor pursuant to expense limitations. The Board also considered the costs of services to be provided and profits to be realized by the Advisor and its affiliates from their relationship with the Company, recognizing the difficulty in evaluating a manager’s profitability with respect to the Funds it manages in the context of a manager with multiple lines of business and noting that other profitability methodologies might also be reasonable. Based on these various considerations, the Board concluded that the contractual management fees of the Funds under the Advisory Agreement are fair and bear a reasonable relationship to the services rendered.

Expenses and Economies of Scale.    The Board considered the potential of the Advisor to achieve economies of scale as the Funds grow in size. The Board noted that the Advisor has agreed to the Expense Limitations, which are designed to maintain the overall expense ratio of each of the Funds at a competitive level. The Board also considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expense reimbursements. The Board concluded that the current fee arrangements were appropriate given the current size and structure of the Company and adequately reflected any economies of scale.

TCW Funds, Inc.

Approval of Investments Management and Advisory Agreement (Continued)

Ancillary Benefits.    The Board considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Company, including compensation for certain compliance support services. The Board noted that, in addition to the fees the Advisor receives under the Advisory Agreement, the Advisor could receive additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are consistent with the services provided by the Advisor to the Funds.

Based upon the considerations discussed above and other considerations, the Board of Directors, including the Independent Directors, approved renewal of the Advisory Agreement.

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2010, the following Funds paid a capital gain distribution within the meaning 852 (b) (3) (c) of the Code. Each Fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Core Fixed Income Fund	$0.17
TCW Total Return Bond Fund	$0.08

Under Section 854 (b) (2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1 (h) (11) of the Code for the fiscal year ended October 31, 2010:

Fund	Qualified Dividend Income
TCW Core Fixed Income Fund	$683
TCW High Yield Bond Fund	$14,654

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund Qualified Interest Income	Qualified Received Deductions
TCW High Yield Bond Fund	0.07%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In January 2011, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Funds, Inc.

Directors and Officers of the Company

A board of eleven directors is responsible for overseeing the operations of the Company, which consists of 20 funds at October 31, 2010. The directors of the Company, and their business addresses and their principal occupation for the last five years, are set forth below.

Independent Directors

Name, Address, Age and Position with Funds(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (74)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit business organization).	Point 360 (post production services), Broadway National Bank (banking), TCW Strategic Income Fund, Inc. (closed-end fund).
Richard W. Call (86)	Mr. Call has served as a director of TCW Funds, Inc. since February 1994.	Private Investor.	TCW Strategic Income Fund, Inc. (closed-end fund).
Matthew K. Fong (56)	Mr. Fong has served as a director of TCW Funds, Inc. since April 1999.	President, Strategic Advisory Group (consulting firm). Of Counsel Sheppard, Mullin, Richter & Hamilton (law firm).	Seismic Warning Systems, Inc., PGP, LLP (private equity fund), and TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (79)	Mr. Gavin has served as a director of TCW Funds, Inc., since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital Management Trust (mutual fund), TCW Strategic Income Fund, Inc. (closed-end fund), Hotchkis and Wiley Funds (mutual fund).
Patrick C. Haden (57) Chairman	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), Metropolitan West Funds (mutual fund) and TCW Strategic Income Fund, Inc. (closed-end fund).
Janet E. Kerr (55)	Ms. Kerr has served as a director of TCW Funds, Inc. since August 2010.	Professor of Law and Executive Director Geoffrey H. Palmer Center for Entrepreneurship and the Law, Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer) and TCW Strategic Income Fund, Inc. (closed-end fund).
Peter McMillan (52)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co-founder and Executive Vice President of KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trust I and KBS Real Estate Investment Trust II (real estate investments), Steinway Musical Instruments, Inc. (musical instruments manufacturing), Metropolitan West Funds (mutual funds) and TCW Strategic Income Fund, Inc. (closed-end fund).
Charles A. Parker (76)	Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Horace Mann Educators Corp. (insurance corporation), Burridge Center for Research in Security Prices (University of Colorado), and TCW Strategic Income Fund, Inc. (closed-end fund).

(1)	The address of each Independent Director is c/o Bingham McCutchen LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.

TCW Funds, Inc.

Interested Directors

Each of these directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (66) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chief Executive Officer and Chairman, the Adviser; Vice Chairman and Chief Executive Officer, The TCW Group, Inc. and TCW Asset Management Company; and Vice Chairman, Trust Company of the West.	Qualcomm Incorporated (wireless communications).
Thomas E. Larkin, Jr. (71) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Larkin has served as a director since inception of TCW Funds, Inc. in September 1992.	Vice Chairman, The TCW Group, Inc., the Advisor, TCW Asset Management Company and Trust Company of the West.	Automobile Club of Southern California (motorist association).
Charles W. Baldiswieler (52) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Baldiswieler has served as a director of TCW Funds, Inc. since March 2009, and President and Chief Executive Officer since December 2009.	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.	TCW Strategic Income Fund, Inc. (closed-end fund).

The officers of the Company who are not directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (55)*	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company.
Michael E. Cahill (59)*	Senior Vice President, General Counsel and Assistant Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; General Counsel, TCW Strategic Income Fund, Inc.
David S. DeVito (47)*	Treasurer and Chief Financial Officer	Executive Vice President and Chief Administrative Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer, Chief Financial Officer and Director, TCW Strategic Income Fund, Inc.
Philip K. Holl (60)*	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Secretary, TCW Strategic Income Fund, Inc.

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Hilary G.D. Lord (54)*	Senior Vice President, Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President and Chief Compliance Officer, TCW Strategic Income Fund, Inc.
George N. Winn (42)*	Assistant Treasurer	Senior Vice President, the Advisor, The TCW Group, Inc., Trust Company of the West, TCW Asset Management Company.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

TCW Funds, Inc.

865 South Figueroa Street Los Angeles, California 90017 800 FUND TCW

(800 386 3829) www.tcw.com

Investment Advisor

TCW Investment Management Company 865 South Figueroa Street Los Angeles, California 90017 800 FUND TCW

Transfer Agent

U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP 350 South Grand Avenue Los Angeles, California 90071

Custodian & Administrator

State Street Bank & Trust Company 200 Clarendon Street Boston, Massachusetts 02116

Distributor

TCW Funds Distributors 865 South Figueroa Street Los Angeles, California 90017

Directors

Patrick C. Haden

Director and Chairman of the Board Charles W. Baldiswieler Director Samuel P. Bell Director Richard W. Call Director Matthew K. Fong Director John A. Gavin Director Janet E. Kerr Director Thomas E. Larkin, Jr.

Director Peter McMillan Director Charles A. Parker Director Marc I. Stern Director

Officers

Charles W. Baldiswieler

President and Chief Executive Officer Peter A. Brown Senior Vice President Michael E. Cahill Senior Vice President, General Counsel and Assistant Secretary David S. DeVito Treasurer and Chief Financial Officer Philip K. Holl Secretary and Associate General Counsel Hilary G.D. Lord

Senior Vice President and Chief Compliance Officer George N. Winn Assistant Treasurer

FUNDarFI1210

Item 2.	Code of Ethics. The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions. The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, please contact the registrant at (877) 829-4768.

Item 3.	Audit Committee Financial Expert. The registrant has two audit committee financial experts, Samuel P. Bell and Charles A. Parker, who are independent of management serving on its audit committee.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees Paid by Registrant

2010	2009
$478,800	$462,100

(b) Audit-Related Fees Paid by Registrant

2010	2009
$0	$0

(c) Tax Fees Paid by Registrant

2010	2009
$79,500	$80,000

Fees were for the preparation and filing of the registrant’s corporate returns.

(d) All Other Fees Paid by Registrant

2010	2009
$7,900	$0

Fees were for a tax analysis regarding a change in ownership.

(e)(1) The registrant’s audit committee approves each specific service the auditor will perform for the registrant. Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2) None.

(f) Not applicable.

(g) None.

(h) Not applicable.

Item 5.	Audit of Committee of Listed Registrants. Not applicable.

Item 6.	Schedule of Investments. Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to registrant’s procedures by which shareholders may recommend nominees to registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	EX-99.CODE – Code of Ethics (filed herewith).

(b)	EX-99.CERT – Section 302 Certifications (filed herewith).

EX-99.906CERT – Section 906 Certification (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)

/S/ CHARLES W. BALDISWIELER
Charles W. Baldiswieler
Chief Executive Officer

Date December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/S/ CHARLES W. BALDISWIELER
Charles W. Baldiswieler
Chief Executive Officer

Date December 29, 2010

By (Signature and Title)
/S/ DAVID S. DEVITO
David S. DeVito
Chief Financial Officer

Date December 29, 2010